UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-01519

STATE FARM ASSOCIATES’ FUNDS TRUST

(Exact name of registrant as specified in charter)

One State Farm Plaza Bloomington, IL	61710-0001
(Address of principal executive offices)	(Zip code)

Paul J. Smith One State Farm Plaza Bloomington, Illinois 61710-0001	Alan Goldberg Stradley Ronon Stevens & Young, LLP 191 North Wacker Dr, Suite 1601 Chicago, Illinois 60606
(Names and addresses of agents for service)

Registrant’s telephone number, including area code: 1-800-447-0740

Date of fiscal year end: 11/30/2016

Date of reporting period: 11/30/2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

November 30, 2016

State Farm Associates' Funds Trust

ANNUAL REPORT

To enroll in electronic delivery of mutual funds documents, log into your account at **statefarm.com®**, click on Profile and Preferences, and scroll down to Edit My Preferences. Follow the prompts to update your paperless options.

State Farm Growth Fund

State Farm Balanced Fund

State Farm Interim Fund

State Farm Municipal Bond Fund

Before investing, consider the Funds’ investment objectives, risks, charges and expenses. Contact State Farm VP Management Corp. (1-800-447-0740) for a prospectus or summary prospectus containing this and other information. Read it carefully.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are available without charge upon request at 1-800-447-0740 and at sec.gov.

The Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds make the information on Form N-Q available to shareholders upon request without charge at 1-800-447-0740.

Any website referenced in this report is an inactive textual reference only, and information contained in or otherwise accessible through that website does not form a part of, and is not incorporated by reference into, this report.

ANNUAL REPORT

Electronic Delivery

As a State Farm Mutual Funds shareholder, we wish to remind you that you can elect to have future Annual Reports, Semi-Annual Reports, Prospectuses, statements, and tax forms delivered electronically rather than receiving large, bulky paper reports through the mail. This is a great way to help reduce internal fund costs related to printing and mailing these materials as well as a way to be environmentally friendly. Please consider signing up for electronic delivery today by going on statefarm.com or contacting the State Farm Mutual Funds Response Center at 1-800-447-0740 for assistance.

Compensation Deduction or Automatic Investment Plan (AIP)1

State Farm Mutual Funds allow you to make regular investments in a Fund with compensation deduction (agent/employee only) or an Automatic Investment Plan through an electronic transfer of funds from your bank/credit union account. If you wish to begin compensation deduction or an Automatic Investment Plan, the minimum amount required for both initial and subsequent investments is $50. Please consider signing up today for compensation deduction by going on the State Farm intranet or signing up for AIP by contacting the State Farm Mutual Funds Response Center at 1-800-447-0740 for assistance.

State Farm VP Management Corp.

(Underwriter and Distributor of Securities Products)

One State Farm Plaza

Bloomington, Illinois 61710-0001

1-800-447-0740

statefarm.com

1	Automatic investment plans do not assure a profit or protect against loss.

Message to Shareholders of State Farm Associates’ Funds Trust

Dear Shareholders,

Thank you for investing with State Farm Mutual Funds®. Enclosed is the Annual Report for the 12-month period ended November 30, 2016, for the State Farm Associates’ Funds Trust (“the Trust”). In this report you will find management’s discussion of investment philosophy and process for each of the Funds offered by the Trust, factors that affected each Fund’s performance over the 12-month period, and benchmark index comparisons that are designed to put that performance into context.

State Farm Investment Management Corp. has consistently maintained a long-term, disciplined approach to managing investment risk and providing competitive investment products that can help you, our valued shareholder, with your investment goals.1 We believe that remaining focused on your long-term goals and maintaining an appropriate asset allocation mix are important elements in pursuing investment success.2

Market Review

During the 2016 fiscal year, U.S. equity markets posted a positive total return while results were mixed for U.S. fixed income markets.

The table below shows annual total returns for each of the four Funds compared to their respective benchmarks for the 12-month period ended November 30, 2016.

Annual Total Returns (as of November 30, 2016)[3]
Fund	Annual Total Returns 1-year
State Farm Growth Fund	9.54%
Benchmark: S&P 500 Index	8.06%

State Farm Balanced Fund	5.83%
Benchmark: Blended benchmark*	5.61%

State Farm Interim Fund	0.45%
Benchmark: Bloomberg Barclays 1-5 Year U.S. Treasury Index	0.86%

State Farm Municipal Bond Fund	-0.16%
Benchmark: Bloomberg Barclays 7-Year Municipal Bond Index	-0.76%

* 60% S&P 500 Index / 40% Bloomberg Barclays Intermediate Gov/Credit Index (rebalanced on a monthly basis)

The performance data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Mutual Funds Response Center at 1-800-447-0740. It is not possible to invest directly in an index.

1	Investing involves risk, including potential for loss.

2	Asset allocation does not assure a profit or protect against loss.

3	Source: State Farm Mutual Funds returns prepared by State Farm Investment Management Corp. (SFIMC), the Funds’ investment adviser. S&P 500 Index return provided by Bloomberg. The S&P 500 Index is a capitalization-weighted measure of common stocks of 500 large U.S. companies.

The blended benchmark return provided by SFIMC. The blended benchmark is comprised of 60% S&P 500 Index / 40% Bloomberg Barclays Intermediate Gov/ Credit Index. The Bloomberg Barclays Intermediate Gov/Credit Index contains approximately 5,186 U.S. Treasury, corporate and other securities with an average maturity of about 4.40 years.

The Bloomberg Barclays 1-5 Year U.S. Treasury Index return provided by Bloomberg. The Bloomberg Barclays 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Bloomberg Barclays 7-Year Municipal Bond Index return provided by Bloomberg. The Bloomberg Barclays 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of six to eight years.

Message to Shareholders of State Farm Associates’ Funds Trust (continued)

U.S. equities (as represented by the S&P 500 Index) achieved an 8.06% total return for the period, including dividends. Positive factors influencing markets during this time included a continuing trend of generally subdued inflation, accommodative global central bank policy, generally positive employment gains, and continued growth - albeit modest - in U.S. Gross Domestic Product (GDP). In addition, continued low interest rates and a strong year in merger-and-acquisition activity also helped drive a rise in some individual stock prices and overall market valuations.

As displayed in the chart below, after starting the fiscal year at a price level of 2,080, the S&P 500 Index staged an uneven decline through the beginning of February as plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. Also, U.S. corporate profits remained constrained early in the year, with the relative strength of the U.S. dollar continuing to provide a headwind for large-cap multi-national companies. Despite this challenging environment, the U.S. economy managed to post a 0.8% increase to GDP during the first quarter (January – March) - its first increase during that particular reporting period in three years. After recording a period low of 1,829 on February 11, 2016, the S&P 500 Index made an upward, albeit irregular march into early June, sustained by pockets of global economic growth, positive U.S. labor reports, improving crude oil fundamentals, and continued easy-money policy support from global central banks. During this rebound, the current U.S. bull market rally - which began in March 2009 - entered its eighth year, making it the second longest bull market in history.

Late June brought the “Brexit” surprise to the markets with the United Kingdom’s referendum vote to leave the European Union. However, U.S. equities quickly recovered from their Brexit shock and - buoyed by additional signs of strength in the U.S. economy and a cautious Federal Reserve (the “Fed”) - recorded seven new closing price highs in July and another three in August. In addition, during this time the U.S. stock market registered its least volatile 30-day period (late July thru late August) in more than 20 years.

As U.S. economic growth accelerated in September - U.S. GDP would ultimately show a 3.5% increase for the third quarter (July – September) - investors upended market winners and losers. Rotating out of defensive sectors like telecommunications and utilities - whose dividend-yielding securities were sought out earlier in the year - investors moved into cyclical and growth stocks within the energy, technology and financial sectors. As the markets turned their attention to the November U.S. election, volatility returned. The S&P 500 Index notched a nine-day losing streak in late October and into early November - its longest such slide since 1980 - as investors grew cautious heading into the U.S. election. The S&P 500 Index proceeded to set multiple closing price highs in late November as investors generally cheered the potential pro-growth impacts of deregulation, corporate tax reform and fiscal stimulus anticipated from a Trump presidency, before ending the one-year period at 2,199.

Source: Bloomberg

Message to Shareholders of State Farm Associates’ Funds Trust (continued)

Meanwhile, for bond investors, those potential pro-growth Trump policies and signs of an improving U.S. economy brought an increase in interest rates during the second half of the fiscal year. The resulting price decreases produced mixed returns for fixed income markets. Among major bond indices, the Bloomberg Barclays 1-5 year Treasury Index recorded a total return of 0.86%, as bond coupon income offset a negative price return, while bond coupon income wasn’t enough to compensate for a negative price return for the Bloomberg Barclays 7-year Municipal Bond Index, which turned in a –0.76% total return for the one-year period.

Within U.S. Treasuries, as the chart below shows, after beginning the period at 2.21%, 10-year yields generally declined from the end of December through early February, in part reacting to the same global growth concerns that impacted U.S. equities early on in the period. 10-year Treasuries subsequently made a series of up-and-down movements into June on changing views of inflation expectations, before declining to a new record low of 1.37% in early July following the Brexit vote. While the U.K.’s referendum vote and continued global easy monetary policy had the effect of keeping U.S. Treasury yields in check, from that early-July period low, investors pushed the 10-year Treasury yield through an uneven climb before reaching 1.88% on U.S. election day (November 8, 2016). Yields on 10-year Treasuries jumped almost 20 basis points the following day and subsequently set a period high of 2.37% on November 30, 2016, to close the one-year period, as investors generally welcomed the potential pro-growth impacts anticipated from a Trump administration and digested strong third-quarter U.S. economic data and signs of higher inflation.

Within shorter maturities, 3-month U.S. Treasury yields began December 2015 at 0.22% - 20 basis points higher than they had started the prior-year period - as investors bid those yields higher during the second-half of 2015 in anticipation of a Fed interest rate hike. Consequently, when the Fed did finally initiate a 0.25% rate increase later in December 2015 - its first such increase since 2006 - the immediate change in short-term yields was relatively muted, with 3-month yields bottoming out at a period low of 0.16% on December 31, 2015. After climbing to no higher than 0.36% through the first eight months of the year, 3-month Treasury yields jumped over 30 basis points from mid-September through mid-November, as investors responded to signals from the Fed that it would initiate another rate increase in December 2016. After establishing a period high of 0.55% on November 14, 2016, 3-month Treasury yields settled down to close out the one-year period at 0.48%.4

Source: The U.S. Department of the Treasury (treasury.gov)

4	Source: The U.S. Department of the Treasury. A 10-year U.S. Treasury Note is a debt obligation issued by the U.S. Treasury with a maturity of 10 years and that pays interest every six months. A 3-month U.S. Treasury Bill is a debt obligation issued by the U.S. Treasury that has a term of 92 days or less. U.S. Treasury securities are backed by the full faith and credit of the U.S. government and are guaranteed only as to the prompt payment of principal and interest, and are subject to market risks if sold prior to maturity. Bonds have historically been less volatile than stocks, but are sensitive to changes in interest rates. Past performance does not guarantee future results.

Message to Shareholders of State Farm Associates’ Funds Trust (continued)

Included for your review are audited financial statements and a complete list of portfolio holdings to help you further understand the Funds you own. We encourage your review and consideration of this entire report.

On behalf of the entire State Farm Mutual Funds team, thank you for your continued business and allowing us to serve your investment needs.

Sincerely,

Joe R. Monk Jr. Senior Vice President State Farm Investment Management Corp.

State Farm Growth Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Growth Fund is managed with a long-term investment orientation. Our investment process is based on a rigorous fundamental analysis of companies. We focus on risk as well as the potential for reward. We look for well managed companies with a business specialty that serves an appropriately-sized market opportunity. We prefer companies with a strong customer focus and a history of prudent financial decisions. We also believe that dividends are an important part of an investment’s total return and therefore prefer companies that pay a regular dividend. While we are conscious of how the Fund’s portfolio differs from its broad-based benchmark, the S&P 500 Index, we do not make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

Positive factors influencing U.S. markets included a continuing trend of generally subdued inflation, accommodative global central bank policy, generally positive employment gains, and continued growth - albeit modest - in U.S. Gross Domestic Product (GDP). In addition, continued low interest rates and a strong year in merger-and-acquisition activity also helped drive a rise in some individual stock prices and overall market valuations.

The beginning of the fiscal year, however, was marked by certain challenges. U.S. equity markets, as represented by the S&P 500 Index, delivered their lowest December returns since 2002 (down –1.6%) - and recorded their worst ever 10-day January start (down –7.5%) - as plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. Also, U.S. corporate profits remained constrained early in the year, with the relative strength of the U.S. dollar continuing to provide a headwind for large-cap multi-national companies. Despite this challenging environment, the U.S. economy managed to post a 0.8% increase to GDP during the first quarter (January – March) - its first increase during that particular reporting period in three years.

Supported by pockets of global economic growth, positive U.S. labor reports, improving crude oil fundamentals, and continued easy-money policy support from global central banks, markets rebounded in February and made an upward, albeit irregular march into June. During this rebound, the current U.S. bull market rally - which began in March 2009 - entered its eighth year, making it the second longest bull market in history. Late June brought the “Brexit” surprise to the markets with the United Kingdom’s referendum vote to leave the European Union. However, U.S. equities quickly recovered from their Brexit shock and - buoyed by additional signs of strength in the U.S. economy and a cautious Federal Reserve - recorded seven new closing price highs in July and another three in August. In addition, during this time the U.S. stock market registered its least volatile 30-day period (late July thru late August) in more than 20 years.

As U.S. economic growth accelerated in September - U.S. GDP would ultimately show a 3.5% increase for the third quarter (July – September) - investors upended market winners and losers. Rotating out of defensive sectors like telecommunications and utilities - whose dividend-yielding securities were sought out earlier in the year - investors moved into cyclical and growth stocks within the energy, technology and financial sectors. As investors turned their attention to the November U.S. election, volatility returned. Markets notched a nine-day losing streak in late October and into early November - its longest such slide since 1980 - as investors grew cautious heading into the November 8th vote. However, the markets subsequently ended the fiscal year by setting multiple closing price highs in late November as investors generally cheered the potential pro-growth impacts of deregulation, corporate tax reform, and fiscal stimulus anticipated from a Trump presidency.

In general, commodity prices were volatile throughout the period ended November 30, 2016. Oil prices began the period at around $42/barrel and ranged between approximately $26 to $52/barrel during the year, before ending at around $49/barrel, an increase of approximately 19% for the 12-month period. Gold prices began the period at around $1,066 per troy ounce and ranged between approximately $1,046 and $1,375 per troy ounce, before ending November 2016 at around $1,171/oz., an increase of approximately 10% for the 12-month period.

In currency markets, the U.S. dollar stayed relatively unchanged against the euro, finishing where it began the one-year period at $1.06/euro. Versus the British pound, the U.S. dollar increased by approximately 20% to $1.25/£, with a majority of that gain occurring after the Brexit referendum vote in late June.

The total return for the S&P 500 Index was 8.06% for the 12-month reporting period. The total return reflected a decrease in corporate earnings per share for the S&P 500 Index companies of approximately –2%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 8%, and a dividend return of approximately 2.1%.

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Industry and based on total net assets as of November 30, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Represents 8 other industries, each of which represents less than 5% of total net assets.

How did the Fund perform during the reporting period?

For the one-year period ended November 30, 2016, the State Farm Growth Fund had a total return of 9.54% after expenses, compared to an 8.06% total return for the S&P 500 Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Mutual Funds Response Center at 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The tables below show the securities that were the leading contributors and detractors to Fund performance during the period as well as the performance of the top ten holdings of the Fund.

Performance of Top 5 Contributors

Security	Sector	% of Net Assets as of 11/30/16	12/1/15 to 11/30/16 Total Return %
Johnson & Johnson	Health Care	6.4%	13%
Caterpillar Inc.	Machinery & Manufacturing	2.6%	37%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	3.5%	22%
Chevron Corp.	Oil & Gas	2.8%	28%
Vulcan Materials Co.	Building Materials & Construction	3.0%	23%

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

The S&P 500 Index represents an unmanaged group of stocks that differs from the composition of the Growth Fund. Unlike an investment in the Growth Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Performance of Top 5 Detractors

Security	Sector	% of Net Assets as of 11/30/16	12/1/15 to 11/30/16 Total Return %
Walt Disney Co., The	Media & Broadcasting	6.3%	-11%
Eli Lilly and Co.	Health Care	1.6%	-16%
Novo-Nordisk A/S Sponsored ADR	Health Care	0.3%	-37%
Apple Inc.	Computers	3.3%	-5%
Nestle SA ADR	Agriculture, Foods, & Beverage	1.8%	-6%

Performance of Top 10 Holdings

Security	Sector	% of Net Assets as of 11/30/16	12/1/15 to 11/30/16 Total Return %
Johnson & Johnson	Health Care	6.4%	13%
Walt Disney Co., The	Media & Broadcasting	6.3%	-11%
Exxon Mobil Corp.	Oil & Gas	5.3%	11%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	3.5%	22%
Procter & Gamble Co., The	Consumer & Marketing	3.4%	14%
Apple Inc.	Computers	3.3%	-5%
Wells Fargo & Co.	Banks	3.3%	-1%
Vulcan Materials Co.	Building Materials & Construction	3.0%	23%
Air Products & Chemicals Inc.	Chemicals	2.8%	17%
Chevron Corp.	Oil & Gas	2.8%	28%

The State Farm Growth Fund’s portfolio turnover rate over the past 12 months was 0.00%. However, during the period Royal Dutch Shell - a company in which the Fund already had a Class A position - acquired BG Group. As a result, the Fund received cash and Class B shares of Royal Dutch Shell in exchange for the Fund’s BG Group shares. Also during the fiscal year, portfolio company Air Products & Chemicals completed a spin-off for which the Fund received shares in Versum Materials.

There were 77 holdings in the Fund totaling approximately $4.3 billion in assets at the end of the reporting period compared to 76 holdings and approximately $4.1 billion in assets one year earlier. As discussed in the Overview, we believe that a company’s dividend policy is an important component in the analysis and selection of securities for the Fund. From December 1, 2015, through November 30, 2016, 54 of the stocks in the portfolio, accounting for over 81% of the Fund’s total net assets, increased their dividends in local currency terms.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

We are long-term investors who spend a lot of time getting to know companies and the people who run them. We seek to understand the company’s long term strategies as well as the competitive advantages and risks inherent in them. When we invest in a company, it is normally our intention to maintain that investment for a very long period of time. Our investment strategy generally is not influenced by short term factors. Our philosophy sometimes will result in periods when the Fund’s performance trails that of the market. We define risk as the permanent loss of investment capital. We believe that our philosophy combined with our views on risk have produced competitive returns versus the benchmark over a long period of time.

State Farm Balanced Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Balanced Fund is invested in a combination of stocks and bonds in the pursuit of long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing under normal market conditions approximately 60% of its total assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities, but for a time may choose to invest as much as 75% of its total assets in fixed income securities, including short-term securities. The equity allocation is managed with a conservative bias that favors large capitalization companies that we believe are well managed with a business specialty. The fixed income component invests in high quality U.S. government and corporate bonds primarily of intermediate maturity and seeks to provide shareowners with current income in addition to some protection from equity market volatility. We tend to maintain a long term investment orientation with both the stock and bond investments in the Fund.

Describe the relevant market environment as it related to the Fund for the reporting period.

Positive factors influencing U.S. markets included a continuing trend of generally subdued inflation, accommodative global central bank policy, generally positive employment gains, and continued growth - albeit modest - in U.S. Gross Domestic Product (GDP). In addition, continued low interest rates and a strong year in merger-and-acquisition activity also helped drive a rise in some individual stock prices and overall market valuations.

The beginning of the fiscal year, however, was marked by certain challenges. U.S. equity markets, as represented by the S&P 500 Index, delivered their lowest December returns since 2002 (down –1.6%) - and recorded their worst ever 10-day January start (down –7.5%) - as plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. Also, U.S. corporate profits remained constrained early in the year, with the relative strength of the U.S. dollar continuing to provide a headwind for large-cap multi-national companies. Despite this challenging environment, the U.S. economy managed to post a 0.8% increase to GDP during the first quarter (January – March) - its first increase during that particular reporting period in three years.

Supported by pockets of global economic growth, positive U.S. labor reports, improving crude oil fundamentals, and continued easy-money policy support from global central banks, markets rebounded in February and made an upward, albeit irregular march into June. During this rebound, the current U.S. bull market rally - which began in March 2009 - entered its eighth year, making it the second longest bull market in history. Late June brought the “Brexit” surprise to the markets with the United Kingdom’s referendum vote to leave the European Union. However, U.S. equities quickly recovered from their Brexit shock and - buoyed by additional signs of strength in the U.S. economy and a cautious Federal Reserve - recorded seven new closing price highs in July and another three in August. In addition, during this time the U.S. stock market registered its least volatile 30-day period (late July thru late August) in more than 20 years.

As U.S. economic growth accelerated in September - U.S. GDP would ultimately show a 3.5% increase for the third quarter (July – September) - investors upended market winners and losers. Rotating out of defensive sectors like telecommunications and utilities - whose dividend-yielding securities were sought out earlier in the year - investors moved into cyclical and growth stocks within the energy, technology and financial sectors. As investors turned their attention to the November U.S. election, volatility returned. Markets notched a nine-day losing streak in late October and into early November - its longest such slide since 1980 - as investors grew cautious heading into the November 8th vote. However, the markets subsequently ended the fiscal year by setting multiple closing price highs in late November as investors generally cheered the potential pro-growth impacts of deregulation, corporate tax reform, and fiscal stimulus anticipated from a Trump presidency.

In general, commodity prices were volatile throughout the period ended November 30, 2016. Oil prices began the period at around $42/barrel and ranged between approximately $26 to $52/barrel during the year, before ending at around $49/barrel, an increase of approximately 19% for the 12-month period. Gold prices began the period at around $1,066 per troy ounce and ranged between approximately $1,046 and $1,375 per troy ounce, before ending November 2016 at around $1,171/oz., an increase of approximately 10% for the 12-month period.

In currency markets, the U.S. dollar stayed relatively unchanged against the euro, finishing where it began the one-year period at $1.06/euro. Versus the British pound, the U.S. dollar increased by approximately 20% to $1.25/£, with a majority of that gain occurring after the Brexit referendum vote in late June.

The total return for the S&P 500 Index was 8.06% for the 12-month reporting period. The total return reflected a decrease in corporate earnings per share for the S&P 500 Index companies of approximately –2%, an expansion of the price/earnings valuation of the S&P 500 Index of approximately 8%, and a dividend return of approximately 2.1%.

Bond markets, as represented by the Bloomberg Barclays Intermediate Government/Credit Index, generated a total return of 1.67% during the 12-month period ended November 30, 2016. The performance of the index was comprised of the Intermediate Credit-portion (40.3% Index weighting), which posted a total return of 2.87%, and the Intermediate Government-portion (59.7% Index weighting), which generated a total return of 0.89%. The total return of the Intermediate Credit-portion was comprised of a price return of –0.52% and a coupon return of 3.39%. Meanwhile, the total return of the Intermediate Government-portion was comprised of a price return of –0.87% and a coupon return of 1.76%.1

Provide an illustration of the Fund’s investments.

Fund Composition*

(unaudited)

*	Illustrated by Type of Security and based on total net assets as of November 30, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

1	Source: Barclays Live®

How did the Fund perform during the reporting period?

For the one-year period ended November 30, 2016, the State Farm Balanced Fund had a total return of 5.83% after expenses. The total return of the blended benchmark was 5.61% for the same period. The blended benchmark used is a combination of 60% S&P 500 Index and 40% Bloomberg Barclays Intermediate Government/Credit Index (rebalanced on a monthly basis). The total return of the all equity benchmark S&P 500 Index was 8.06%, while the fixed income benchmark Bloomberg Barclays Intermediate Government/Credit Index had a total return of 1.67% over the same time period. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Mutual Funds Response Center at 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	The S&P 500 Index is a capitalization-weighted measure of the common stocks of 500 large U.S. companies.

**	The Bloomberg Barclays Intermediate Government/Credit Index contains approximately 5,186 U.S. Treasury, corporate and other securities with an average maturity of about 4.40 years.

***	State Farm Investment Management Corp. computes the Blended Benchmark using 60% S&P 500 Index and 40% Bloomberg Barclays Intermediate Gov/Credit Index (rebalanced on a monthly basis).

The S&P 500 Index and the Bloomberg Barclays Intermediate Gov/Credit Index represent unmanaged groups of stocks and bonds that differ from the composition of the Balanced Fund. Unlike an investment in the Balanced Fund, theoretical investments in the Indices or Blended Benchmark do not reflect any expenses. It is not possible to invest directly in an index or the Blended Benchmark.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Equity portion of the Fund (60.88% of total net assets at the end of the period)

The tables below show the securities that were the leading contributors and detractors to Fund performance during the period as well as the performance of the top ten holdings of the Fund within the equity portion.

Performance of Top 5 Contributors

Security	Sector	% of Net Assets as of 11/30/16	12/1/15 to 11/30/16 Total Return %
Nucor Corp.	Mining & Metals	1.5%	55%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	2.3%	22%
Chevron Corp.	Oil & Gas	1.8%	28%
Caterpillar Inc.	Machinery & Manufacturing	1.4%	37%
Johnson & Johnson	Health Care	2.6%	13%

Performance of Top 5 Detractors

Security	Sector	% of Net Assets as of 11/30/16	12/1/15 to 11/30/16 Total Return %
Walt Disney Co., The	Media & Broadcasting	6.0%	-11%
Novo-Nordisk A/S Sponsored ADR	Health Care	0.3%	-37%
Eli Lilly and Co.	Health Care	0.8%	-16%
Novozymes A/S B Shares	Chemicals	0.2%	-29%
Apple Inc.	Computers	2.0%	-5%

Performance of Top 10 Holdings

Security	Sector	% of Net Assets as of 11/30/16	12/1/15 to 11/30/16 Total Return %
Walt Disney Co., The	Media & Broadcasting	6.0%	-11%
Johnson & Johnson	Health Care	2.6%	13%
Exxon Mobil Corp.	Oil & Gas	2.5%	11%
Archer-Daniels-Midland Co.	Agriculture, Foods, & Beverage	2.3%	22%
Wells Fargo & Co.	Banks	2.2%	-1%
Procter & Gamble Co., The	Consumer & Marketing	2.2%	14%
Apple Inc.	Computers	2.0%	-5%
Air Products & Chemicals Inc.	Chemicals	1.9%	17%
Chevron Corp.	Oil & Gas	1.8%	28%
Alphabet Inc. Class A	Computer Software & Services	1.6%	2%

Turnover in the equity portion of the State Farm Balanced Fund’s portfolio over the past 12 months was 0.00%. However, during the period Royal Dutch Shell - a company in which the Fund already had a Class A position - acquired BG Group. As a result, the Fund received cash and Class B shares of Royal Dutch Shell in exchange for the Fund’s BG Group shares. Also during the fiscal year, portfolio company Air Products & Chemicals completed a spin-off for which the Fund received shares in Versum Materials.

There were 77 holdings in the equity portion of the Fund totaling approximately $1.1 billion in assets at the end of the reporting period, compared to 76 holdings and approximately $1.0 billion in assets one year earlier. We believe that a company’s dividend policy is an important component in the analysis and selection of securities for the Fund. From December 1, 2015, through November 30, 2016, 54 of the stocks in the portfolio, accounting for over 75% of the equity portion of the Fund’s net assets, increased their dividends in local currency terms.

Fixed Income portion of the Fund (38.69% of total net assets at the end of the period)

An intermediate maturity structure continues to be the Fund’s investment orientation with 71.9% of the fixed income securities (representing 27.81% of total net assets) maturing within 3-11 years. The largest components of the fixed income portion of the Fund were corporate bonds (23.13% of total net assets) and U.S. Treasury securities (11.09% of total net assets). From a credit rating standpoint, 31.6% of the Fund’s fixed income portfolio was rated Aaa, including U.S. Treasury bonds and certain corporate bonds.

The remaining corporate fixed income portfolio was invested in Aa-rated bonds (13.7% of fixed income assets), single A-rated debt (35.3% of fixed income assets), Baa-rated bonds (8.4% of fixed income assets) and Ba-rated bonds (0.61% of fixed income assets).2

The Fund’s holdings of U.S. Treasury securities, corporate bonds, agency issues, and agency commercial mortgage backed securities all had positive total returns, helping the Fund generate a positive total return of the fixed income portion over the 12-month period. With a period total return of approximately 2.79%, corporate bonds provided the greatest contribution to the returns of the fixed income portion of the Fund. The Fund’s fixed-income investment orientation of investing in intermediate-term, higher quality bonds helped to provide stability and serve as a buffer to the volatility from the equity portion of the Fund. The duration of the Fund’s bond portfolio at the end of November 2016 stood at 4.5 years, which is up from 4.4 years on December 1, 2015. Duration is a statistical calculation that measures a bond’s (or in this case, a bond portfolio’s) price sensitivity relative to general movements in interest rates.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The Fund is designed and managed as a balanced fund that blends both stocks and bonds together in one convenient investment. Given that structure, performance for the Fund over the long term will typically (but not always) fall somewhere in between the return of a stock index like the S&P 500 Index and a bond index like the Bloomberg Barclays Intermediate Government/Credit Index.

[2]	Ratings by Moody’s Investor Services Inc. (“Moody’s”). Percentages are based on total fixed income investments as of November 30, 2016. Of the remaining fixed income investments, 7.2% were not rated by Moody’s, and 3.2% were short-term investments.

State Farm Interim Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Interim Fund is managed in a fashion that seeks to achieve over a period of years, the highest yield consistent with relatively low price volatility. When managing the Fund, we are generally buy-and-hold investors who focus primarily on U.S. Government obligations. General investment practice within the Fund is to distribute the Fund’s investments in varying amounts among securities maturing in up to six or seven years from the time of purchase, but may occasionally purchase securities maturing in up to 15 years.

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the one-year period ended November 30, 2016, U.S. fixed income markets were impacted by many factors, including: a continuing trend of generally subdued inflation, accommodative global central bank policy, generally positive employment gains, and continued growth - albeit modest - in U.S. Gross Domestic Product (GDP).

After holding short-term interest rates near zero since 2008, the Federal Reserve (the “Fed”) initiated a 0.25% rate increase in December 2015. The immediate effect on U.S. fixed income markets, however, was relatively muted, as investors had been anticipating a Fed interest rate hike during the second-half of 2015. In early 2016, plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. Consequently, the European Central Bank and other major foreign central banks continued or even increased their existing monetary stimulus measures. This quantitative easing activity - as well as the June “Brexit” surprise of the United Kingdom’s (U.K.) referendum vote to leave the European Union - helped move government bond yields in Germany, Japan, the U.K. and elsewhere to all-time lows.

As a result, foreign investors maintained their strong demand for U.S. fixed income issuances into the second half of the period as they sought relatively higher yields. In early July, U.S. Treasury yields charted new record lows due, in part, to this increased foreign demand. However, signs of accelerating U.S. economic growth - U.S. GDP would ultimately show a 3.5% increase for the third quarter (July – September) - would make those record lows short-lived. The improving U.S. economy, combined with the potential pro-growth policies anticipated from a Donald Trump administration, brought an increase in interest rates during the latter half of the fiscal year.

Reviewing the chart below, 2-year and 10-year U.S. Treasury yields generally declined from the end of December 2015 through early February, reacting to the early-period global growth concerns. Those particular Treasury yields subsequently made a series of up-and-down movements into June on changing views of inflation expectations, before declining in early July following the Brexit vote. While the U.K.’s referendum vote and continued global easy monetary policy had the effect of keeping U.S. Treasury yields in check, from those early-July period lows, investors pushed the 2-year and 10-year yields through uneven climbs through the U.S. election day (November 8, 2016). Those Treasury yields jumped the following day and subsequently set period highs later in November, as investors generally welcomed the potential pro-growth impacts anticipated from a Trump presidency and digested strong third-quarter U.S. economic data and signs of higher inflation. For the one-year period, after starting at 2.21%, 10-year yields set a new record low of 1.37% in early July before reaching a period high of 2.37% on November 30, 2016, to close out the fiscal year. Two-year U.S. Treasury yields began December 2015 at 0.94%, realized a period low of 0.56% in July and period high of 1.12% in November, and finished the one-year period at 1.11%.1

[1]	A 2-year U.S. Treasury Note is a debt obligation issued by the U.S. Treasury with a maturity of 2 years and that pays interest every six months.

Within shorter maturities, 3-month U.S. Treasury yields began December 2015 at 0.22%. After climbing to no higher than 0.36% through the first eight months of the year, 3-month yields jumped from 0.18% in mid-September to a period high of 0.55% by mid-November as investors responded to signals from the Fed that it would initiate another rate increase in December 2016. Three-month Treasury yields settled down to close out the one-year period at 0.48%.

Source: The U.S. Department of the Treasury (treasury.gov)

Overall, longer-maturity U.S. Treasuries outperformed relative to short- and intermediate-maturity U.S. Treasuries. For the one-year period, the total return for the Bloomberg Barclays 20+ year U.S. Treasuries was 2.01%, compared with 0.74% and 0.89% for the Bloomberg Barclays 1-3 year U.S. Treasuries and Bloomberg Barclays Intermediate-maturity U.S. Treasuries, respectively.

Provide an illustration of the Fund’s investments.

Provided below is the maturity allocation of the Interim Fund as of November 30, 2016, along with the maturity allocation of the Bloomberg Barclays 1-5 Year U.S. Treasury Index for comparison.

Maturity Allocation: State Farm Interim Fund

compared to the Bloomberg Barclays 1-5 Year U.S. Treasury Index

(unaudited)*

	State Farm	Bloomberg Barclays
	Interim Fund	1-5 Year U.S. Treasury Index
Maturity	Allocation	Allocation
0 - 1 Years	13.52%**	0.00%
1 - 2 Years	24.45%	26.33%
2 - 3 Years	19.05%	25.87%
3 - 4 Years	12.66%	21.93%
4 - 5 Years	12.04%	22.96%
5 - 6 Years	17.65%	2.91%
6+ Years	0.63%	0.00%

Totals	100.00%	100.00%

*	Illustrated by Maturity and based on total investments for the Fund and total securities for the Index as of November 30, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes a 0.73% allocation to the JPMorgan U.S. Government Money Market Fund Capital Shares.

How did the Fund perform during the reporting period?

For the one-year period ended November 30, 2016, the State Farm Interim Fund had a total return of 0.45% after expenses, compared to a total return of 0.86% for the Bloomberg Barclays 1-5 Year U.S. Treasury Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Mutual Funds Response Center at 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

Maturities of all lengths of U.S. Treasury Notes provided positive total returns for the one-year period. Relative to its benchmark, the Fund’s purchase of bonds with maturities of greater than five years when rates were relatively lower during the period, combined with fund expenses, contributed to the Fund’s total return underperforming its benchmark by 0.41%. As mentioned earlier, the Fund generally maintains exposure across a six-year maturity spectrum. As U.S. Treasury Notes mature, they are reinvested in U.S. Treasury Notes at prevailing interest rate levels.

The duration of the Fund at the end of November 2016 stood at 2.7 years, which is up from 2.5 years on December 1, 2015. The Fund’s duration was lower than the duration of its benchmark (the Bloomberg Barclays 1-5 Year U.S. Treasury Index) of 2.8 years as of November 30, 2016. Duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

Given its investment objective of current income consistent with low price volatility, the Fund is designed to be a stable, low risk element of a diversified portfolio. Generally, as interest rates rise, bond prices decline and vice versa. If interest rates increase, total returns (interest plus price gains) may decrease. Conversely, if interest rates decrease, total returns may increase.

*	The Bloomberg Barclays 1-5 Year U.S. Treasury Index measures the performance of short-term U.S. Treasury Securities maturing within one to five years.

The Bloomberg Barclays 1-5 Year U.S. Treasury Index represents an unmanaged group of bonds that differs from the composition of the Interim Fund. Unlike an investment in the Interim Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

State Farm Municipal Bond Fund Management’s Discussion of Fund Performance (unaudited)

Overview

Describe the Fund’s investment objective and philosophy.

The State Farm Municipal Bond Fund seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. Income may be subject to state and local taxes and, if applicable, the Alternative Minimum Tax (AMT). In managing the Fund, we focus on high credit quality bonds with an investment philosophy that seeks to provide competitive total returns, while managing for tax efficiency within the municipal bond asset class over the long run. The municipal bond market, while relatively small in total assets compared to the taxable market, is very broad by number of issuers. As a result, we believe that fundamental research and professional management are critical to success. While we seek to diversify the maturity spectrum of the bonds within the portfolio, we tend to favor the intermediate-maturity range for the bulk of the Fund’s assets. The Fund also seeks to remain invested mainly in bonds of high-credit quality in an attempt to reduce the risk of loss to investment principal as a result of credit losses.

In selecting securities for the Fund, we generally invest in the 5-15 year maturity range and avoid long maturities. While we are conscious of how the Fund’s portfolio differs from its benchmark, the Bloomberg Barclays 7-Year Municipal Bond Index, we do not make decisions based upon the Index.

Describe the relevant market environment as it related to the Fund for the reporting period.

Throughout the one-year period ended November 30, 2016, U.S. fixed income markets were impacted by many factors, including: a continuing trend of generally subdued inflation, accommodative global central bank policy, generally positive employment gains, and continued growth - albeit modest - in U.S. Gross Domestic Product (GDP).

After holding short-term interest rates near zero since 2008, the Federal Reserve (the “Fed”) initiated a 0.25% rate increase in December 2015. The immediate effect on U.S. fixed income markets, however, was relatively muted, as investors had been anticipating a Fed interest rate hike during the second-half of 2015. In early 2016, plunging commodity prices and China’s slowing economic growth stoked speculation about a possible global recession. Consequently, the European Central Bank and other major foreign central banks continued or even increased their existing monetary stimulus measures. This quantitative easing activity - as well as the June “Brexit” surprise of the United Kingdom’s (U.K.) referendum vote to leave the European Union - helped move government bond yields in Germany, Japan, the U.K. and elsewhere to all-time lows.

As a result, foreign investors maintained their strong demand for U.S. fixed income issuances into the second half of the period as they sought relatively higher yields. This increased foreign demand helped keep U.S. bonds in check into the latter half of the fiscal year. However, signs of accelerating U.S. economic growth - U.S. GDP would ultimately show a 3.5% increase for the third quarter (July – September) - combined with the potential pro-growth policies anticipated from a Donald Trump administration brought an increase in interest rates during the second half of the one-year period.

As illustrated in Table 1 below, the municipal bond yield curve flattened slightly as short- and intermediate-maturity yields increased more than longer-maturity yields - both on an absolute and relative basis - over the one-year period ended November 30, 2016.

Table 1: Municipal Market Data (MMD) Yields (%) - AAA-Rated General Obligation Municipal Bonds1

Date	1-Year	5-Year	10-Year	20-Year
December 1, 2015	0.34%	1.26%	2.02%	2.72%
November 30, 2016	0.91%	1.85%	2.52%	3.12%

Increase (Decrease) in Yield	0.57%	0.59%	0.50%	0.40%

[1]	The Municipal Market Data AAA yield curve is indicative of AAA tax-exempt offered-side, institutional yield levels and may vary from actual yields attained. Source: © 2016 Thomson Reuters. Information provided by Thomson Reuters is not intended for trading purposes, nor do they provide any form of advice (investment, tax, legal) amounting to investment advice, or make any recommendations regarding particular financial instruments, investments or products. Neither Thomson Reuters nor its third party content providers shall be liable for any errors, inaccuracies, or for any actions taken in reliance thereon. THOMSON REUTERS EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, AS TO THE ACCURACY OF THE INFORMATION, OR AS TO THE FITNESS OF THE INFORMATION FOR ANY PURPOSE.

As illustrated in Table 2 below, except for the one-year and long-bond components, annual total returns (as of November 30, 2016) for all other segments of the Bloomberg Barclays Municipal Bond Index were negative, with higher returns along the longer- and shorter-ends of the maturity yield curve. The Bloomberg Barclays Municipal Bond Index is used to illustrate returns for municipal bonds having various maturities. The Bloomberg Barclays 7-Year Municipal Bond Index is not used to illustrate this point because the Bloomberg Barclays 7-Year Municipal Bond Index only includes municipal bonds with maturities between 6 and 8 years.

Table 2: Bloomberg Barclays Municipal Bond Index - Component Returns by Maturity2

Annual Total Return
Maturity	(as of November 30, 2016)
1-Year Municipal Bonds	0.09%
3-Year Municipal Bonds	-0.26%
5-Year Municipal Bonds	-0.69%
7-Year Municipal Bonds	-0.76%
10-Year Municipal Bonds	-0.75%
15-Year Municipal Bonds	-0.33%
20-Year Municipal Bonds	-0.16%
Long-Bond (22+ Year) Municipal Bonds	0.39%
[2]	Source: Barclays Live®. Past performance does not guarantee future results. The data illustrated provides component annual total returns by municipal bond maturities of the Bloomberg Barclays Municipal Bond Index.

From a total return standpoint, the lower end of investment-grade quality municipal bonds (A and Baa rated bonds) outperformed relative to higher investment-grade quality municipal bonds (Aa and Aaa rated bonds) within the Bloomberg Barclays Municipal Bond Index over the reporting period as illustrated by those credit quality component returns in Table 3 below. The Bloomberg Barclays Municipal Bond Index is used to illustrate annual total returns for municipal bonds with various investment grade credit qualities.

Table 3: Bloomberg Barclays Municipal Bond Index - Component Returns by Credit Quality Ratings3

Annual Total Return
Credit Quality	(as of November 30, 2016)
Aaa Rated Bonds	-0.80%
Aa Rated Bonds	-0.46%
A Rated Bonds	0.53%
Baa Rated Bonds	-0.03%

[3]	Source: Barclays Live®. Past performance does not guarantee future results. The data illustrated provides component annual total returns by credit quality ratings of the Bloomberg Barclays Municipal Bond Index.

As of November 30, 2016, the 3.12% yield on 20-year Aaa-rated municipal bonds was greater than the 2.73% yield offered on comparable 20-year taxable U.S. Treasuries, which is not a normal yield spread relationship. Historically, long-term municipal bonds have offered approximately 75% to 90% of the yields available on comparable U.S. Treasuries because of the income tax benefits associated with municipal bonds. This yield comparison has been typically used as a general gauge within the industry to determine the relative attractiveness of municipal securities.

Provide an illustration of the Fund’s investments.

Provided below is the maturity allocation of the Municipal Bond Fund as of November 30, 2016, along with the maturity allocation of the Bloomberg Barclays 7-Year Municipal Bond Index for comparison.

Maturity Allocation: State Farm Municipal Bond Fund

compared to the Bloomberg Barclays 7-Year Municipal Bond Index

(unaudited)*

	State Farm	Bloomberg Barclays
	Municipal Bond Fund	7-Year Municipal Bond Index
Maturity	Allocation	Allocation
0-6 Years	39.89%**	0.00%
6-12 Years	42.52%	100.00%
12-22 Years	17.59%	0.00%
22+ Years	0.00%	0.00%

Totals	100.00%	100.00%

*	Illustrated by Maturity and based on total investments for the Fund and total securities for the Index as of November 30, 2016. Please refer to the Schedule of Investments later in this report for details concerning Fund holdings.

**	Includes a 0.02% allocation to the JPMorgan U.S. Government Money Market Fund Capital Shares.

How did the Fund perform during the reporting period?

The State Farm Municipal Bond Fund had a total return of –0.16% for the one-year period ended November 30, 2016, after expenses, compared to a –0.76% for the Bloomberg Barclays 7-Year Municipal Bond Index. The line graph below provides additional perspective on the Fund’s long term results.

Comparison of change in value of $10,000 investment

for the years ended November 30

The performance data quoted above represents past performance and does not guarantee future results. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. Recent performance may be less than the figures shown. Obtain total returns current to the most recent month-end by calling our Mutual Funds Response Center at 1-800-447-0740. These figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance Analysis

What factors helped and hindered performance during the reporting period?

The Fund produced a negative total return for the one-year period. As illustrated in Table 2 above, longer- and shorter-maturity bonds outperformed intermediate maturities over the fiscal year. Consistent with the Fund’s intermediate-maturity orientation, none of the Fund’s total investments were in bonds having maturities over 22 years as of November 30, 2016. During the period, bonds having maturities of over 12 years and bonds having maturities of up to six years outperformed relative to bonds having maturities between 6-12 years. Relative to the Bloomberg Barclays 7-Year Municipal Bond Index, the Fund had a higher concentration in those bonds having maturities of up to six years and in bonds having maturities of over 12 years, while the Fund had a lower concentration in those bonds having maturities between 6-12 years, which played a part in the Fund outperforming the Index during the reporting period.

We seek to maintain the risk profile of the Fund with respect to duration, interest rate risk and credit risk. Throughout the reporting period, the Fund’s modified duration increased from 3.89 years as of December 1, 2015 to 4.33 years as of November 30, 2016. Modified duration is a statistical calculation that measures a bond’s (or in this case, a bond fund’s) price sensitivity relative to general movements in interest rates. The Fund maintained a high quality credit orientation consistent with the Fund’s historical investment philosophy throughout the reporting period ended November 30, 2016.

Table 4 below provides an illustration of the Fund’s credit quality orientation compared to the Bloomberg Barclays 7-Year Municipal Bond Index as of November 30, 2016. Over the reporting period, the lower end of investment-grade quality municipal bonds (A and Baa rated bonds) outperformed relative to higher investment-grade quality municipal bonds (Aa and Aaa rated bonds) as previously illustrated in Table 3 above.

*	The Bloomberg Barclays 7-Year Municipal Bond Index is an unmanaged index comprised of investment grade municipal bonds with maturities of six to eight years.

The Bloomberg Barclays 7-Year Municipal Bond Index differs from the composition of the Municipal Bond Fund. Unlike an investment in the Municipal Bond Fund, a theoretical investment in the Index does not reflect any expenses. It is not possible to invest directly in an index.

Table 4: Credit Ratings Comparison (as of November 30, 2016)4

	State Farm	Bloomberg Barclays
	Municipal Bond Fund	7-Year Municipal Bond Index
Credit Ratings	Allocation	Allocation
Aaa/AAA	11.53%	12.44%
Aa/AA	69.33%	58.67%
A	16.06%	19.20%
Baa/BBB or Lower	0.15%	9.28%
NR (Not Rated)	2.93%*	0.41%

Totals	100.00%	100.00%

[4]	Illustrated by Credit Quality and based on total investments for the Fund and total securities for the Index as of November 30, 2016. Reflects the lower of Moody’s and Standard and Poor’s issuer specific ratings. The issuer specific ratings do not reflect any bond insurer rating.

*	Includes a 0.02% allocation to the JPMorgan U.S. Government Money Market Fund Capital Shares.

As highlighted earlier, the difference in maturity structure between the Fund and the Bloomberg Barclays 7-Year Municipal Bond Index played a role in the Fund outperforming its benchmark during the period.

The objective of the Fund is to seek as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Fund has been invested with a bias towards high-credit quality, intermediate maturity bonds. Adopting additional risk by increasing duration significantly and/or increasing the weighting in lower-credit quality bonds would not have been consistent with the Fund’s investment philosophy.

The number of individual bonds held in the portfolio over the reporting period increased by 69, from 455 to 524 bonds. Turnover for the reporting period was 6.87%. Investments within the state of Washington represented the largest single allocation in any state representing 6.02% of total net assets, which is up from 5.70% from the beginning of the reporting period.

The largest additions to the portfolio included net acquisitions of bonds in Connecticut, followed by California and Iowa. Bonds secured by a general obligation pledge accounted for approximately 69% of all new acquisitions with revenue bond purchases representing 31% of the total. The average ratings quality of new bond purchases was Aa1/AA+. The Aa1 rating is a subset of Moody’s Aa rating and AA+ is a subset of Standard and Poor’s AA rating. The largest net reduction of holdings occurred through maturities of bonds in Mississippi, followed by New Hampshire.

Given the performance analysis above, what factors should shareholders take into consideration when reviewing the Fund’s performance?

The Fund seeks a high level of income exempt from federal income tax through investment in a diversified portfolio of high quality bonds. We utilize a long-term philosophy, seeking to provide competitive total returns relative to the municipal bond asset class while managing for tax efficiency.

Generally, as interest rates rise, bond prices decline and vice versa. If interest rates increase, total returns (interest plus price gains) may decrease. Conversely, if interest rates decrease, total returns may increase.

Expense Example (unaudited)

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Example in the following table is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as stated in the table below.

Actual Expenses

The first line under each Fund name in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value for a Fund by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” for the applicable Fund to estimate the expenses you paid on your account for that Fund during this period. If your account has multiple Fund positions, add up the results calculated for each Fund position within your account to estimate the expenses you paid on your total account value. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second line under each Fund name in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A potential account fee of $10 per calendar quarter is not included in the expenses shown in the table. This fee will be charged to an account (other than a SEP IRA, SIMPLE IRA, Archer Medical Savings Account, Tax Sheltered Account under §403(b)(7) of the Internal Revenue Code or an account held under other employer-sponsored qualified retirement plans) if the balance in the account falls below $5,000 at the close of business on the second business day of the last month of the calendar quarter, unless the account has been open for less than a year as of the second business day of the last month of the calendar quarter. You should consider any account fee that you incurred when estimating the total ongoing expenses paid over the period and the impact of this fee on your ending account value. This additional fee has the effect of increasing the costs of investing.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line under each Fund name in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds, including those that have transactional costs, such as sales charges (loads), redemption fees, or exchange fees.

	Beginning Account Value June 1, 2016	Ending Account Value November 30, 2016	Annualized Expense Ratio Based on the Period June 1, 2016 to November 30, 2016	Expenses Paid During Period June 1, 2016 to November 30, 2016*
State Farm Growth Fund
Actual	$1,000.00	$1,046.50	0.12%	$0.61
Hypothetical (5% return before expenses)	$1,000.00	$1,024.40	0.12%	$0.61

State Farm Balanced Fund
Actual	$1,000.00	$1,024.50	0.13%	$0.66
Hypothetical (5% return before expenses)	$1,000.00	$1,024.35	0.13%	$0.66

State Farm Interim Fund
Actual	$1,000.00	$994.75	0.16%	$0.80
Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	0.16%	$0.81

State Farm Municipal Bond Fund
Actual	$1,000.00	$975.81	0.16%	$0.79
Hypothetical (5% return before expenses)	$1,000.00	$1,024.20	0.16%	$0.81

*	Expenses are equal to the applicable Fund’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Board Approval of Investment Advisory Agreement (unaudited)

At a meeting of the Board of Trustees (the “Board”) of State Farm Associates’ Funds Trust (“Associates’ Funds Trust”) held on June 17, 2016, all of the Trustees present, including those Trustees who are not “interested persons” as defined by Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), of Associates’ Funds Trust, approved the continuation of the Investment Advisory and Management Services Agreement between State Farm Investment Management Corp. (“SFIMC”) and Associates’ Funds Trust (the “Advisory Agreement”) for an additional one-year term ending June 30, 2017.

In considering whether to approve the continuation of the Advisory Agreement, the Independent Trustees were assisted in their review by independent legal counsel, which had sent to SFIMC, on behalf of the Independent Trustees, a request for information to be provided to the Independent Trustees prior to the Board’s consideration of the continuation of the Advisory Agreement. SFIMC provided materials to the Independent Trustees responding to that request, including a fund-by-fund profitability analysis on each series of the Associates’ Funds Trust (each, a “Fund,” and collectively, the “Funds”), as well as an explanation of the methodology by which SFIMC had calculated that profitability.

At the Board’s request, SFIMC also provided the Board with additional information that the Board believed would be useful to the Board in evaluating whether to approve the continuation of the Advisory Agreement. In advance of the June 17th meeting, the Board also received a report prepared by Strategic Insight, an independent fund tracking organization (the “Strategic Insight Report”), relating to the performance and expenses of each Fund. The Strategic Insight Report included information on the relative performance of each Fund as compared to a benchmark index and to a category of comparable mutual funds, as determined by Morningstar®, an independent third-party service provider (each, a “Morningstar Category”). Morningstar assigns each Fund to a category based upon the underlying securities held in the Fund’s portfolio over the past three years.

In addition, the Board received and reviewed a memorandum from the legal counsel to Associates’ Funds Trust and its Independent Trustees regarding the Board members’ responsibilities (particularly the Independent Trustees’ responsibilities) in considering whether to approve the continuation of the Advisory Agreement.

The Independent Trustees of Associates’ Funds Trust also reviewed these materials at meetings held on March 18, 2016 and May 24, 2016, during which SFIMC management responded to specific questions from the Independent Trustees and provided follow-up information. The Board also considered information it received throughout the year relating to the Funds. The Independent Trustees discussed all of this material extensively in separate meetings among themselves, with their independent legal counsel and with the other Board members, after which the Board considered the various factors described below, none of which alone was considered dispositive. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the continuation of the Advisory Agreement are discussed separately below.

Investment Performance

The Board considered the investment performance of each Fund. Among other things, the Board examined the year-to-date, one-, three-, five- and ten-year performance of each Fund as of March 31, 2016 compared to the performance of each Fund’s benchmark index and compared to the performance median of each Fund’s Morningstar Category during those same periods.

The Board considered that although the Growth Fund’s performance compared to its Morningstar Category over the five-year period lagged, the Growth Fund’s performance over the one- and ten-year periods was in line with the performance of its Morningstar Category. The Board further took into account SFIMC’s explanation that the underperformance of the Growth Fund over the five-year time period was due to SFIMC’s conservative investment management of this Fund such that, as a result, the Fund generally will tend to underperform its benchmark and Morningstar Category in periods of strong market performance or periods in which increased risk is rewarded, such as the period of 2012 through 2014. Conversely, SFIMC explained to the Board that the Growth Fund tends to outperform its benchmark and Morningstar Category during flat and down markets. The Board noted SFIMC’s belief that over long-term market cycles, this conservative investment approach generally has provided competitive investment performance with a lower-risk profile for the Growth Fund.

The Board considered the performance of the Balanced Fund compared to its Morningstar Category, noting that it had ranked in the top quartile of its Morningstar Category for the one-, three- and five-year periods. It also noted that the Balanced Fund outperformed its benchmark for all periods examined except the five- and ten-year periods. The Board considered SFIMC’s explanation that the equity securities held by the Balanced Fund had risk and performance characteristics similar to those of the equity securities held by the Growth Fund. Therefore, SFIMC’s explanation of the relative performance of the Growth Fund helped the Board to understand the Balanced Fund’s relative performance.

The Board also considered the performance of the Interim and Municipal Bond Funds compared to each Fund’s Morningstar Category. It noted that the Interim Fund had ranked in the top quartile of its Morningstar Category for the one-, three- and five-year periods, and it also noted the outperformance of the Municipal Bond Fund for the one-, three- and ten-year periods compared to that Fund’s

Morningstar Category. The Board then considered SFIMC’s assertion that the Funds are managed with a low-risk profile and that they have provided long-term consistent returns.

After extensive discussion of this and other performance information related to the Funds, the Board concluded that the investment performance of the Funds over the periods reviewed was acceptable.

Fees and Expenses

The Board examined the fee structure and expense ratio of each Fund, including in comparison to the fee structures and expense ratios of a peer group of funds with comparable investment objectives, investment strategies, asset size and no-load structures as compiled by Strategic Insight. The Board evaluated the relative rankings of each Fund’s net total, net management and net operating expenses within that group of peer funds. The Board also took note that SFIMC did not manage any institutional clients, and that it only manages the Funds and the assets of other State Farm-sponsored mutual funds. In connection with examining the fee structure and expense ratio of each Fund, the Board considered the amount of profits earned (or losses incurred) by SFIMC in providing advisory and management services to each Fund, as well as the methodology by which that profit (or loss) was calculated.

The Board considered SFIMC’s view that the Funds’ expenses are extremely competitive and among the lowest of their peers. In reviewing the Strategic Insight Report, the Board considered that each Fund ranked in the top quarter of its expense group, and that its net total expense, net management fee and net operating expense each were lower than the expense group median. After extensive discussion, the Board concluded that each Fund’s expense structure and overall fees were acceptable.

Economies of Scale

When reviewing the Funds’ fees, the Board also discussed the extent to which economies of scale will be realized as each Fund grows and whether each Fund’s fee levels reflect economies of scale for the benefit of the Fund. Economies of scale occur when a mutual fund’s expenses per unit, such as per dollar invested in the fund, decrease as the fund increases in size. The Board considered that the Advisory Agreement includes breakpoints for each Fund, which can lead to economies of scale for Fund shareholders as assets increase.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of the advisory services provided by SFIMC to the Funds. The Board considered the general reputation, financial resources, and business activities of SFIMC, as well as the make-up, education and experience of the SFIMC investment management teams responsible for managing the Funds, and concluded that these teams have a satisfactory, long-term track record in managing the Funds. The Board also considered the compliance environment of the Funds, and SFIMC’s management of that environment, including the view of the Associates’ Funds Trust’s Chief Compliance Officer that the compliance policies and procedures of SFIMC were reasonably designed to monitor, detect and prevent violations of the federal securities laws. After considering this information, the Board concluded that SFIMC had more than sufficient resources and expertise to capably continue to manage the Funds, and that given the past experience, SMFIC should be able to continue to provide satisfactory services to Associates’ Funds Trust.

Fallout Benefits

The Board next discussed whether SFIMC derives any other direct or indirect benefits from serving as investment adviser to the Funds. SFIMC discussed the various ancillary services that it provides the Funds, including serving as transfer agent, and its affiliate, State Farm VP Management Corp., serving as the Funds’ distributor. SFIMC explained to the Board that, in exchange for providing transfer agency services, SFIMC receives proceeds from the account fee imposed on shareholders of Associates’ Funds Trust. Management also explained that State Farm VP Management Corp. receives no fees from Associates’ Funds Trust for providing distribution services. SFIMC indicated to the Board that it was not aware of any other ancillary or other benefits that SFIMC (and its affiliates) receive from Associates’ Funds Trust, particularly because SFIMC does not execute securities trades on behalf of the Funds through an affiliated broker-dealer. The Board concluded that the lack of any material ancillary, or so-called “fallout,” benefits enables SFIMC to manage assets of the Funds in a manner that appears to be free of conflicts of interest.

Conclusion

Based on the Trustees’ extensive deliberations on the above factors and their evaluation of all of the information provided by SFIMC, Morningstar and Strategic Insight, the Board, including all of the Independent Trustees voting separately, unanimously approved the continuation of the Advisory Agreement for all the Funds through June 30, 2017.

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS

November 30, 2016

	Shares	Value
Common Stocks (98.79%)
Agriculture, Foods, & Beverage (11.23%)
Archer-Daniels-Midland Co.	3,477,500	$150,332,325
Coca-Cola Co., The	2,054,600	82,903,110
Kellogg Co.	930,000	66,960,000
McCormick & Company Inc.	428,600	39,088,320
Nestle SA ADR	1,175,800	79,131,340
PepsiCo Inc.	641,400	64,204,140

		482,619,235

Banks (5.60%)
M&T Bank Corp.	213,400	30,716,796
Northern Trust Corp.	422,700	34,724,805
U.S. Bancorp	710,821	35,270,938
Wells Fargo & Co.	2,643,100	139,872,852

		240,585,391

Building Materials & Construction (3.04%)
Vulcan Materials Co.	1,039,200	130,575,480

Chemicals (5.19%)
Air Products & Chemicals Inc.	830,000	119,901,800
Croda International PLC	24,910	1,016,599
E.I. du Pont de Nemours & Co.	229,200	16,871,412
International Flavors & Fragrances Inc.	525,000	63,551,250
Novozymes A/S B Shares	344,484	11,667,623
Versum Materials Inc.(a)	415,000	10,150,900

		223,159,584

Computer Software & Services (2.82%)
Alphabet Inc. Class A(a)	112,635	87,391,244
Alphabet Inc. Class C(a)	5,916	4,484,565
Automatic Data Processing Inc.	109,900	10,552,598
CDK Global Inc.	36,633	2,113,724
Facebook Inc. Class A(a)	82,675	9,790,374
SAP SE	83,800	7,004,109

		121,336,614

Computers (5.50%)
Apple Inc.	1,287,217	142,263,223
International Business Machines Corp.	580,000	94,087,600

		236,350,823

Consumer & Marketing (6.28%)
AptarGroup Inc.	677,405	49,572,498
Colgate-Palmolive Co.	872,600	56,919,698
Procter & Gamble Co., The	1,765,155	145,554,680
Unilever NV New York Shares	451,152	17,969,384

		270,016,260

Electronic/Electrical Manufacturing (5.36%)
Emerson Electric Co.	729,400	41,167,336
General Electric Co.	3,744,419	115,178,328
Keysight Technolgies Inc.(a)	274,035	10,092,709
Linear Technology Corp.	1,023,400	63,993,202

		230,431,575

	Shares	Value
Common Stocks (Cont.)
Financial Services (0.89%)
Berkshire Hathaway Inc. Class A(a)	162	$38,394,000
Berkshire Hathaway Inc. Class B(a)	143	22,514

		38,416,514

Health Care (14.88%)
Abbott Laboratories	847,500	32,264,325
AbbVie Inc.	847,500	51,528,000
Agilent Technologies Inc.	548,071	24,104,163
Amgen Inc.	159,250	22,943,148
Celgene Corp.(a)	61,800	7,323,918
Eli Lilly and Co.	997,000	66,918,640
Johnson & Johnson	2,481,600	276,202,080
Merck & Co. Inc.	296,750	18,158,132
Novo Nordisk A/S Sponsored ADR	357,416	12,009,178
Pfizer Inc.	2,239,031	71,962,456
Roche Holding AG Sponsored ADR	732,281	20,328,121
Zoetis Inc.	705,696	35,552,964

		639,295,125

Machinery & Manufacturing (10.21%)
3M Co.	564,000	96,861,360
ASML Holding NV NY Reg. Shares	364,933	37,635,540
Caterpillar Inc.	1,162,621	111,100,063
Deere & Co.	42,900	4,298,580
Donaldson Company Inc.	765,513	31,049,207
HNI Corp.	1,439,200	75,946,584
Illinois Tool Works Inc.	652,500	81,679,950

		438,571,284

Media & Broadcasting (6.30%)
Walt Disney Co., The	2,728,640	270,462,797

Mining & Metals (2.39%)
BHP Billiton PLC	941,859	15,477,756
Nucor Corp.	531,200	33,035,328
Rio Tinto PLC	476,280	17,816,630
Rio Tinto PLC ADR	907,200	34,391,952
South32 Ltd.(a)	941,859	1,917,781

		102,639,447

Oil & Gas (11.71%)
Chevron Corp.	1,060,000	118,253,600
Devon Energy Corp.	212,204	10,255,819
Dril-Quip Inc.(a)	16,100	910,455
Exxon Mobil Corp.	2,615,200	228,306,960
Imperial Oil Ltd.	25,300	868,296
Noble Energy Inc.	89,300	3,407,688
Royal Dutch Shell PLC ADR Class A	456,900	23,347,590
Royal Dutch Shell PLC Class B	2,037,807	54,011,165
Schlumberger Ltd.	564,642	47,458,160
Spectra Energy Corp.	399,950	16,377,952

		503,197,685

Retailers (2.20%)
Wal-Mart Stores Inc.	1,339,100	94,312,813

24	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Shares	Value
Common Stocks (Cont.)
Telecom & Telecom Equipment (3.37%)
AT&T Inc.	2,140,534	$82,688,828
Corning Inc.	1,284,600	30,868,938
Verizon Communications Inc.	624,900	31,182,510

		144,740,276

Transportation (1.29%)
GATX Corp.	190,700	10,419,848
Union Pacific Corp.	442,075	44,795,460

		55,215,308

Utilities & Energy (0.53%)
Duke Energy Corp.	306,966	22,644,882

Total Common Stocks
(cost $1,573,802,306)		4,244,571,093

Short-term Investments (0.80%)
JPMorgan U.S. Government Money Market Fund Capital Shares	34,592,388	34,592,388

Total Short-term Investments
(cost $34,592,388)		34,592,388

TOTAL INVESTMENTS (99.59%)
(cost $1,608,394,694)		4,279,163,481
OTHER ASSETS, NET OF LIABILITIES (0.41%)		17,403,986

NET ASSETS (100.00%)		$4,296,567,467

(a)	Non-income producing security.

ADR – American Depositary Receipt

See accompanying notes to financial statements.	25

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS

November 30, 2016

	Shares	Value
Common Stocks (60.88%)
Agriculture, Foods, & Beverage (6.43%)
Archer-Daniels-Midland Co.	940,561	$40,660,452
Campbell Soup Co.	26,000	1,479,142
Coca-Cola Co., The	410,000	16,543,500
Kellogg Co.	310,000	22,320,000
Nestle SA ADR	319,174	21,480,410
PepsiCo Inc.	110,100	11,021,010

		113,504,514

Banks (3.81%)
M&T Bank Corp.	58,300	8,391,702
Northern Trust Corp.	104,700	8,601,105
U.S. Bancorp	218,145	10,824,355
Wells Fargo & Co.	747,600	39,562,992

		67,380,154

Building Materials & Construction (1.14%)
Vulcan Materials Co.	160,200	20,129,130

Chemicals (3.87%)
Air Products & Chemicals Inc.	230,000	33,225,800
Dow Chemical Co., The	69,000	3,844,680
E.I. du Pont de Nemours & Co.	132,105	9,724,249
International Flavors & Fragrances Inc.	120,000	14,526,000
Novozymes A/S B Shares	124,350	4,211,716
Versum Materials Inc.(a)	115,000	2,812,900

		68,345,345

Computer Software & Services (2.66%)
Alphabet Inc. Class A(a)	36,687	28,464,710
Alphabet Inc. Class C(a)	3,559	2,697,864
Automatic Data Processing Inc.	47,400	4,551,348
CDK Global Inc.	15,800	911,660
Facebook Inc. Class A(a)	49,575	5,870,672
SAP SE	52,800	4,413,090

		46,909,344

Computers (3.39%)
Apple Inc.	318,176	35,164,812
International Business Machines Corp.	152,100	24,673,662

		59,838,474

Consumer & Marketing (3.70%)
AptarGroup Inc.	134,100	9,813,438
Colgate-Palmolive Co.	80,000	5,218,400
Procter & Gamble Co., The	477,700	39,391,142
Unilever NV New York Shares	276,106	10,997,302

		65,420,282

Electronic/Electrical Manufacturing (2.31%)
Emerson Electric Co.	98,600	5,564,984
General Electric Co.	796,300	24,494,188
Keysight Technolgies Inc. (a)	71,893	2,647,819
Linear Technology Corp.	130,100	8,135,153

		40,842,144

	Shares	Value
Common Stocks (Cont.)
Financial Services (0.46%)
Berkshire Hathaway Inc. Class A(a)	34	$8,058,000
Berkshire Hathaway Inc. Class B(a)	533	83,916

		8,141,916

Health Care (8.01%)
Abbott Laboratories	146,675	5,583,917
AbbVie Inc.	92,000	5,593,600
Agilent Technologies Inc.	143,787	6,323,752
Amgen Inc.	70,750	10,192,952
Eli Lilly and Co.	212,000	14,229,440
Johnson & Johnson	417,700	46,490,010
Medtronic PLC	21,600	1,577,016
Merck & Co. Inc.	103,200	6,314,808
Novo Nordisk A/S Sponsored ADR	153,404	5,154,374
Pfizer Inc.	728,140	23,402,420
Roche Holding AG Sponsored ADR	179,815	4,991,664
Zoetis Inc.	229,495	11,561,958

		141,415,911

Machinery & Manufacturing (5.57%)
3M Co.	124,600	21,398,804
ASML Holding NV NY Reg. Shares	82,440	8,502,037
Caterpillar Inc.	262,400	25,074,944
Deere & Co.	72,202	7,234,640
Donaldson Company Inc.	279,017	11,316,930
HNI Corp.	160,000	8,443,200
Illinois Tool Works Inc.	130,600	16,348,508

		98,319,063

Media & Broadcasting (6.00%)
Lee Enterprises Inc.(a)	84,000	256,200
Walt Disney Co., The	1,065,995	105,661,424

		105,917,624

Mining & Metals (2.72%)
BHP Billiton PLC	169,900	2,792,000
Newmont Mining Corp.	29,200	947,248
Nucor Corp.	436,800	27,164,592
Rio Tinto PLC	153,825	5,754,269
Rio Tinto PLC ADR	293,000	11,107,630
South32 Ltd.(a)	169,900	345,944

		48,111,683

Oil & Gas (6.66%)
Chevron Corp.	288,000	32,129,280
Devon Energy Corp.	76,170	3,681,296
Exxon Mobil Corp.	512,400	44,732,520
Noble Energy Inc.	39,800	1,518,768
Royal Dutch Shell PLC ADR Class A	216,400	11,058,040
Royal Dutch Shell PLC Class B	163,579	4,335,588
Schlumberger Ltd.	201,727	16,955,154
Spectra Energy Corp.	79,650	3,261,668

		117,672,314

26	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Shares	Value
Common Stocks (Cont.)
Retailers (1.10%)
Wal-Mart Stores Inc.	276,700	$19,487,981
Telecom & Telecom Equipment (1.99%)
AT&T Inc.	533,359	20,603,658
Corning Inc.	372,300	8,946,369
Verizon Communications Inc.	112,490	5,613,251

		35,163,278

Transportation (0.76%)
GATX Corp.	68,200	3,726,448
Union Pacific Corp.	95,035	9,629,897

		13,356,345

Utilities & Energy (0.30%)
Duke Energy Corp.	72,333	5,336,005

Total Common Stocks
(cost $415,972,855)		1,075,291,507

	Principal amount	Value
Corporate Bonds (23.13%)
Aerospace/Defense (0.80%)
United Technologies Corp.
5.375%, 12/15/2017	$1,500,000	$1,565,205
Precision Castparts Corp.
2.250%, 06/15/2020	1,000,000	1,004,115
Rolls-Royce PLC(b)
2.375%, 10/14/2020	1,000,000	995,264
Lockheed Martin Corp.
3.350%, 09/15/2021	1,000,000	1,036,489
Boeing Co.
2.350%, 10/30/2021	1,000,000	1,005,527
United Technologies Corp.
3.100%, 06/01/2022	1,000,000	1,026,338
Boeing Co.
2.850%, 10/30/2024	1,000,000	1,000,811
Raytheon Co.
3.150%, 12/15/2024	1,000,000	1,017,135
Lockheed Martin Corp.
2.900%, 03/01/2025	1,000,000	977,582
Precision Castparts Corp.
3.250%, 06/15/2025	1,000,000	1,012,175
Rolls-Royce PLC(b)
3.625%, 10/14/2025	1,000,000	1,005,263
Lockheed Martin Corp.
3.550%, 01/15/2026	1,000,000	1,023,278
Boeing Co.
2.250%, 06/15/2026	500,000	468,689
General Dynamics Corp.
2.125%, 08/15/2026	500,000	463,179
United Technologies Corp.
2.650%, 11/01/2026	500,000	480,106

		14,081,156

	Principal amount	Value
Corporate Bonds (Cont.)
Agriculture, Foods, & Beverage (1.64%)
Kraft Foods Inc.
6.500%, 08/11/2017	$1,000,000	$1,032,227
Sysco Corp.
5.250%, 02/12/2018	1,000,000	1,041,244
PepsiCo Inc.
5.000%, 06/01/2018	1,000,000	1,053,592
Coca-Cola Co., The
2.450%, 11/01/2020	1,000,000	1,013,338
Kellogg Co.
4.000%, 12/15/2020	2,000,000	2,115,808
PepsiCo Inc.
2.750%, 03/05/2022	1,000,000	1,013,094
JM Smucker Co.
3.000%, 03/15/2022	1,000,000	1,013,294
Kellogg Co.
3.125%, 05/17/2022	1,000,000	1,011,888
Sysco Corp.
2.600%, 06/12/2022	1,000,000	990,813
Campbell Soup Co.
2.500%, 08/02/2022	1,000,000	982,471
Kellogg Co.
2.750%, 03/01/2023	1,000,000	974,421
PepsiCo Inc.
2.750%, 03/01/2023	1,000,000	1,000,334
Coca-Cola Co., The
2.500%, 04/01/2023	2,000,000	1,971,400
Hershey Co.
2.625%, 05/01/2023	1,300,000	1,280,204
Mondelez International Inc.
4.000%, 02/01/2024	1,000,000	1,064,240
General Mills Inc.
3.650%, 02/15/2024	1,000,000	1,045,438
PepsiCo Inc.
3.600%, 03/01/2024	1,000,000	1,043,264
JM Smucker Co.
3.500%, 03/15/2025	1,000,000	1,012,488
PepsiCo Inc.
3.500%, 07/17/2025	1,000,000	1,035,783
Hershey Co.
3.200%, 08/21/2025	1,000,000	1,011,549
Coca-Cola Co., The
2.875%, 10/27/2025	1,000,000	988,153
PepsiCo Inc.
2.850%, 02/24/2026	1,000,000	983,479
Coca-Cola Co., The
2.550%, 06/01/2026	500,000	483,238
Sysco Corp.
3.300%, 07/15/2026	1,000,000	978,303
Hershey Co.
2.300%, 08/15/2026	1,000,000	929,501
Coca-Cola Co., The
2.250%, 09/01/2026	1,000,000	932,369

See accompanying notes to financial statements.	27

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Principal amount	Value
Corporate Bonds (Cont.)
Agriculture, Foods, & Beverage (Cont.)
Danone SA(b)
2.947%, 11/02/2026	$1,000,000	$952,678

		28,954,611

Automotive (0.71%)
American Honda Finance Corp.
2.125%, 10/10/2018	500,000	504,760
Toyota Motor Credit Corp.
2.000%, 10/24/2018	1,000,000	1,006,221
2.100%, 01/17/2019	500,000	502,735
Daimler Finance NA LLC(b)
2.250%, 03/02/2020	500,000	498,132
American Honda Finance Corp.
2.450%, 09/24/2020	1,000,000	1,005,170
Johnson Controls Inc.
4.250%, 03/01/2021	2,000,000	2,126,152
BMW US Capital LLC(b)
2.000%, 04/11/2021	1,000,000	979,627
Toyota Motor Credit Corp.
2.750%, 05/17/2021	1,000,000	1,013,291
Daimler Finance NA LLC(b)
2.000%, 07/06/2021	1,000,000	971,338
American Honda Finance Corp.
1.650%, 07/12/2021	500,000	481,783
Toyota Motor Credit Corp.
3.300%, 01/12/2022	1,000,000	1,034,289
2.625%, 01/10/2023	1,000,000	990,397
BMW US Capital LLC(b)
2.800%, 04/11/2026	500,000	483,225
American Honda Finance Corp.
2.300%, 09/09/2026	1,000,000	934,416

		12,531,536

Banks (1.09%)
Bank of America NA
5.300%, 03/15/2017	500,000	505,504
Wachovia Corp.
5.750%, 06/15/2017	750,000	767,223
Wachovia Bank NA
6.000%, 11/15/2017	500,000	520,695
Wells Fargo & Co.
5.625%, 12/11/2017	500,000	520,335
Bank of New York Mellon Corp.
2.100%, 08/01/2018	1,000,000	1,009,340
U.S. Bancorp
1.950%, 11/15/2018	1,000,000	1,005,440
Wells Fargo & Co.
2.150%, 01/15/2019	500,000	502,532
Bank of New York Mellon Corp.
2.200%, 03/04/2019	1,000,000	1,007,682
State Street Corp.
2.550%, 08/18/2020	1,000,000	1,009,412
PNC Bank NA
2.450%, 11/05/2020	500,000	501,695

	Principal amount	Value
Corporate Bonds (Cont.)
Banks (Cont.)
Wells Fargo & Co.
3.000%, 01/22/2021	$1,000,000	$1,017,293
Toronto-Dominion Bank
2.125%, 04/07/2021	1,000,000	987,748
PNC Bank NA
2.150%, 04/29/2021	1,000,000	986,872
U.S. Bancorp
3.000%, 03/15/2022	1,000,000	1,021,884
3.700%, 01/30/2024	500,000	522,225
Bank of New York Mellon Corp.
3.650%, 02/04/2024	1,000,000	1,036,302
State Street Corp.
3.300%, 12/16/2024	1,000,000	1,011,946
PNC Bank NA
3.250%, 06/01/2025	500,000	500,486
State Street Corp.
3.550%, 08/18/2025	500,000	513,824
Wells Fargo & Co.
3.000%, 04/22/2026	1,000,000	959,502
Bank of New York Mellon Corp.
2.800%, 05/04/2026	500,000	482,608
State Street Corp.
2.650%, 05/19/2026	1,000,000	952,597
U.S. Bancorp
2.375%, 07/22/2026	1,000,000	929,829
Bank of New York Mellon Corp.
2.450%, 08/17/2026	500,000	466,696
Wells Fargo & Co.
3.000%, 10/23/2026	500,000	478,438

		19,218,108

Chemicals (0.52%)
Monsanto Co.
1.850%, 11/15/2018	500,000	498,652
Praxair Inc.
2.450%, 02/15/2022	2,000,000	1,991,934
Monsanto Co.
2.200%, 07/15/2022	1,300,000	1,239,871
E.I. du Pont de Nemours and Co.
2.800%, 02/15/2023	1,000,000	984,975
Praxair Inc.
2.700%, 02/21/2023	1,000,000	993,305
Monsanto Co.
2.850%, 04/15/2025	1,000,000	949,866
Praxair Inc.
3.200%, 01/30/2026	1,000,000	1,009,989
Air Liquide Finance(b)
2.500%, 09/27/2026	500,000	469,454
Ecolab Inc.
2.700%, 11/01/2026	1,000,000	952,423

		9,090,469

Commercial Service/Supply (0.15%)
Pitney Bowes Inc.
5.750%, 09/15/2017	500,000	514,632

28	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Principal amount	Value
Corporate Bonds (Cont.)
Commercial Service/Supply (Cont.)
Cintas Corp. No. 2
3.250%, 06/01/2022	$2,000,000	$2,048,968

		2,563,600

Computer Software & Services (1.10%)
Oracle Corp.
2.375%, 01/15/2019	1,000,000	1,014,554
Automatic Data Processing Inc.
2.250%, 09/15/2020	500,000	502,090
Microsoft Corp.
4.000%, 02/08/2021	2,000,000	2,142,380
2.125%, 11/15/2022	2,000,000	1,953,212
Intel Corp.
2.700%, 12/15/2022	2,000,000	2,017,162
Microsoft Corp.
2.375%, 05/01/2023	1,000,000	980,990
Texas Instruments Inc.
2.250%, 05/01/2023	3,000,000	2,895,327
Oracle Corp.
3.625%, 07/15/2023	1,000,000	1,042,600
Alphabet Inc.
3.375%, 02/25/2024	1,000,000	1,041,534
Intel Corp.
3.700%, 07/29/2025	1,000,000	1,053,349
Automatic Data Processing Inc.
3.375%, 09/15/2025	1,000,000	1,027,384
Intel Corp.
2.600%, 05/19/2026	1,000,000	968,326
Oracle Corp.
2.650%, 07/15/2026	1,000,000	949,085
Microsoft Corp.
2.400%, 08/08/2026	1,000,000	949,551
Alphabet Inc.
1.998%, 08/15/2026	1,000,000	917,498

		19,455,042

Computers (0.34%)
International Business Machines Corp.
5.700%, 09/14/2017	1,000,000	1,035,224
1.875%, 05/15/2019	3,000,000	3,012,639
1.625%, 05/15/2020	2,000,000	1,966,722

		6,014,585

Consumer & Marketing (1.25%)
Kimberly-Clark Corp.
6.125%, 08/01/2017	1,500,000	1,548,357
Unilever Capital Corp.
2.200%, 03/06/2019	1,000,000	1,010,210
Kimberly-Clark Corp.
1.900%, 05/22/2019	500,000	502,836
Unilever Capital Corp.
4.250%, 02/10/2021	3,000,000	3,228,351

	Principal amount	Value
Corporate Bonds (Cont.)
Consumer & Marketing (Cont.)
Estee Lauder Companies Inc., The
1.700%, 05/10/2021	$500,000	$488,830
Procter & Gamble Co., The
2.300%, 02/06/2022	1,000,000	998,496
Colgate-Palmolive Co.
2.300%, 05/03/2022	2,000,000	1,989,012
1.950%, 02/01/2023	1,000,000	960,789
2.100%, 05/01/2023	2,000,000	1,931,256
NIKE Inc.
2.250%, 05/01/2023	1,500,000	1,468,290
Kimberly-Clark Corp.
2.400%, 06/01/2023	1,000,000	981,888
Procter & Gamble Co., The
3.100%, 08/15/2023	2,000,000	2,058,244
Unilever Capital Corp.
3.100%, 07/30/2025	1,000,000	1,009,108
Kimberly-Clark Corp.
3.050%, 08/15/2025	1,000,000	1,004,701
Procter & Gamble Co., The
2.700%, 02/02/2026	500,000	490,912
Kimberly-Clark Corp.
2.750%, 02/15/2026	1,000,000	977,788
Unilever Capital Corp.
2.000%, 07/28/2026	500,000	457,275
NIKE Inc.
2.375%, 11/01/2026	1,000,000	939,784

		22,046,127

Electronic/Electrical Manufacturing (0.68%)
Emerson Electric Co.
5.375%, 10/15/2017	1,000,000	1,036,699
5.250%, 10/15/2018	500,000	534,722
2.625%, 12/01/2021	1,000,000	1,011,853
Siemens Financieringsmaatschappij NV(b)
2.900%, 05/27/2022	500,000	506,145
General Electric Co.
2.700%, 10/09/2022	1,000,000	1,003,285
Emerson Electric Co.
2.625%, 02/15/2023	1,000,000	990,976
Honeywell International Inc.
3.350%, 12/01/2023	1,000,000	1,025,930
General Electric Co.
3.375%, 03/11/2024	1,000,000	1,032,417
Siemens Financieringsmaatschappij NV(b)
3.250%, 05/27/2025	1,000,000	1,003,264
Emerson Electric Co.
3.150%, 06/01/2025	1,000,000	1,005,943
Siemens Financieringsmaatschappij NV(b)
2.350%, 10/15/2026	1,000,000	926,804

See accompanying notes to financial statements.	29

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Principal amount	Value
Corporate Bonds (Cont.)
Electronic/Electrical Manufacturing (Cont.)
Honeywell International Inc.
2.500%, 11/01/2026	$2,000,000	$1,893,528

		11,971,566

Financial Services (0.66%)
General Electric Capital Corp.
5.625%, 09/15/2017	500,000	517,337
JPMorgan Chase Bank NA
6.000%, 10/01/2017	1,500,000	1,554,084
General Electric Capital Corp.
5.625%, 05/01/2018	500,000	529,504
Mastercard Inc.
2.000%, 11/21/2021	500,000	492,662
JPMorgan Chase & Co.
4.500%, 01/24/2022	1,000,000	1,078,403
General Electric Capital Corp.
3.150%, 09/07/2022	287,000	294,742
Visa Inc.
2.800%, 12/14/2022	1,000,000	1,007,332
JPMorgan Chase & Co.
3.200%, 01/25/2023	1,000,000	1,009,589
3.625%, 05/13/2024	500,000	510,864
3.125%, 01/23/2025	1,000,000	980,861
GE Capital International Funding Co.
3.373%, 11/15/2025	747,000	756,052
Visa Inc.
3.150%, 12/14/2025	1,000,000	1,001,282
JPMorgan Chase & Co.
3.300%, 04/01/2026	1,000,000	983,376
Mastercard Inc.
2.950%, 11/21/2026	1,000,000	989,298

		11,705,386

Health Care (2.37%)
Amgen Inc.
5.850%, 06/01/2017	1,000,000	1,022,435
Johnson & Johnson
5.550%, 08/15/2017	1,000,000	1,032,415
AstraZeneca PLC
5.900%, 09/15/2017	750,000	776,834
GlaxoSmithKline Capital Inc.
5.650%, 05/15/2018	1,000,000	1,056,674
Eli Lilly and Co.
1.950%, 03/15/2019	1,000,000	1,006,390
Pfizer Inc.
2.100%, 05/15/2019	1,000,000	1,009,273
Amgen Inc.
2.200%, 05/22/2019	1,000,000	1,005,940
AstraZeneca PLC
1.950%, 09/18/2019	500,000	500,528
Becton Dickinson & Co.
3.125%, 11/08/2021	1,000,000	1,020,532
Abbott Laboratories
2.550%, 03/15/2022	1,000,000	977,320

	Principal amount	Value
Corporate Bonds (Cont.)
Health Care (Cont.)
Medtronic Inc.
3.125%, 03/15/2022	$2,000,000	$2,050,124
EMD Finance LLC(b)
2.950%, 03/19/2022	1,000,000	999,289
Bristol-Myers Squibb Co.
2.000%, 08/01/2022	1,500,000	1,452,134
Merck & Co. Inc.
2.400%, 09/15/2022	1,000,000	992,389
Novartis Capital Corp.
2.400%, 09/21/2022	2,000,000	1,980,182
GlaxoSmithKline Capital Inc.
2.800%, 03/18/2023	1,000,000	999,371
Merck & Co. Inc.
2.800%, 05/18/2023	3,000,000	2,994,042
Pfizer Inc.
3.000%, 06/15/2023	2,000,000	2,036,946
Johnson & Johnson
3.375%, 12/05/2023	1,500,000	1,573,028
Medtronic Inc.
3.625%, 03/15/2024	1,000,000	1,038,853
Novartis Capital Corp.
3.400%, 05/06/2024	1,500,000	1,550,031
Pfizer Inc.
3.400%, 05/15/2024	1,000,000	1,031,822
Stryker Corp.
3.375%, 05/15/2024	1,000,000	1,004,078
Amgen Inc.
3.625%, 05/22/2024	1,000,000	1,018,494
Bayer U.S. Finance LLC(b)
3.375%, 10/08/2024	1,000,000	991,023
Abbott Laboratories
2.950%, 03/15/2025	1,000,000	951,929
EMD Finance LLC(b)
3.250%, 03/19/2025	1,000,000	980,979
Eli Lilly and Co.
2.750%, 06/01/2025	1,000,000	987,560
Roche Holdings Inc.(b)
3.000%, 11/10/2025	2,000,000	1,984,950
AstraZeneca PLC
3.375%, 11/16/2025	1,000,000	995,844
Novartis Capital Corp.
3.000%, 11/20/2025	1,000,000	997,053
Johnson & Johnson
2.450%, 03/01/2026	500,000	479,200
Stryker Corp.
3.500%, 03/15/2026	1,000,000	1,002,929
Roche Holdings Inc.(b)
2.625%, 05/15/2026	500,000	480,011
Pfizer Inc.
2.750%, 06/03/2026	1,000,000	970,152
Amgen Inc.
2.600%, 08/19/2026	1,000,000	925,094

		41,875,848

30	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Principal amount	Value
Corporate Bonds (Cont.)
Machinery & Manufacturing (1.49%)
Eaton Corp.
5.300%, 03/15/2017	$1,500,000	$1,516,449
John Deere Capital Corp.
5.500%, 04/13/2017	1,000,000	1,015,132
Cooper U.S. Inc.
6.100%, 07/01/2017	1,000,000	1,026,574
Dover Corp.
5.450%, 03/15/2018	1,000,000	1,049,939
Caterpillar Financial Services Corp.
5.450%, 04/15/2018	1,000,000	1,052,072
3M Co.
1.625%, 06/15/2019	2,000,000	2,006,530
Danaher Corp.
2.400%, 09/15/2020	500,000	501,139
John Deere Capital Corp.
2.800%, 03/04/2021	500,000	506,166
Caterpillar Inc.
3.900%, 05/27/2021	2,000,000	2,111,680
John Deere Capital Corp.
2.750%, 03/15/2022	1,000,000	1,006,777
Caterpillar Financial Services Corp.
2.850%, 06/01/2022	1,000,000	1,008,465
Deere & Co.
2.600%, 06/08/2022	2,000,000	2,001,698
Covidien International
3.200%, 06/15/2022	2,000,000	2,046,528
3M Co.
2.000%, 06/26/2022	1,500,000	1,468,092
Thermo Fisher Scientific Inc.
3.150%, 01/15/2023	1,000,000	993,797
Caterpillar Financial Services Corp.
2.625%, 03/01/2023	1,000,000	989,213
Caterpillar Inc.
3.400%, 05/15/2024	1,000,000	1,032,531
John Deere Capital Corp.
3.350%, 06/12/2024	1,500,000	1,539,100
3M Co.
3.000%, 08/07/2025	2,000,000	2,033,990
Dover Corp.
3.150%, 11/15/2025	1,000,000	1,003,881
3M Co.
2.250%, 09/19/2026	500,000	467,692

		26,377,445

Media & Broadcasting (0.45%)
Walt Disney Co., The
6.000%, 07/17/2017	1,000,000	1,030,633
1.850%, 05/30/2019	2,000,000	2,008,914
Comcast Corp.
3.125%, 07/15/2022	2,000,000	2,040,958
Reed Elsevier Capital
3.125%, 10/15/2022	1,000,000	988,850
Comcast Corp.
3.600%, 03/01/2024	1,000,000	1,034,972
2.350%, 01/15/2027	1,000,000	923,758

		8,028,085

	Principal amount	Value
Corporate Bonds (Cont.)
Mining & Metals (0.44%)
BHP Billiton Finance USA Ltd.
5.400%, 03/29/2017	$500,000	$506,704
Alcoa Inc.
5.720%, 02/23/2019	2,244,000	2,368,407
Rio Tinto Finance USA Ltd.
3.500%, 11/02/2020	500,000	517,372
BHP Billiton Finance USA Ltd.
3.250%, 11/21/2021	1,000,000	1,032,971
Alcoa Inc.
5.870%, 02/23/2022	756,000	802,305
Rio Tinto Finance USA PLC
2.875%, 08/21/2022	1,000,000	1,007,575
BHP Billiton Finance USA Ltd.
3.850%, 09/30/2023	500,000	528,730
Rio Tinto Finance USA Ltd.
3.750%, 06/15/2025	1,000,000	1,031,242

		7,795,306

Oil & Gas (1.99%)
Shell International Finance
5.200%, 03/22/2017	1,000,000	1,012,101
Total Capital International SA
1.550%, 06/28/2017	1,500,000	1,501,854
Marathon Oil Corp.
5.900%, 03/15/2018	1,000,000	1,042,217
ConocoPhillips
5.200%, 05/15/2018	1,000,000	1,046,217
Shell International Finance
1.900%, 08/10/2018	1,000,000	1,006,074
Total Capital SA
2.125%, 08/10/2018	1,000,000	1,007,943
Chevron Corp.
4.950%, 03/03/2019	3,000,000	3,205,326
BP Capital Markets PLC
4.750%, 03/10/2019	3,000,000	3,181,350
Exxon Mobil Corp.
1.819%, 03/15/2019	1,000,000	997,532
Shell International Finance
4.300%, 09/22/2019	1,000,000	1,061,266
Total Capital International SA
2.750%, 06/19/2021	1,000,000	1,012,105
Exxon Mobil Corp.
2.397%, 03/06/2022	1,000,000	992,580
Trans-Canada Pipelines
2.500%, 08/01/2022	2,000,000	1,952,070
Shell International Finance
2.375%, 08/21/2022	1,000,000	979,096
Chevron Corp.
2.355%, 12/05/2022	1,000,000	979,945
Total Capital International SA
2.700%, 01/25/2023	1,000,000	990,038
Occidental Petroleum Corp.
2.700%, 02/15/2023	2,000,000	1,962,928
Chevron Corp.
3.191%, 06/24/2023	1,000,000	1,019,692

See accompanying notes to financial statements.	31

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Principal amount	Value
Corporate Bonds (Cont.)
Oil & Gas (Cont.)
Total Capital Canada Ltd.
2.750%, 07/15/2023	$500,000	$493,286
Schlumberger Investment
3.650%, 12/01/2023	1,000,000	1,038,273
Exxon Mobil Corp.
3.176%, 03/15/2024	2,000,000	2,034,820
2.709%, 03/06/2025	1,000,000	977,035
Shell International Finance
3.250%, 05/11/2025	1,000,000	997,372
Occidental Petroleum Corp.
3.500%, 06/15/2025	500,000	504,568
Chevron Corp.
3.326%, 11/17/2025	1,000,000	1,015,126
Trans-Canada Pipelines
4.875%, 01/15/2026	1,000,000	1,101,237
Exxon Mobil Corp.
3.043%, 03/01/2026	1,000,000	991,435
Shell International Finance
2.875%, 05/10/2026	1,000,000	962,889

		35,066,375

Retailers (1.52%)
Target Corp.
6.000%, 01/15/2018	500,000	525,012
Wal-Mart Stores Inc.
5.800%, 02/15/2018	1,000,000	1,053,445
McDonald’s Corp.
5.350%, 03/01/2018	1,000,000	1,045,366
Home Depot Inc.
2.250%, 09/10/2018	1,000,000	1,013,862
CVS Caremark Corp.
2.250%, 12/05/2018	1,000,000	1,007,448
Target Corp.
2.300%, 06/26/2019	1,000,000	1,014,748
Wal-Mart Stores Inc.
4.250%, 04/15/2021	2,000,000	2,170,178
McDonald’s Corp.
3.625%, 05/20/2021	2,000,000	2,084,750
TJX Companies Inc., The
2.750%, 06/15/2021	1,000,000	1,023,132
McDonald’s Corp.
2.625%, 01/15/2022	1,000,000	997,100
Lowe’s Companies Inc.
3.120%, 04/15/2022	1,000,000	1,024,077
Home Depot Inc.
2.625%, 06/01/2022	500,000	501,572
CVS Health Corp.
3.500%, 07/20/2022	1,000,000	1,026,822
Home Depot Inc.
2.700%, 04/01/2023	2,000,000	1,993,592
Wal-Mart Stores Inc.
2.550%, 04/11/2023	1,000,000	990,798
CVS Caremark Corp.
4.000%, 12/05/2023	1,000,000	1,043,053
Wal-Mart Stores Inc.
3.300%, 04/22/2024	500,000	515,146

	Principal amount	Value
Corporate Bonds (Cont.)
Retailers (Cont.)
McDonald’s Corp.
3.250%, 06/10/2024	$1,000,000	$999,782
Target Corp.
3.500%, 07/01/2024	1,000,000	1,038,391
Home Depot Inc.
3.350%, 09/15/2025	1,000,000	1,022,943
Lowe’s Companies Inc.
3.375%, 09/15/2025	1,000,000	1,023,158
Home Depot Inc.
3.000%, 04/01/2026	1,000,000	994,167
Lowe’s Companies Inc.
2.500%, 04/15/2026	1,000,000	944,157
Target Corp.
2.500%, 04/15/2026	1,000,000	950,541
TJX Companies Inc., The
2.250%, 09/15/2026	1,000,000	920,847

		26,924,087

Telecom & Telecom Equipment (0.93%)
AT&T Inc.
2.375%, 11/27/2018	1,000,000	1,007,290
2.300%, 03/11/2019	1,000,000	1,002,307
Verizon Communications Inc.
4.500%, 09/15/2020	1,000,000	1,070,464
3.450%, 03/15/2021	1,000,000	1,031,268
Deutsche Telekom International Finance BV(b)
1.950%, 09/19/2021	1,000,000	963,595
AT&T Inc.
3.000%, 02/15/2022	3,000,000	2,974,995
Vodafone Group PLC
2.500%, 09/26/2022	1,000,000	963,106
Verizon Communications Inc.
2.450%, 11/01/2022	2,000,000	1,936,632
Vodafone Group PLC
2.950%, 02/19/2023	1,000,000	974,063
Cisco Systems Inc.
3.625%, 03/04/2024	1,000,000	1,045,751
Verizon Communications Inc.
4.150%, 03/15/2024	1,000,000	1,048,523
Cisco Systems Inc.
3.500%, 06/15/2025	500,000	519,904
2.950%, 02/28/2026	500,000	494,786
Verizon Communications Inc.
2.625%, 08/15/2026	1,000,000	922,487
Cisco Systems Inc.
2.500%, 09/20/2026	500,000	474,040

		16,429,211

Transportation (0.77%)
United Parcel Service Inc.
5.500%, 01/15/2018	1,000,000	1,045,520
Union Pacific Corp.
2.250%, 02/15/2019	1,000,000	1,010,002

32	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Principal amount	Value
Corporate Bonds (Cont.)
Transportation (Cont.)
Burlington Northern Santa Fe
3.050%, 09/01/2022	$500,000	$511,361
United Parcel Service Inc.
2.450%, 10/01/2022	2,000,000	1,990,302
Burlington Northern Santa Fe
3.000%, 03/15/2023	1,500,000	1,519,578
Union Pacific Corp.
2.750%, 04/15/2023	1,000,000	997,566
Norfolk Southern Corp.
3.850%, 01/15/2024	1,000,000	1,044,733
Burlington Northern Santa Fe
3.750%, 04/01/2024	1,000,000	1,052,537
Union Pacific Corp.
3.250%, 08/15/2025	500,000	508,902
Canadian National Railway Co.
2.750%, 03/01/2026	2,000,000	1,960,952
Union Pacific Corp.
2.750%, 03/01/2026	1,000,000	978,421
Norfolk Southern Corp.
2.900%, 06/15/2026	500,000	482,494
United Parcel Service Inc.
2.400%, 11/15/2026	500,000	472,984

		13,575,352

Utilities & Energy (4.23%)
Consolidated Edison Co. of New York
5.300%, 12/01/2016	1,000,000	1,000,000
Georgia Power Co.
5.700%, 06/01/2017	1,000,000	1,021,917
MidAmerican Energy Co.
5.950%, 07/15/2017	500,000	514,892
NSTAR Electric Co.
5.625%, 11/15/2017	1,500,000	1,560,165
Northern States Power Co.
5.250%, 03/01/2018	1,000,000	1,046,467
PECO Energy Co.
5.350%, 03/01/2018	1,000,000	1,046,656
Commonwealth Edison Co.
5.800%, 03/15/2018	500,000	527,126
Ameren Union Electric
6.000%, 04/01/2018	1,000,000	1,056,550
Consolidated Edison Co. of New York
5.850%, 04/01/2018	500,000	528,307
Duke Energy Carolinas
5.100%, 04/15/2018	1,000,000	1,046,781
Public Service Electric and Gas Co.
5.300%, 05/01/2018	500,000	526,204
2.300%, 09/15/2018	1,000,000	1,012,293
MidAmerican Energy Co.
2.400%, 03/15/2019	1,500,000	1,520,198
Public Service Electric and Gas Co.
1.800%, 06/01/2019	1,000,000	996,913
Kentucky Utilities Co.
3.250%, 11/01/2020	500,000	516,272

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Southern California Edison Co.
3.875%, 06/01/2021	$2,000,000	$2,127,174
San Diego Gas & Electric Co.
3.000%, 08/15/2021	500,000	514,000
Southern California Edison Co.
2.400%, 02/01/2022	1,000,000	997,659
Carolina Power & Light Co.
2.800%, 05/15/2022	2,000,000	2,028,792
Consumers Energy Co.
2.850%, 05/15/2022	1,000,000	1,018,210
Georgia Power Co.
2.850%, 05/15/2022	1,000,000	1,006,405
Detroit Edison Co.
2.650%, 06/15/2022	500,000	503,029
CenterPoint Energy Houston LLC
2.250%, 08/01/2022	1,000,000	982,460
Baltimore Gas & Electric Co.
2.800%, 08/15/2022	1,000,000	1,007,105
Northern States Power Co.
2.150%, 08/15/2022	500,000	490,378
Pacific Gas & Electric
2.450%, 08/15/2022	1,000,000	991,748
Ameren Illinois Co.
2.700%, 09/01/2022	1,000,000	1,006,124
PPL Electric Utilities
2.500%, 09/01/2022	1,000,000	988,811
PECO Energy Co.
2.375%, 09/15/2022	500,000	492,870
Public Service Company of Colorado
2.250%, 09/15/2022	1,000,000	984,180
Tampa Electric Co.
2.600%, 09/15/2022	500,000	495,026
NSTAR Electric Co.
2.375%, 10/15/2022	500,000	490,404
Public Service Company of Colorado
2.500%, 03/15/2023	1,000,000	983,128
Virginia Electric & Power Co.
2.750%, 03/15/2023	1,000,000	993,048
Northern States Power Co.
2.600%, 05/15/2023	1,000,000	994,176
Public Service Electric and Gas Co.
2.375%, 05/15/2023	2,000,000	1,956,056
Florida Power & Light Co.
2.750%, 06/01/2023	2,000,000	2,006,502
Pacificorp
2.950%, 06/01/2023	1,000,000	1,009,459
Pacific Gas & Electric
3.250%, 06/15/2023	1,000,000	1,020,763
Consumers Energy Co.
3.375%, 08/15/2023	1,000,000	1,034,412
Laclede Gas Co.
3.400%, 08/15/2023	1,000,000	1,022,174
Duke Energy Ohio Inc.
3.800%, 09/01/2023	1,000,000	1,048,348

See accompanying notes to financial statements.	33

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
San Diego Gas & Electric Co.
3.600%, 09/01/2023	$2,000,000	$2,099,768
Public Service Company of New Hampshire
3.500%, 11/01/2023	500,000	512,922
Delmarva Power & Light Co.
3.500%, 11/15/2023	1,000,000	1,032,107
Alabama Power Co.
3.550%, 12/01/2023	1,000,000	1,039,445
Virginia Electric & Power Co.
3.450%, 02/15/2024	1,000,000	1,030,994
DTE Electric Co.
3.650%, 03/15/2024	2,000,000	2,093,720
Potomac Electric Power Co.
3.600%, 03/15/2024	1,000,000	1,036,611
Florida Power & Light Co.
3.250%, 06/01/2024	1,000,000	1,024,170
DTE Electric Co.
3.375%, 03/01/2025	1,000,000	1,025,130
Alabama Power Co.
2.800%, 04/01/2025	1,000,000	982,415
Arizona Public Service Co.
3.150%, 05/15/2025	500,000	504,360
Public Service Company of Colorado
2.900%, 05/15/2025	1,000,000	991,064
Wisconsin Electric Power
3.100%, 06/01/2025	500,000	501,476
Pacific Gas & Electric
3.500%, 06/15/2025	1,000,000	1,026,030
Southern California Gas Co.
3.200%, 06/15/2025	500,000	507,198
Duke Energy Progress LLC
3.250%, 08/15/2025	1,000,000	1,018,735
Interstate Power & Light Co.
3.400%, 08/15/2025	1,000,000	1,010,460
Kentucky Utilities Co.
3.300%, 10/01/2025	500,000	507,447
Louisville Gas & Electric Co.
3.300%, 10/01/2025	1,000,000	1,011,153
PECO Energy Co.
3.150%, 10/15/2025	1,000,000	1,004,107
NSTAR Electric Co.
3.250%, 11/15/2025	1,000,000	1,004,380
Florida Power & Light Co.
3.125%, 12/01/2025	1,000,000	1,012,668
Virginia Electric & Power Co.
3.150%, 01/15/2026	1,000,000	994,566
Brooklyn Union Gas Co.(b)
3.407%, 03/10/2026	1,000,000	1,008,912
Georgia Power Co.
3.250%, 04/01/2026	1,000,000	1,011,788
San Diego Gas & Electric Co.
2.500%, 05/15/2026	1,000,000	958,624
NSTAR Electric Co.
2.700%, 06/01/2026	1,000,000	957,780

	Principal amount	Value
Corporate Bonds (Cont.)
Utilities & Energy (Cont.)
Southern California Gas Co.
2.600%, 06/15/2026	$1,000,000	$962,385
Westar Energy Inc.
2.550%, 07/01/2026	1,000,000	945,298
KeySpan Gas East Corp.(b)
2.742%, 08/15/2026	1,000,000	953,952
CenterPoint Energy Houston Electric LLC
2.400%, 09/01/2026	500,000	471,901
Public Service Electric and Gas Co.
2.250%, 09/15/2026	1,000,000	935,161
AEP Transmission Co. LLC(b)
3.100%, 12/01/2026	500,000	493,679
Duke Energy Carolinas
2.950%, 12/01/2026	1,000,000	986,629

		74,770,217

Total Corporate Bonds
(cost $405,056,402)		408,474,112

Foreign Government Bonds (0.25%)
Province of New Brunswick (Canada)
5.200%, 02/21/2017	2,500,000	2,521,790
Province of Quebec
2.500%, 04/20/2026	1,000,000	967,650
Province of Ontario
2.500%, 04/27/2026	1,000,000	968,798

Total Foreign Government Bonds
(cost $4,493,418)		4,458,238

Government Agency Securities (c) (2.99%)
Agency Commercial Mortgage-Backed Securities (2.72%)
Federal Home Loan Mortgage Corp.
2.789%, 01/25/2022	10,000,000	10,304,960
2.839%, 10/25/2022	7,879,876	8,079,544
2.615%, 01/25/2023	2,000,000	2,020,786
2.406%, 03/25/2023	1,000,000	1,004,676
2.454%, 08/25/2023	2,000,000	2,001,550
3.010%, 07/25/2025	500,000	510,648
2.745%, 01/25/2026	500,000	498,420
2.673%, 03/25/2026	2,000,000	1,980,496
2.525%, 05/25/2026	2,000,000	1,955,138
2.570%, 07/25/2026	2,000,000	1,959,592
2.653%, 08/25/2026	1,500,000	1,478,146
3.120%, 09/25/2026(d)	1,500,000	1,529,502

34	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Principal amount	Value
Government Agency Securities (Cont.)
Agency Commercial Mortgage-Backed Securities (Cont.)
Federal National Mortgage Association
2.715%, 02/25/2022	$7,000,000	$7,123,333
2.308%, 10/25/2023	1,000,000	986,172
2.488%, 05/25/2026	1,000,000	969,114
2.292%, 06/25/2026	1,000,000	951,252
2.369%, 07/25/2026	2,000,000	1,911,602
2.449%, 09/25/2026	2,000,000	1,931,244
2.499%, 09/25/2026	1,000,000	956,578

		48,152,753

Agency Notes & Bonds (0.27%)
Tennessee Valley Authority
5.500%, 07/18/2017	1,000,000	1,029,432
1.750%, 10/15/2018	1,500,000	1,515,246
3.875%, 02/15/2021	2,000,000	2,161,054

		4,705,732

Total Government Agency Securities
(cost $53,111,412)		52,858,485

U.S. Treasury Obligations (11.09%)
U.S. Treasury Notes
4.625%, 02/15/2017	20,000,000	20,172,460
3.250%, 03/31/2017	5,000,000	5,045,210
3.500%, 02/15/2018	15,000,000	15,452,340
3.750%, 11/15/2018	10,000,000	10,506,250
3.125%, 05/15/2019	10,000,000	10,448,050
3.625%, 08/15/2019	10,000,000	10,610,550
3.375%, 11/15/2019	10,000,000	10,574,220
3.625%, 02/15/2020	10,000,000	10,668,750
3.500%, 05/15/2020	20,000,000	21,300,780
1.375%, 10/31/2020	5,000,000	4,941,210
3.625%, 02/15/2021	10,000,000	10,764,840
2.000%, 02/28/2021	5,000,000	5,049,805
2.000%, 11/15/2021	25,000,000	25,128,900
2.500%, 08/15/2023	10,000,000	10,205,080
2.750%, 11/15/2023	10,000,000	10,359,770
2.000%, 02/15/2025	15,000,000	14,643,165

Total U.S. Treasury Obligations
(cost $190,432,773)		195,871,380

	Shares	Value
Short-term Investments (1.23%)
JPMorgan U.S. Government Money Market Fund Capital Shares	21,776,585	$21,776,585

Total Short-term Investments
(cost $ 21,776,585)		21,776,585

TOTAL INVESTMENTS (99.57%)
(cost $ 1,090,843,445)		1,758,730,307
OTHER ASSETS, NET OF LIABILITIES (0.43%)		7,590,952

NET ASSETS (100.00%)		$1,766,321,259

(a)	Non-income producing security.

(b)	Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2016, the value of these securities amounted to $17,647,584 or 1.00% of net assets.

(c)	The obligations of these U.S. Government-sponsored entities are neither issued nor guaranteed by the United States Treasury. On September 6, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corp. (“Freddie Mac”) into conservatorship. The United States Treasury has put in place a set of financing agreements to help ensure that these entities continue to meet their obligations to holders of bonds they have issued or guaranteed.

(d)	In accordance with the Trust’s valuation procedures, State Farm Investment Management Corp. (“SFIMC”) determined the fair value for the security considering the facts and circumstances related to the particular security.

ADR - American Depositary Receipt

See accompanying notes to financial statements.	35

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

SCHEDULE OF INVESTMENTS

November 30, 2016

	Principal amount	Value
U.S. Treasury Obligations (98.78%)
U.S. Treasury Notes
3.000%, 02/28/2017	$10,000,000	$10,062,540
2.375%, 07/31/2017	10,000,000	10,107,420
1.875%, 08/31/2017	10,000,000	10,079,690
1.875%, 09/30/2017	10,000,000	10,086,330
1.875%, 10/31/2017	10,000,000	10,091,410
2.250%, 11/30/2017	10,000,000	10,132,420
2.750%, 12/31/2017	12,500,000	12,743,162
2.625%, 01/31/2018	12,000,000	12,230,160
2.750%, 02/28/2018	10,000,000	10,217,580
2.875%, 03/31/2018	10,000,000	10,246,480
2.625%, 04/30/2018	10,000,000	10,225,390
2.375%, 05/31/2018	10,000,000	10,199,220
2.375%, 06/30/2018	10,000,000	10,205,080
2.250%, 07/31/2018	10,000,000	10,196,090
1.375%, 11/30/2018	10,000,000	10,048,440
1.375%, 12/31/2018	10,000,000	10,047,660
1.250%, 01/31/2019	10,000,000	10,016,800
1.375%, 02/28/2019	10,000,000	10,039,840
1.500%, 03/31/2019	10,000,000	10,066,020
1.125%, 05/31/2019	10,000,000	9,962,110
1.250%, 10/31/2019	15,000,000	14,949,030
1.375%, 01/31/2020	10,000,000	9,973,440
1.375%, 02/29/2020	5,000,000	4,980,080
1.375%, 03/31/2020	5,000,000	4,977,345
1.125%, 04/30/2020	5,000,000	4,931,445
1.500%, 05/31/2020	5,000,000	4,987,110
1.875%, 06/30/2020	10,000,000	10,103,910
1.625%, 07/31/2020	5,000,000	5,000,195
1.375%, 08/31/2020	5,000,000	4,950,585
2.125%, 01/31/2021	10,000,000	10,153,120
1.375%, 04/30/2021	10,000,000	9,822,660
2.000%, 05/31/2021	10,000,000	10,082,030
1.125%, 07/31/2021	5,000,000	4,841,210
2.000%, 08/31/2021	5,000,000	5,029,490
2.000%, 10/31/2021	7,500,000	7,537,500
1.875%, 11/30/2021	10,000,000	9,992,970
1.500%, 01/31/2022	10,000,000	9,790,230
1.750%, 02/28/2022	10,000,000	9,902,340
1.750%, 03/31/2022	10,000,000	9,891,800
1.750%, 04/30/2022	5,000,000	4,940,430
1.750%, 05/15/2022	10,000,000	9,878,120
1.625%, 08/15/2022	8,500,000	8,319,044
1.750%, 09/30/2022	5,000,000	4,916,795
1.875%, 10/31/2022	2,000,000	1,979,062
2.000%, 11/30/2022	2,500,000	2,489,258

Total U.S. Treasury Obligations
(cost $393,570,242)		391,423,041

	Shares	Value
Short-term Investments (0.73%)
JPMorgan U.S. Government Money Market Fund Capital Shares	2,872,322	$2,872,322

Total Short-term Investments
(cost $2,872,322)		2,872,322

TOTAL INVESTMENTS (99.51%)
(cost $396,442,564)		394,295,363
OTHER ASSETS, NET OF LIABILITIES (0.49%)		1,955,687

NET ASSETS (100.00%)		$396,251,050

36	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS

November 30, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (99.30%)
Alabama (2.11%)
City of Phenix City, General Obligation Warrants, Series 2010-B	5.000%	02/01/2019	AA-	$1,030,000	$1,104,345
City of Athens, Alabama, General Obligation Warrants	4.000%	09/01/2019	AA-	1,145,000	1,219,288
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	3.000%	06/01/2024	A+	585,000	587,340
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	3.250%	06/01/2025	A+	600,000	605,172
Board of Education of the City of Hoover, Capital Outlay Warrants, Series 2005	3.500%	02/15/2026	Aa2	985,000	985,827
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	3.500%	06/01/2026	A+	620,000	628,581
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2027	Aa2	525,000	565,782
City of Madison (Alabama), General Obligation School Warrants, Series 2009 (Prerefunded to 02-01-2019 @ 100) (b)	5.250%	02/01/2027	NR	2,015,000	2,174,648
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	3.750%	06/01/2027	A+	645,000	658,958
City of Madison (Alabama), General Obligation School Warrants, Series 2009	5.250%	02/01/2028	Aa2	310,000	334,010
City of Madison (Alabama), General Obligation School Warrants, Series 2009 (Prerefunded to 02-01-2019 @ 100) (b)	5.250%	02/01/2028	NR	1,190,000	1,284,284
City of Athens, Alabama, Electric Revenue Warrants, Series 2015	4.000%	06/01/2028	A+	665,000	684,970
The Water and Wastewater Board of the City of Madison Water and Sewer Revenue Bonds, Series 2015	4.000%	12/01/2028	Aa2	2,165,000	2,273,120
City of Florence (Alabama), Water and Sewer Revenue Warrants, Series 2011	5.000%	08/15/2029	A1	1,620,000	1,778,906

					14,885,231

Alaska (2.21%)
Municipality of Anchorage, Alaska, Senior Lien Electric Revenue Bonds, 2009 Series A (Tax-Exempt)	4.000%	12/01/2021	A+	1,955,000	2,074,333
Municipality of Anchorage, Alaska, Wastewater Revenue and Refunding Bonds, 2007	4.625%	05/01/2022	AA	585,000	593,243
Municipality of Anchorage, Alaska, Water Revenue and Refunding Bonds, 2007	4.625%	05/01/2022	AA	295,000	299,351
Municipality of Anchorage, Alaska, 2007 General Obligation Refunding Bonds, Series B (Schools)	4.500%	09/01/2022	AAA	1,000,000	1,025,390
Municipality of Anchorage, Alaska, Wastewater Revenue and Refunding Bonds, 2007	4.750%	05/01/2023	AA	645,000	654,385
Municipality of Anchorage, Alaska, Water Revenue and Refunding Bonds, 2007	4.750%	05/01/2023	AA	1,110,000	1,126,883
Matanuska-Susitna Borough, Alaska, General Obligation School Bonds, 2009 Series A (Prerefunded to 07-01-2019 @ 100) (b)	5.500%	07/01/2025	Aa2	1,190,000	1,309,012
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series A, (General Purpose) (c)	3.250%	09/01/2028	AAA	1,095,000	1,082,320
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series B, (Schools) (c)	3.250%	09/01/2028	AAA	1,050,000	1,037,841
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series A, (General Purpose) (c)	3.500%	09/01/2029	AAA	1,390,000	1,387,109
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series B, (Schools) (c)	3.500%	09/01/2029	AAA	1,090,000	1,087,733
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series A, (General Purpose) (c)	3.500%	09/01/2030	AAA	1,440,000	1,409,155
Municipality of Anchorage, Alaska, 2016 General Obligation Bonds, Series B, (Schools) (c)	3.500%	09/01/2030	AAA	1,125,000	1,100,902
Matanuska-Susitna Borough, Alaska, General Obligation Transportation System Bonds, 2014 Series A	5.000%	08/01/2031	AA+	1,225,000	1,392,347

					15,580,004

Arizona (5.06%)
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	4.000%	07/01/2019	A+	500,000	529,595
City of Glendale, Arizona, General Obligation Refunding Bonds, Series 2010	5.000%	07/01/2019	A2	4,180,000	4,525,686
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2020	Aa3	1,965,000	2,180,855
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	5.000%	07/01/2021	A+	500,000	540,165
Maricopa County, Arizona, Tempe Elementary School District No. 3, School Improvement Bonds, Project of 2005, Series B (2007) (Economically Defeased to 07-01-2017 @ 100) (b)	4.500%	07/01/2021	Aa2	2,500,000	2,550,500
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series A (2012)	3.000%	07/01/2021	Aa2	1,000,000	1,039,920
Tucson Unified School District No. 1 of Pima County, Arizona, School Improvement Bonds, Project of 2004, Series C (2007) (Economically Defeased to 07-01-2017 @ 100) (b)	4.500%	07/01/2021	A+	1,000,000	1,020,200

See accompanying notes to financial statements.	37

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Arizona (Cont.)
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series A (2012)	3.000%	07/01/2022	Aa2	$570,000	$593,176
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2022	AA	500,000	573,880
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	3.000%	07/01/2022	AA	495,000	516,448
Tucson Unified School District No. 1 of Pima County, Arizona, Refunding Bonds, Tax-Exempt Series 2011	5.000%	07/01/2022	Aa3	1,000,000	1,149,460
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	5.000%	07/01/2023	A+	1,000,000	1,079,810
Litchfield Elementary School District No. 79 of Maricopa County, Arizona, School Improvement Bonds, Project of 2009, Series A (2011)	5.000%	07/01/2023	Aa2	1,000,000	1,126,710
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series A (2012)	3.000%	07/01/2023	Aa2	930,000	963,852
Paradise Valley Unified School District No. 69 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Series B (2013)	3.000%	07/01/2023	Aa2	1,255,000	1,304,397
Pima County, Arizona, General Obligation Bonds, Series 2009A (Economically Defeased to 07-01-2019 @ 100) (b)	4.000%	07/01/2023	AA-	1,500,000	1,589,565
Pima County, Arizona, Sewer System Revenue Obligations, Series 2012A	5.000%	07/01/2023	AA	1,060,000	1,217,834
Pinal County Community College District of Pinal County, Arizona, General Obligation Bonds, Project of 2008, Series B (2012)	4.500%	07/01/2023	AA-	1,705,000	1,869,993
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric System Refunding Revenue Bonds, 2008 Series A (Prerefunded to 01-01-2018 @ 100) (b)	5.000%	01/01/2024	AA	1,500,000	1,562,835
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series B (2009), (Bank Qualified)	5.000%	07/01/2024	A+	1,000,000	1,079,540
Phoenix Union High School District No. 210 of Maricopa County, Arizona, School Improvement Bonds, Project of 2011, Tax-Exempt Series A (2012)	4.000%	07/01/2024	Aa2	1,165,000	1,268,009
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series D (2013)	5.000%	07/01/2026	A+	555,000	633,904
Cave Creek Unified School District No. 93 of Maricopa County, Arizona, School Improvement Bonds, Project of 2014, Series A (2015)	4.000%	07/01/2026	AA-	545,000	584,213
Kyrene Elementary School District No. 28 of Maricopa County, Arizona, School Improvement Bonds, Project of 2010, Series C (2015)	4.000%	07/01/2026	AA	765,000	835,128
Pima County, Arizona, General Obligation Bonds, Series 2012A	4.000%	07/01/2026	AA-	2,000,000	2,149,720
Amphitheater Unified School District No. 10 of Pima County, Arizona, School Improvement Bonds, Project of 2007, Series D (2013)	5.000%	07/01/2027	A+	400,000	455,056
Cave Creek Unified School District No. 93 of Maricopa County, Arizona, School Improvement Bonds, Project of 2014, Series A (2015)	4.000%	07/01/2027	AA-	1,100,000	1,168,893
Tempe Union High School District No. 213 of Maricopa County, Arizona, Refunding Bonds, Series 2016	3.000%	07/01/2028	Aa2	1,000,000	983,620
Salt River Project Agricultural Improvement and Power District, Arizona, Salt River Project Electric System Revenue Bonds, 2009 Series A	5.000%	01/01/2032	AA	500,000	535,145

					35,628,109

Arkansas (3.34%)
Beaver Water District of Benton and Washington Counties, Arkansas, Water Refunding Revenue Bonds, Series 2010	3.000%	11/15/2019	AA+	1,390,000	1,434,383
City of Little Rock, Arkansas, Sewer Construction Revenue Bonds, Series 2007A (Prerefunded to 06-01-2017 @ 100) (b)	4.500%	06/01/2021	Aa3	1,320,000	1,341,952
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008 (Prerefunded to 10-01-2018 @ 100) (b)	5.125%	10/01/2022	Aa3	100,000	106,920
Cabot School District No. 4 of Lonoke County, Arkansas, Refunding Bonds	3.000%	02/01/2023	NR	675,000	677,956
State of Arkansas, General Obligation Four-Lane Highway Construction and Improvement Bonds, Series 2013	3.500%	06/15/2023	AA	6,000,000	6,455,160
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008 (Prerefunded to 10-01-2018 @ 100) (b)	5.250%	10/01/2024	Aa3	335,000	358,936
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Refunding Series 2015A	3.000%	11/01/2024	Aa2	2,315,000	2,365,768
City of Little Rock, Arkansas, Library Construction and Refunding Bonds, Series 2015	2.750%	03/01/2025	AA	1,025,000	985,138

38	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Arkansas (Cont.)
Springdale School District No. 50 of Washington County, Arkansas Refunding and Construction Bonds, Series A	4.000%	06/01/2025	Aa2	$2,000,000	$2,026,780
State of Arkansas, Higher Education General Obligation Bonds, Refunding Series 2015	4.000%	06/01/2027	AA	3,000,000	3,241,680
City of Fort Smith, Arkansas, Water and Sewer Refunding and Construction Revenue Bonds, Series 2008 (Partially Prerefunded) (b)	5.250%	10/01/2028	A	1,500,000	1,599,030
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Series 2014A	5.000%	11/01/2028	Aa2	365,000	421,863
Rogers School District No. 30 of Benton County, Arkansas Refunding Bonds	4.000%	02/01/2030	NR	1,000,000	1,046,160
City of Little Rock, Arkansas, Sewer Revenue Bonds, Series 2008 (Prerefunded to 10-01-2018 @ 100) (b)	5.500%	10/01/2030	Aa3	500,000	537,970
Board of Trustees of the University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus), Series 2014A	5.000%	11/01/2030	Aa2	785,000	897,718

					23,497,414

California (4.50%)
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007 (Prerefunded to 05-01-2018 @ 100) (b)	4.500%	05/01/2021	AA	740,000	774,454
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007 (Prerefunded to 05-01-2018 @ 100) (b)	4.625%	05/01/2022	AA	770,000	807,191
Santa Barbara Schools Financing Authority 2007 General Obligation Revenue Bonds, Series A (Santa Barbara Elementary School District General Obligation Bond Refunding) (Santa Barbara County, California)	4.750%	08/01/2022	Aa3	1,160,000	1,186,483
City of San Jose, General Obligation Bonds, Series 2007 (Parks and Public Safety Projects)	4.500%	09/01/2022	Aa1	2,900,000	2,907,801
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007 (Prerefunded to 05-01-2018 @ 100) (b)	4.750%	05/01/2023	AA	810,000	850,532
Santa Barbara Schools Financing Authority 2007 General Obligation Revenue Bonds, Series B (Santa Barbara High School District General Obligation Bond Refunding) (Santa Barbara County, California)	4.750%	08/01/2023	Aa3	1,435,000	1,467,574
Desert Water Agency Financing Corporation (Water System Improvement Project) Series 2007 (Prerefunded to 05-01-2018 @ 100) (b)	4.750%	05/01/2024	AA	845,000	887,284
Atascadero Unified School District, (San Luis Obispo County, California) General Obligation Bonds, 2010 Election, Series B	4.000%	08/01/2024	Aa3	250,000	276,158
Atascadero Unified School District, (San Luis Obispo County, California) General Obligation Bonds, 2010 Election, Series B	5.000%	08/01/2025	Aa3	225,000	264,136
Carmel Unified School District (Monterey County, California), General Obligation Bonds, Election of 2005, Series 2008 (Prerefunded to 08-01-2018 @ 100) (b)	4.750%	08/01/2025	AAA	575,000	608,936
Marin Community College District (Marin County, California), Election of 2004 General Obligation Bonds, Series C	4.000%	08/01/2025	Aa1	1,115,000	1,211,570
Marin Community College District (Marin County, California), Election of 2004 General Obligation Bonds, Series C	4.250%	08/01/2026	Aa1	1,275,000	1,390,617
Santa Barbara Community College District, (Santa Barbara County, California), General Obligation Bonds, Election of 2008, Series A (Prerefunded to 08-01-2018 @ 100) (b)	5.250%	08/01/2026	Aa1	1,555,000	1,658,174
Atascadero Unified School District, (San Luis Obispo County, California) General Obligation Bonds, 2010 Election, Series B	5.000%	08/01/2027	Aa3	1,080,000	1,252,346
East Side Union High School District, (Santa Clara County, California), 2015 General Obligation Refunding Bonds	3.500%	08/01/2027	A+	1,000,000	1,024,780
Newark Unified School District, (Alameda County, California), General Obligation Bonds, Election of 2011, Series C	2.000%	08/01/2027	Aa3	875,000	756,254
Newark Unified School District, (Alameda County, California), General Obligation Bonds, Election of 2011, Series C	3.000%	08/01/2028	Aa3	750,000	731,198
Santee School District, (County of San Diego, California), General Obligation Refunding Bonds, Series 2015	3.500%	08/01/2028	AA-	1,565,000	1,582,465
Campbell Union High School District, (Santa Clara County, California), 2016 General Obligation Refunding Bonds	3.250%	08/01/2029	Aa1	1,965,000	1,966,415
Santee School District, (County of San Diego, California), General Obligation Refunding Bonds, Series 2015	3.500%	08/01/2029	AA-	1,725,000	1,735,212
Sonoma County Junior College District, (Sonoma, Mendocino and Marin Counties, California), 2016 General Obligation Refunding Bonds (c)	3.250%	08/01/2029	AA-	2,835,000	2,762,963

See accompanying notes to financial statements.	39

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
California (Cont.)
Marin Community College District, (Marin County, California), Election of 2016 General Obligation Bonds, Series A, (Federally Tax-Exempt) (c)	4.000%	08/01/2030	Aa1	$1,095,000	$1,149,564
Sonoma County Junior College District, (Sonoma, Mendocino and Marin Counties, California), Election of 2014 General Obligation Bonds, Series A (c)	4.000%	08/01/2030	AA-	1,600,000	1,655,696
Sequoia Union High School District, (County of San Mateo, State of California), General Obligation Bonds, Election of 2014, Series 2016	3.000%	07/01/2031	AA	3,000,000	2,753,430

					31,661,233

Colorado (2.64%)
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2012	3.000%	12/15/2021	Aa2	205,000	214,858
Jefferson County, Colorado, School District No. 1	5.000%	12/15/2021	AA-	3,000,000	3,431,520
Cherry Creek School District No. 5, (Arapahoe County, Colorado), General Obligation Bonds, Series 2012B	3.000%	12/15/2023	AA	3,300,000	3,453,978
Eagle River Water and Sanitation District, (In Eagle County, Colorado), General Obligation Bonds, Series 2016	2.500%	12/01/2024	AA-	100,000	99,283
City of Aurora, Colorado, First-Lien Water Refunding Revenue Bonds, Series 2008A (Prerefunded to 08-01-2018 @ 100) (b)	4.750%	08/01/2025	Aa2	1,500,000	1,585,995
Adams County School District No. 1, (Mapleton Public Schools), Adams County, Colorado, General Obligation Refunding Bonds, Series 2016	2.000%	12/01/2025	Aa3	375,000	347,936
Eagle River Water and Sanitation District, (In Eagle County, Colorado), General Obligation Bonds, Series 2016	2.500%	12/01/2025	AA-	210,000	206,172
El Paso County School District No. 20 (Academy), El Paso County, Colorado, General Obligation Refunding Bonds, Series 2015	4.000%	12/15/2025	Aa2	1,000,000	1,084,980
City of Aurora, Colorado, First-Lien Water Refunding Revenue Bonds, Series 2008A (Prerefunded to 08-01-2018 @ 100) (b)	4.750%	08/01/2026	Aa2	1,465,000	1,548,988
Eagle River Water and Sanitation District, (In Eagle County, Colorado), General Obligation Bonds, Series 2016	2.750%	12/01/2026	AA-	200,000	198,272
Roaring Fork School District No. RE-1, In Garfield, Pitkin and Eagle Counties, Colorado, General Obligation Refunding Bonds, Series 2016B	2.500%	12/15/2027	NR	3,000,000	2,828,160
Eagle River Water and Sanitation District, (In Eagle County, Colorado), General Obligation Bonds, Series 2016	4.000%	12/01/2030	AA-	465,000	489,268
Gunnison Watershed School District RE-1J, (Gunnison and Saguache Counties, Colorado), General Obligation Refunding Bonds, Series 2014	4.000%	12/01/2031	Aa2	1,000,000	1,035,990
City of Aurora, Colorado, First-Lien Water Improvement Revenue Bonds, Series 2007A (Prerefunded to 08-01-2017 @ 100) (b)	5.000%	08/01/2032	Aa2	2,000,000	2,052,660

					18,578,060

Connecticut (4.03%)
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Issue of 2010, Series A	5.000%	06/15/2020	Aaa	500,000	528,600
Town of Trumbull, Connecticut, General Obligation Refunding Bonds, Issue of 2009	4.000%	09/15/2020	Aa2	525,000	559,976
Town of Stonington, Connecticut, General Obligation Bonds, Issue of 2012	3.000%	04/01/2021	Aa1	125,000	128,711
Town of Trumbull, Connecticut, General Obligation Refunding Bonds, Issue of 2009	4.000%	09/15/2021	Aa2	500,000	532,185
State of Connecticut, General Obligation Refunding Bonds, 2006 Series E	4.500%	12/15/2021	Aa3	1,900,000	1,904,579
Town of Stonington, Connecticut, General Obligation Bonds, Issue of 2012	3.000%	04/01/2022	Aa1	600,000	615,090
Town of Darien, Connecticut, General Obligation Refunding Bonds, Issue of 2012, Series B	2.000%	08/01/2022	Aaa	1,525,000	1,505,648
City of Stamford, Connecticut, General Obligation Bonds, Issue of 2013	2.000%	02/01/2023	Aa1	1,550,000	1,531,338
City of Stamford, Connecticut, General Obligation Bonds, Issue of 2013	2.250%	02/01/2024	Aa1	2,000,000	1,980,360
Town of New Canaan, Connecticut, General Obligation Refunding Bonds, Issue of 2010, Series A	4.000%	06/15/2024	Aaa	1,000,000	1,041,790
State of Connecticut Health and Education Facilities Authority Revenue Bonds, Yale University Issue Series T-1	4.700%	07/01/2029	Aaa	1,800,000	1,835,280
State of Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University Issue, Series 2016A (d)	2.000%	07/01/2042	Aaa	18,000,000	16,191,900

					28,355,457

40	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Florida (3.11%)
City of Titusville, Florida, Water and Sewer Revenue Refunding Bonds, Series 2010	5.000%	10/01/2018	A+	$1,000,000	$1,067,900
Pasco County, Florida, Water and Sewer Refunding Revenue Bonds, Series 2006	4.500%	10/01/2019	Aa2	110,000	110,294
Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2009A	5.000%	10/01/2020	Aa2	1,390,000	1,525,136
Fort Lauderdale, Florida, Water and Sewer Revenue Bonds (Prerefunded to 09-01-2019 @ 100) (b)	4.000%	03/01/2021	Aa1	1,170,000	1,246,881
City of Titusville, Florida, Water and Sewer Revenue Refunding Bonds, Series 2010	5.000%	10/01/2021	A+	600,000	656,952
Pasco County, Florida, Water and Sewer Revenue Bonds, Series 2009A	4.000%	10/01/2021	Aa2	1,455,000	1,546,389
Fort Lauderdale, Florida, Water and Sewer Revenue Bonds (Prerefunded to 09-01-2019 @ 100) (b)	4.000%	03/01/2022	Aa1	1,215,000	1,294,838
Coral Springs Improvement District, Subordinate Water and Sewer Revenue Bonds, Series 2007 (Prerefunded to 06-01-2017 @ 100) (b)	4.375%	06/01/2022	NR	1,500,000	1,525,140
Tohopekaliga Water Authority, Utility System Revenue Refunding Bonds, Series 2011A (Prerefunded to 10-01-2021 @ 100) (b)	5.000%	10/01/2022	Aa2	365,000	415,268
Fort Lauderdale, Florida, Water and Sewer Revenue Bonds (Prerefunded to 09-01-2019 @ 100) (b)	4.000%	09/01/2023	Aa1	1,290,000	1,374,766
Tohopekaliga Water Authority, Utility System Revenue Refunding Bonds, Series 2011A (Prerefunded to 10-01-2021 @ 100) (b)	5.000%	10/01/2023	Aa2	200,000	227,544
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2024	Aa2	2,000,000	2,246,620
State of Florida, Department of Transportation, Turnpike Revenue Bonds, Series 2010B	5.000%	07/01/2025	Aa2	2,485,000	2,791,425
City of West Palm Beach, Florida, Utility System Revenue Refunding Bonds, Series 2008A	5.000%	10/01/2026	Aa2	2,000,000	2,133,540
Lee County, Florida, Water and Sewer Revenue Bonds, Series 2013A	5.000%	10/01/2026	Aa3	400,000	466,992
City of Pembroke Pines, Florida, General Obligation Bonds, Series 2015	5.000%	09/01/2031	Aa2	2,100,000	2,411,955
Lee County, Florida, Water and Sewer Revenue Bonds, Series 2013A	5.000%	10/01/2032	Aa3	750,000	862,845

					21,904,485

Georgia (1.54%)
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	3.500%	08/01/2020	Aa2	200,000	212,484
Cherokee County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	4.000%	08/01/2021	Aa2	250,000	269,370
Fayette County, Georgia, Water Revenue Bonds, Series 2009	5.000%	10/01/2021	Aa2	1,165,000	1,277,912
Fayette County, Georgia, Water Revenue Bonds, Series 2009 (Prerefunded to 10-01-2019 @ 100) (b)	5.000%	10/01/2021	NR	625,000	683,394
Henry County and Henry County Water and Sewerage Authority (Georgia), Water and Sewerage Revenue Refunding Bonds, Series 2010	5.000%	02/01/2022	Aa2	1,000,000	1,118,180
Fulton County, Georgia, Water and Sewerage Revenue Refunding Bonds, Series 2011	5.000%	01/01/2024	Aa3	1,660,000	1,851,049
Fayette County, Georgia, Water Revenue Bond, Series 2009 (Prerefunded to 10-01-2019 @ 100) (b)	4.375%	10/01/2024	Aa2	750,000	808,275
Unified Government of Athens-Clarke County, Georgia, Water and Sewerage Revenue Bonds, Series 2008 (Prerefunded to 01-01-2019 @ 100) (b)	5.625%	01/01/2028	AA	1,000,000	1,085,130
Forsyth County, Georgia, General Obligation Bonds, Series 2008A (Prerefunded to 03-01-2019 @ 100) (b)	5.000%	03/01/2028	Aaa	1,000,000	1,078,600
Spalding County Water and Sewerage Facilities Authority (Georgia), Revenue Bonds, Series 2008 (Prerefunded to 09-01-2018 @ 100) (b)	6.125%	09/01/2028	A1	2,300,000	2,491,797

					10,876,191

Hawaii (0.40%)
State of Hawaii, Highway Revenue Bonds, Series 2008 (Prerefunded to 01-01-2019 @ 100) (b)	5.750%	01/01/2027	Aa2	2,000,000	2,175,340
County of Hawaii, General Obligation Bonds, 2013 Series A	5.000%	09/01/2031	AA-	575,000	653,694

					2,829,034

Idaho (0.15%)
Independent School District of Boise City, Ada and Boise Counties, Idaho, General Obligation Bonds, Series 2007 (Prerefunded to 08-01-2017 @ 100) (b)	4.625%	08/01/2022	AA	1,000,000	1,023,880

See accompanying notes to financial statements.	41

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Illinois (0.71%)
County of Lake, Illinois, Water and Sewer System Revenue Refunding Bonds Series B of 2006	4.375%	12/01/2020	Aa1	$1,465,000	$1,465,000
Community Consolidated School District Number 201, Grundy, Kendall and Will Counties, Illinois, (Minooka), General Obligation Refunding School Bonds, Series 2010A	5.250%	10/15/2022	AA-	1,200,000	1,317,384
Community Consolidated School District Number 201, Grundy, Kendall and Will Counties, Illinois, (Minooka), General Obligation Refunding School Bonds, Series 2010A	5.250%	10/15/2023	AA-	2,000,000	2,195,060

					4,977,444

Indiana (3.11%)
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	2.800%	07/15/2019	AA-	230,000	235,936
City of Bloomington, Indiana, Waterworks Revenue Bonds of 2011, Series B	3.500%	07/01/2020	AA-	910,000	954,226
Lebanon Middle School Building Corporation, Lebanon, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2011	4.000%	07/10/2020	A+	2,075,000	2,220,561
Town of Zionsville, Indiana, Sewage Works Revenue Bonds of 2010, Series A	3.000%	07/15/2020	AA-	245,000	252,850
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010	4.500%	08/01/2020	A1	2,075,000	2,255,400
Ball State University Board of Trustees, Ball State University Student Fee Bonds, Series 0	5.250%	07/01/2022	Aa3	500,000	537,260
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.000%	07/01/2022	Aa2	185,000	201,256
Ball State University Board of Trustees, Ball State University Student Fee Bonds, Series 0	5.250%	07/01/2023	Aa3	1,060,000	1,138,758
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.250%	07/01/2023	Aa2	215,000	235,247
City of Noblesville, Indiana, Sewage Works Revenue Bonds of 2011	4.375%	07/01/2024	Aa2	210,000	229,858
City of Fort Wayne, Indiana, Sewage Works Revenue Bonds of 2010	4.500%	08/01/2025	A1	1,530,000	1,654,037
Perry Township Multischool Building Corporation of 1996, Indianapolis, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2016	5.000%	01/15/2026	A+	1,190,000	1,400,261
East Noble School Building Corporation, Kendallville, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2016	2.000%	07/15/2026	A+	1,000,000	878,500
Perry Township Multischool Building Corporation of 1996, Indianapolis, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2016	5.000%	07/15/2026	A+	1,105,000	1,303,469
East Noble School Building Corporation, Kendallville, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2016	2.000%	01/15/2027	A+	1,305,000	1,138,195
Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015G	4.000%	07/15/2027	AA-	1,190,000	1,261,126
Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015G	4.500%	07/15/2028	AA-	500,000	554,130
Warsaw Multi-School Building Corporation, Warsaw, Indiana, Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015	4.000%	07/15/2028	A+	1,000,000	1,060,330
City of West Lafayette, Indiana, Sewage Works Revenue Bonds, Series 2016	3.750%	07/01/2029	A+	220,000	224,754
Valparaiso Multi-Schools Building Corporation, (Porter County, Indiana), Unlimited Ad Valorem Property Tax First Mortgage Bonds, Series 2015	5.000%	07/15/2029	A+	3,000,000	3,411,060
City of West Lafayette, Indiana, Sewage Works Revenue Bonds, Series 2016	4.000%	07/01/2030	A+	750,000	776,558

					21,923,772

Iowa (4.15%)
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B (Urban Renewal)	4.000%	06/01/2019	Aa2	1,190,000	1,238,124
City of Des Moines, Iowa, General Obligation Refunding Bonds, Series 2010B (Urban Renewal)	4.000%	06/01/2022	Aa2	1,350,000	1,400,936
City of Des Moines, Iowa, General Obligation Bonds, Series 2016A	2.000%	06/01/2025	Aa2	2,095,000	1,895,954
Dallas Center-Grimes Community School District, Iowa, General Obligation School Bonds, Series 2015	3.000%	06/01/2025	Aa2	265,000	268,114
Johnston Community School District, Iowa, General Obligation School and Refunding Bonds, Series 2015	3.000%	06/01/2025	AA-	2,370,000	2,372,370
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008 (Prerefunded to 07-01-2018 @ 100) (b)	4.625%	07/01/2025	AA	1,775,000	1,868,542
City of Des Moines, Iowa, General Obligation Bonds, Series 2016A	2.000%	06/01/2026	Aa2	2,135,000	1,880,273
Dallas Center-Grimes Community School District, Iowa, General Obligation School Bonds, Series 2015	3.000%	06/01/2026	Aa2	500,000	503,350
Grundy County, Iowa, General Obligation Urban Renewal Refunding Bonds, Series 2015	3.000%	06/01/2026	A1	1,130,000	1,117,107

42	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Iowa (Cont.)
Johnston Community School District, Iowa, General Obligation School and Refunding Bonds, Series 2015	3.000%	06/01/2026	AA-	$2,445,000	$2,393,459
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008 (Prerefunded to 07-01-2018 @ 100) (b)	4.625%	07/01/2026	AA	1,750,000	1,842,225
Ankeny Community School District, Polk County, Iowa, General Obligation School Bonds, Series 2009 (Crossover Refunding to 06-01-2017 @ 100) (b)	5.000%	06/01/2027	Aa3	2,000,000	2,039,620
City of Des Moines, Iowa, General Obligation Bonds, Series 2016A	2.125%	06/01/2027	Aa2	2,180,000	1,909,789
Des Moines Metropolitan Wastewater Reclamation Authority, Sewer Revenue Refunding Bonds, Series 2015E	3.000%	06/01/2027	Aa3	1,610,000	1,582,904
Grundy County, Iowa, General Obligation Urban Renewal Refunding Bonds, Series 2015	3.000%	06/01/2027	A1	1,175,000	1,148,046
Waukee Community School District, Dallas County, Iowa, General Obligation School Refunding Bonds, Series 2016B	2.000%	06/01/2027	Aa2	3,000,000	2,607,660
Board of Regents, State of Iowa, Academic Building Revenue Bonds, Series S.U.I. 2008 (Prerefunded to 07-01-2018 @ 100) (b)	4.750%	07/01/2027	AA	1,950,000	2,056,548
Waukee Community School District, Iowa, General Obligation School Bonds, Series 2009 (Crossover Refunding to 06-01-2019 @ 100) (b)	5.000%	06/01/2028	Aa2	1,000,000	1,084,930

					29,209,951

Kansas (3.10%)
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes) (Crossover Refunding to 09-01-2017 @ 100) (b)	4.500%	09/01/2022	Aaa	1,000,000	1,025,460
Unified School District No. 512, Johnson County, Kansas, (Shawnee Mission), General Obligation Refunding Bonds, Series 2012-A	2.000%	10/01/2022	Aaa	2,010,000	2,017,357
City of Lawrence, Kansas, Water and Sewage System, Improvement Revenue Bonds, Series 2007 (Prerefunded to 11-01-2017 @ 100) (b)	4.500%	11/01/2022	Aa2	890,000	917,919
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes) (Crossover Refunding to 09-01-2017 @ 100) (b)	4.500%	09/01/2023	Aaa	1,615,000	1,656,118
Johnson County, Kansas, Internal Improvement Bonds, Series 2007B, (General Obligation Payable from Unlimited Ad Valorem Taxes) (Crossover Refunding to 09-01-2017 @ 100) (b)	4.625%	09/01/2024	Aaa	1,895,000	1,944,990
City of Wichita, Kansas, Water and Sewer Utility, Revenue Bonds, Series 2009A (Prerefunded to 10-01-2019 @ 100) (b)	5.000%	10/01/2024	AA-	2,000,000	2,189,780
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A (Crossover Refunding to 09-01-2018 @ 100) (b)	4.500%	09/01/2025	Aaa	1,115,000	1,174,151
Johnson County, Kansas, Internal Improvement Bonds, Series 2008A (Crossover Refunding to 09-01-2018 @ 100) (b)	4.750%	09/01/2026	Aaa	2,220,000	2,347,273
Unified School District No. 233, Johnson County, Kansas (Olathe), General Obligation School Bonds, Series 2016A	3.000%	09/01/2026	Aa2	2,740,000	2,741,808
Unified School District No. 233, Johnson County, Kansas (Olathe), General Obligation School Bonds, Series 2016A	3.000%	09/01/2027	Aa2	1,490,000	1,480,479
Unified School District No. 512, Johnson County, Kansas, (Shawnee Mission), General Obligation Refunding and Improvement Bonds, Series 2015-A	3.000%	10/01/2027	Aaa	1,000,000	1,013,950
Unified School District No. 233, Johnson County, Kansas (Olathe), General Obligation School Improvement and Refunding Bonds, Series 2013C (Crossover Refunding to 09-01-2021 @ 100) (b)	4.500%	09/01/2028	Aa2	3,000,000	3,316,470

					21,825,755

Kentucky (1.42%)
Boone-Florence Water Commission (Kentucky), Water Supply System Refunding Revenue Bonds, Series 2010	3.250%	12/01/2018	A1	2,040,000	2,106,443
Boone-Florence Water Commission (Kentucky), Water Supply System Refunding Revenue Bonds, Series 2010	3.250%	12/01/2020	A1	1,780,000	1,857,234
Louisville and Jefferson County Metropolitan Sewer District, (Commonwealth of Kentucky), Sewer and Drainage System Revenue Bonds, Series 2007A	5.000%	05/15/2024	Aa3	1,500,000	1,555,665
Northern Kentucky Water District Revenue Bonds, 2013 Series A	4.000%	02/01/2028	Aa3	1,110,000	1,183,382

See accompanying notes to financial statements.	43

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Kentucky (Cont.)
Northern Kentucky Water District, Refunding Revenue Bonds, Series 2016	3.000%	02/01/2031	Aa3	$3,660,000	$3,320,901

					10,023,625

Louisiana (0.06%)
Caddo Parish, Louisiana, General Obligation Bonds Series 2007 (Prerefunded to 02-01-2017 @ 100) (b)	4.500%	02/01/2020	Aa1	405,000	407,308

Maine (0.53%)
Maine Municipal Bond Bank, 2007 Series A Refunding Bonds	4.500%	11/01/2020	Aa2	100,000	102,990
Maine Municipal Bond Bank, 2007 Series A Refunding Bonds	4.500%	11/01/2021	Aa2	3,515,000	3,619,782

					3,722,772

Maryland (1.14%)
Howard County, Maryland, General Obligation Consolidated Public Improvement Bonds, 2012 Series A	4.000%	02/15/2026	Aaa	2,075,000	2,198,794
University System of Maryland, Auxiliary Facility and Tuition Revenue Bonds, 2008 Series A (Prerefunded to 04-01-2018 @ 100) (b)	4.625%	04/01/2026	Aa1	2,140,000	2,236,107
The City of Frederick, Maryland, General Obligation Bonds and Notes, Public Improvements Bonds, Tax-Exempt Series 2009A (Prerefunded to 03-01-2019 @ 100) (b)	5.000%	03/01/2027	Aa1	1,500,000	1,617,900
Montgomery County, Maryland, General Obligation Bonds, Consolidated Public Improvement Bonds of 2015, Series B	3.000%	12/01/2028	Aaa	2,000,000	1,982,080

					8,034,881

Massachusetts (0.64%)
The Commonwealth of Massachusetts, Commonwealth Transportation Fund Revenue Bonds, (Accelerated Bridge Program), 2013 Series A	5.000%	06/01/2034	Aa1	2,000,000	2,246,300
The Commonwealth of Massachusetts, General Obligation Bonds, Consolidated Loan of 2014, Series A	5.000%	12/01/2034	Aa1	2,000,000	2,251,140

					4,497,440

Michigan (4.02%)
Forest Hills Public Schools, County of Kent, State of Michigan, 2010 School Building and Site Bonds, Series II, (General Obligation - Unlimited Tax)	4.000%	05/01/2018	AA	500,000	519,095
Board of Trustees of Northern Michigan University, General Revenue Bonds, Series 2008A	5.000%	12/01/2018	A	440,000	467,298
Traverse City Area Public Schools, Counties of Grand Traverse, Leelanau and Benzie, State of Michigan, 2010 School Building and Site Bonds (General Obligation - Unlimited Tax)	3.500%	05/01/2020	AA-	1,000,000	1,051,500
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2021	Aa3	425,000	473,182
Forest Hills Public Schools County of Kent, State of Michigan, 2007 School Building and Site Bonds (General Obligation - Unlimited Tax) (Prerefunded to 05-01-2017 @ 100) (b)	4.750%	05/01/2022	Aa2	2,000,000	2,031,000
Forest Hills Public Schools, County of Kent, State of Michigan, 2010 School Building and Site Bonds, Series II, (General Obligation - Unlimited Tax)	4.000%	05/01/2022	AA	700,000	740,166
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax)	5.000%	05/01/2022	A+	275,000	306,300
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2022	Aa3	450,000	508,244
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2012 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2023	A+	1,485,000	1,557,750
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax)	5.000%	05/01/2023	A+	400,000	443,400
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2011 School Building and Site Bonds, (General Obligation - Unlimited Tax)	5.000%	05/01/2024	A+	600,000	662,718
Howell Public Schools, County of Livingston, State of Michigan, 2011 Refunding Bonds, Series B, (General Obligation - Unlimited Tax)	5.000%	05/01/2025	A+	1,880,000	2,060,875

44	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Michigan (Cont.)
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2013 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2025	A+	$700,000	$744,702
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2025	Aa3	1,260,000	1,427,857
Hudsonville Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2013 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2026	A+	1,290,000	1,363,104
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2012 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2026	Aa3	2,300,000	2,412,769
Plymouth-Canton Community Schools, Counties of Wayne and Washtenaw, State of Michigan, 2013 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	4.000%	05/01/2026	A+	3,850,000	4,109,798
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2014 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2027	A+	1,000,000	1,115,720
Hamilton Community Schools, County of Allegan, State of Michigan, 2015 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2027	AA-	500,000	529,645
Mattawan Consolidated School, Counties of Van Buren and Kalamazoo, State of Michigan, 2015 School Building and Site Bonds, Series I, (General Obligation - Unlimited Tax)	5.000%	05/01/2027	A+	1,005,000	1,136,585
City of Petoskey, County of Emmet, State of Michigan, Water Supply and Sewage Disposal System Revenue and Revenue Refunding Bonds, Series 2011	4.500%	02/01/2028	AA-	750,000	796,935
East Grand Rapids Public Schools, County of Kent, State of Michigan, 2014 Refunding Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2028	A+	765,000	853,526
Hamilton Community Schools, County of Allegan, State of Michigan, 2015 Refunding Bonds, (General Obligation - Unlimited Tax)	4.000%	05/01/2028	AA-	300,000	316,878
Mattawan Consolidated School, Counties of Van Buren and Kalamazoo, State of Michigan, 2015 School Building and Site Bonds, Series I, (General Obligation - Unlimited Tax)	5.000%	05/01/2028	A+	600,000	675,264
Zeeland Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2015 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2029	A+	700,000	774,795
Zeeland Public Schools, Counties of Ottawa and Allegan, State of Michigan, 2015 School Building and Site Bonds, Series A, (General Obligation - Unlimited Tax)	5.000%	05/01/2030	A+	1,100,000	1,210,803

					28,289,909

Minnesota (1.92%)
Independent School District No. 194 (Lakeville), Minnesota, General Obligation Refunding Bonds, Series 2012D	5.000%	02/01/2022	Aa3	2,720,000	3,106,322
State of Minnesota, General Obligation State Various Purpose Bonds, Series 2009H	4.500%	11/01/2024	Aa1	185,000	200,226
State of Minnesota, General Obligation State Various Purpose Bonds, Series 2009H (Prerefunded to 11-01-2019 @ 100) (b)	4.500%	11/01/2024	NR	815,000	882,800
Independent School District No. 276, Minnetonka Public Schools, Minnesota, General Obligation Refunding Bonds, Series 2016I	2.375%	02/01/2025	Aaa	2,805,000	2,750,723
Independent School District No. 276, Minnetonka Public Schools, Minnesota, General Obligation Refunding Bonds, Series 2016I	3.000%	02/01/2026	Aaa	1,000,000	1,023,740
Independent School District No. 720, Shakopee Public Schools, Minnesota, General Obligation School Building Bonds, Series 2015A	3.250%	02/01/2026	Aa3	3,860,000	3,969,315
Independent School District No. 276, Minnetonka Public Schools, Minnesota, General Obligation Refunding Bonds, Series 2016I	3.000%	02/01/2027	Aaa	1,590,000	1,615,949

					13,549,075

Mississippi (2.08%)
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007A (Prerefunded to 08-01-2017 @ 100) (b)	4.375%	08/01/2019	Aa2	475,000	485,569
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007B (Prerefunded to 08-01-2017 @ 100) (b)	4.375%	08/01/2019	Aa2	525,000	536,681
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007A (Prerefunded to 08-01-2017 @ 100) (b)	4.500%	08/01/2020	Aa2	500,000	511,535
City of Ridgeland, Mississippi, General Obligation Public Improvement Bonds, Series 2007B (Prerefunded to 08-01-2017 @ 100) (b)	4.500%	08/01/2020	Aa2	400,000	409,228

See accompanying notes to financial statements.	45

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Mississippi (Cont.)
Mississippi Development Bank, Special Obligation Bonds, Series 2010A, (City of Jackson, Mississippi General Obligation, Refunding Project)	5.000%	03/01/2022	Baa2	$1,000,000	$1,080,840
Madison County School District, Madison County, Mississippi, General Obligation Refunding Bonds, Series 2012	4.000%	04/15/2022	Aa2	2,480,000	2,707,143
Mississippi Development Bank, Special Obligation Bonds, Series 2008 (Jackson Public School District General Obligation Bond Project) (Prerefunded to 04-01-2018 @ 100) (b)	5.375%	04/01/2025	NR	2,290,000	2,412,194
Mississippi Development Bank, Special Obligation Bonds, Series 2008 (Jackson Public School District General Obligation Bond Project) (Prerefunded to 04-01-2018 @ 100) (b)	5.375%	04/01/2026	NR	1,000,000	1,053,360
State of Mississippi, General Obligation Bonds, Series 2015F (Tax-Exempt)	3.000%	11/01/2026	Aa2	3,000,000	3,013,950
Mississippi Development Bank, Special Obligation Bonds, Series 2015, (Canton Public School District, Madison County, Mississippi, General Obligation Bond Project)	4.250%	12/01/2028	A1	2,305,000	2,448,302

					14,658,802

Missouri (2.90%)
State Environmental Improvement and Energy, Resources Authority (State of Missouri), Water Pollution Control and Drinking Water Revenue Bonds, (State Revolving Funds Programs), Series 2007A (Prerefunded to 07-01-2017 @ 100) (b)	4.500%	01/01/2021	Aaa	1,060,000	1,081,719
Health and Education Facilities Authority of the State of Missouri, Educational Facilities Revenue Bonds (The Washington University), Series 2007B (Prerefunded to 01-15-2017 @ 100) (b)	4.200%	01/15/2021	Aaa	530,000	531,935
The School District of Columbia, Boone County, State of Missouri, General Obligation Refunding and Improvement Bonds, Series 2012	3.500%	03/01/2022	Aa1	445,000	475,287
School District of the City of Ladue, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2007	5.000%	03/01/2023	AAA	640,000	646,797
School District of the City of Ladue, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2007 (Crossover Refunding to 03-01-2017 @ 100) (b)	5.000%	03/01/2023	NR	815,000	822,245
The School District of Columbia, Boone County, State of Missouri, General Obligation Refunding and Improvement Bonds, Series 2012	4.000%	03/01/2024	Aa1	2,050,000	2,225,234
Parkway C-2 School District, St. Louis County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2009 (Prerefunded to 03-01-2019 @ 100) (b)	4.625%	03/01/2025	AAA	3,000,000	3,211,080
Fort Zumwalt School District of St. Charles County, Missouri, General Obligation Refunding and Improvement Bonds, (Missouri Direct Deposit Program), Series 2015	4.000%	03/01/2027	Aa2	465,000	499,740
Reorganized School District No. 7 of Jackson County, Missouri (Lee’s Summit, Missouri School District), General Obligation School Building Bonds, Series 2008 (Crossover Refunding to 03-01-2018 @ 100) (b)	4.750%	03/01/2027	Aa1	5,750,000	5,983,450
Fort Zumwalt School District of St. Charles County, Missouri, General Obligation Refunding and Improvement Bonds, (Missouri Direct Deposit Program), Series 2015	4.000%	03/01/2028	Aa2	400,000	427,992
Platte County R-III School District of Platte County, Missouri, General Obligation School Building Bonds, Series 2008 (Crossover Refunding to 03-01-2018 @ 100) (b)	5.000%	03/01/2028	AA	2,000,000	2,088,340
Fort Zumwalt School District of St. Charles County, Missouri, General Obligation Refunding and Improvement Bonds, (Missouri Direct Deposit Program), Series 2015	4.000%	03/01/2029	Aa2	425,000	451,886
Nixa Public Schools, Christian County, Missouri, General Obligation Refunding and Improvement Bonds, Series 2014, (Missouri Direct Deposit Program)	5.000%	03/01/2031	A+	750,000	820,245
Reorganized School District No. 7 of Jackson County, Missouri, (Lee’s Summit R-7), General Obligation School Building Bonds, Series 2016	5.000%	03/01/2036	AA+	1,000,000	1,122,310

					20,388,260

Montana (0.07%)
High School District No. 44 (Belgrade), Gallatin County, Montana, General Obligation School Building Bonds, Series 2016	3.000%	06/01/2027	A+	525,000	521,257

Nebraska (2.07%)
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	4.000%	12/15/2022	AA-	1,290,000	1,399,947
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	5.000%	12/15/2023	AA-	1,560,000	1,767,355

46	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Nebraska (Cont.)
Douglas County School District 0001, (Omaha, Nebraska, Public Schools), General Obligation Refunding Bonds, Series 2010	4.000%	12/15/2024	Aa1	$3,000,000	$3,193,860
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	3.000%	12/15/2024	A+	145,000	149,283
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	4.000%	12/15/2025	A+	180,000	196,673
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Refunding Bonds, Series 2011	5.000%	12/15/2026	AA-	1,925,000	2,177,926
City of Columbus, Nebraska, Combined Revenue and Refunding Bonds, Series 2016	4.000%	12/15/2028	AA	150,000	159,561
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	5.000%	12/15/2028	A+	250,000	285,040
Douglas County School District 0010, (Elkhorn Public Schools), General Obligation Bonds, Series 2012B	4.000%	01/15/2029	AA-	730,000	769,296
City of Columbus, Nebraska, Combined Revenue and Refunding Bonds, Series 2016	4.000%	12/15/2029	AA	250,000	262,652
Sarpy County School District 0037, In the State of Nebraska, (Gretna Public Schools), General Obligation School Building and Refunding Bonds, Series 2015	5.000%	12/15/2029	A+	260,000	294,479
City of Columbus, Nebraska, Combined Revenue and Refunding Bonds, Series 2016	4.000%	12/15/2030	AA	325,000	338,920
Hall County School District 0002, in the State of Nebraska, (Grand Island Public Schools), General Obligation Bonds, Series 2014	5.000%	12/15/2030	AA-	700,000	807,849
Nebraska Public Power District, General Revenue Bonds, 2014 Series A	5.000%	01/01/2031	A1	1,900,000	2,111,527
Hall County School District 0002, In the State of Nebraska, (Grand Island Public Schools), General Obligation Bonds, Series 2014	5.000%	12/15/2032	AA-	565,000	646,383

					14,560,751

Nevada (0.45%)
Nevada System of Higher Education, Universities Revenue Bonds, Series 2016A	4.000%	07/01/2030	AA-	3,045,000	3,175,417

New Hampshire (0.42%)
State of New Hampshire, General Obligation Refunding Bonds, 2006 Series A	4.250%	10/15/2020	AA	1,405,000	1,408,372
New Hampshire Municipal Bond Bank Series B Bonds (Prerefunded to 08-15-2017 @ 100) (b)	4.750%	08/15/2023	Aa3	1,500,000	1,538,175

					2,946,547

New Jersey (3.31%)
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	2.500%	11/01/2018	AA	1,410,000	1,442,543
Township of Toms River, County of Ocean, New Jersey, General Improvement Bonds, Series 2010A	3.000%	06/15/2019	AA	1,900,000	1,936,214
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2019	Aa2	1,540,000	1,648,801
The Board of Education of the Township of Millstone, in the County of Monmouth, New Jersey, School District Refunding Bonds, Series 2011	5.000%	07/15/2020	AA-	1,075,000	1,187,585
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	3.000%	12/15/2020	AA+	315,000	328,995
Middlesex County Improvement Authority, (County of Middlesex, State of New Jersey), County-Guaranteed Open Space Trust Fund Revenue Bonds, Series 2009A	4.000%	12/15/2020	Aa2	750,000	805,298
Township of Parsippany-Troy Hills, In the County of Morris, New Jersey, General Obligation Bonds	3.000%	11/01/2021	AA	1,775,000	1,824,327
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	3.000%	12/15/2021	AA+	685,000	715,599
The Board of Education of the Township of South Brunswick, in the County of Middlesex, New Jersey, Refunding School Bonds, Series 2007 AA	4.500%	08/01/2022	Aa2	1,240,000	1,271,657
The Board of Education of the Township of South Brunswick, in the County of Middlesex, New Jersey, Refunding School Bonds	4.000%	12/01/2022	AA+	750,000	810,562
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	3.000%	12/15/2022	AA+	600,000	627,300
The Board of Education of the Borough of Madison, in the County of Morris, New Jersey, Refunding School Bonds, Series 2012 B	4.000%	12/15/2023	AA+	465,000	513,114

See accompanying notes to financial statements.	47

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
New Jersey (Cont.)
The Board of Education, of the Somerset Hills School District, in the County of Somerset, New Jersey, Refunding School Bonds, Series 2012	4.000%	03/15/2024	Aa1	$2,345,000	$2,546,858
The Board of Education of the Hopewell Valley Regional School District in the County of Mercer, New Jersey, School Bonds (c)	3.500%	01/15/2027	AA	3,330,000	3,383,580
The Board of Education of the Township of Livingston, In the County of Essex, New Jersey, Refunding School Bonds	4.000%	07/15/2029	AA+	1,000,000	1,047,480
Township of Moorestown, in the County of Burlington, New Jersey, General Obligation Bonds Consisting of General Improvement Bonds and Water-Sewer Utility Bonds	4.000%	01/15/2030	Aa1	1,140,000	1,211,056
The Board of Education of the Hopewell Valley Regional School District in the County of Mercer, New Jersey, School Bonds (c)	4.000%	01/15/2032	AA	2,000,000	2,021,180

					23,322,149

New Mexico (3.14%)
State Transportation, Refunding Revenue Bonds, (Senior Lien), Series 2010B	4.000%	06/15/2019	Aa1	3,500,000	3,719,835
Las Cruces School District No. 2, General Obligation School Bonds, Series 2011A	4.000%	08/01/2021	Aa3	1,500,000	1,615,665
Santa Fe Public School District, Santa Fe County, New Mexico, General Obligation Bonds, Series 2012	3.000%	08/01/2022	AA	2,000,000	2,094,400
City of Albuquerque, New Mexico, General Obligation General Purpose Bonds, Series 2012A	4.000%	07/01/2023	Aa1	2,450,000	2,619,833
Bernalillo County, New Mexico, General Obligation Refunding Bonds, Series 2015A	2.000%	08/15/2023	Aaa	1,030,000	1,007,711
Bernalillo County, New Mexico, General Obligation Refunding Bonds, Series 2015A	2.250%	08/15/2024	Aaa	1,050,000	1,022,952
Bernalillo County, New Mexico, General Obligation Bonds, Series 2015	3.000%	08/15/2025	Aaa	1,235,000	1,261,330
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2026	AA	675,000	734,548
Las Cruces School District No. 2, Dona Ana County, New Mexico, General Obligation School Building Bonds, Series 2016C	3.000%	08/01/2026	Aa3	900,000	898,479
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2027	AA	700,000	755,965
Las Cruces School District No. 2, Dona Ana County, New Mexico, General Obligation School Building Bonds, Series 2016C	3.250%	08/01/2027	Aa3	900,000	909,477
Rio Rancho Public School District No. 94, Sandoval County, New Mexico, General Obligation School Building Bonds, Series 2016A (c)	3.000%	08/01/2027	A1	1,515,000	1,483,867
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2028	AA	725,000	779,295
Las Cruces School District No. 2, Dona Ana County, New Mexico, General Obligation School Building Bonds, Series 2016C	3.500%	08/01/2028	Aa3	900,000	922,302
Rio Rancho Public School District No. 94, Sandoval County, New Mexico, General Obligation School Building Bonds, Series 2016A (c)	3.125%	08/01/2028	A1	1,515,000	1,462,793
City of Santa Fe, New Mexico, General Obligation Bonds, Series 2013	4.000%	08/01/2029	AA	750,000	793,995

					22,082,447

New York (2.47%)
Town of Brookhaven, Suffolk County, New York, Public Improvement Serial Bonds - 2010	3.250%	03/15/2020	Aa2	1,665,000	1,701,713
Minisink Valley Central School District, Orange and Sullivan Counties, New York, School District (Serial) Bonds, 2009 (Economically Defeased to 04-15-2018 @ 100) (b)	3.000%	04/15/2020	AA	825,000	845,435
County of Saratoga, New York, Public Improvement (Serial) Bonds, Series 2010B (Economically Defeased to 07-15-2017 @ 100) (b)	4.000%	07/15/2020	AA+	410,000	417,675
County of Suffolk, New York, Public Improvement Serial Bonds - 2009 Series C	4.000%	10/15/2021	A3	3,000,000	3,185,790
Hauppauge Union Free School District, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	07/15/2022	Aa2	1,265,000	1,339,648
County of Saratoga, New York, Public Improvement (Serial) Bonds, Series 2010B (Economically Defeased to 07-15-2017 @ 100) (b)	4.000%	07/15/2023	AA+	465,000	473,705
Hauppauge Union Free School District, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	07/15/2023	Aa2	1,615,000	1,699,287
Miller Place Union Free School District, In the Town of Brookhaven, Suffolk County, New York, School District Serial Bonds - 2010	4.000%	02/15/2026	Aa2	460,000	473,722
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Fifty-Third Series	4.750%	07/15/2029	Aa3	1,000,000	1,055,310
The Port Authority of New York and New Jersey Consolidated Bonds, One Hundred Seventy-Ninth Series	5.000%	12/01/2032	Aa3	3,000,000	3,410,190

48	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
New York (Cont.)
New York City, Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series DD	5.000%	06/15/2035	Aa1	$2,500,000	$2,816,725

					17,419,200

North Carolina (1.40%)
County of Orange, North Carolina, General Obligation Refunding Bonds, Series 2011	3.000%	02/01/2019	Aaa	1,000,000	1,034,280
City of Fayetteville, North Carolina, Public Works Commission, Revenue Bonds, Series 2009B (Prerefunded to 03-01-2019 @ 100) (b)	5.000%	03/01/2022	Aa2	1,000,000	1,077,440
County of Pender, North Carolina, General Obligation School Bonds, Series 2007 (Prerefunded to 03-01-2017 @ 100) (b)	4.375%	03/01/2022	Aa2	545,000	549,529
County of Wake, North Carolina, General Obligation Public Improvement Bonds, Series 2011	4.000%	04/01/2024	Aaa	1,000,000	1,072,950
City of Charlotte, North Carolina, General Obligation Refunding Bonds, Series 2009B	4.000%	06/01/2024	Aaa	1,000,000	1,055,310
City of Asheville, North Carolina, Water System Revenue Bonds, Series 2007 (Prerefunded to 08-01-2017 @ 100) (b)	4.750%	08/01/2024	Aa2	1,555,000	1,593,409
State of North Carolina, General Obligation Public Improvement Bonds, Series 2010A (Prerefunded to 05-01-2020 @ 100) (b)	4.000%	05/01/2026	Aaa	1,000,000	1,076,810
Metropolitan Sewerage District of Buncombe County, North Carolina, Sewerage System Revenue Refunding Bonds, Series 2013	4.000%	07/01/2027	Aa1	1,210,000	1,298,850
City of Gastonia, North Carolina, Combined Utilities System Revenue Bonds, Series 2015	5.000%	05/01/2028	AA-	700,000	823,207
City of Gastonia, North Carolina, Combined Utilities System Revenue Bonds, Series 2015	5.000%	05/01/2029	AA-	265,000	307,313

					9,889,098

North Dakota (0.51%)
West Fargo Public School District No. 6, Cass County, North Dakota, General Obligation School Building Bonds, Series 2011	4.000%	05/01/2026	Aa3	1,000,000	1,073,430
City of Bismarck, Burleigh County, North Dakota, Refunding Improvement Bonds of 2016, Series L (c)	3.000%	05/01/2027	Aa1	860,000	848,639
City of Bismarck, Burleigh County, North Dakota, Refunding Improvement Bonds of 2016, Series L (c)	3.125%	05/01/2028	Aa1	845,000	832,629
City of Bismarck, Burleigh County, North Dakota, Refunding Improvement Bonds of 2016, Series L (c)	3.250%	05/01/2029	Aa1	835,000	822,408

					3,577,106

Ohio (3.15%)
Indian Hill Exempted Village School District, County of Hamilton, Ohio, School Improvement Refunding Bonds, Series 2006	4.375%	12/01/2020	Aaa	1,580,000	1,580,000
Board of Education, City School District of the City of Cincinnati, County of Hamilton, Ohio, Classroom Facilities Construction and Improvement Refunding Bonds, Series 2006 (Voted General Obligation Unlimited Tax)	5.250%	12/01/2022	AA-	1,000,000	1,167,210
Plain Local School District, County of Stark, Ohio, General Obligation (Unlimited Tax), School Improvement Refunding Bonds, Series 2011A	4.300%	11/01/2023	AA-	2,840,000	3,081,400
City of Cincinnati, Ohio, Water System Revenue Bonds, Series 2012A	4.000%	12/01/2024	Aaa	2,155,000	2,333,089
Lake County Community College District, Ohio, (Lakeland Community College), Facilities Construction and Improvement Bonds, Series 2016A, (General Obligation - Unlimited Tax)	3.000%	12/01/2025	Aa2	660,000	660,515
Lake Local School District, Stark and Portage Counties, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Bonds, Series 2015	3.000%	12/01/2025	AA-	525,000	518,469
Miami University, (A State University of Ohio), General Receipts Revenue and Refunding Bonds, Series 2011	5.000%	09/01/2026	Aa3	1,430,000	1,610,580
Lake County Community College District, Ohio, (Lakeland Community College), Facilities Construction and Improvement Bonds, Series 2016A, (General Obligation - Unlimited Tax)	3.000%	12/01/2026	Aa2	865,000	853,954
Bellbrook-Sugarcreek Local School District, Counties of Greene and Warren, Ohio, School Improvement Unlimited Tax General Obligation Refunding Bonds, Series 2016	3.000%	12/01/2027	Aa2	1,000,000	988,910
Board of Education of the Northwest Local School District, (Counties of Hamilton and Butler, Ohio), School Improvement, Unlimited Tax General Obligation Bonds, Series 2015, (Non-Bank Qualified)	5.000%	12/01/2027	Aa2	175,000	201,682

See accompanying notes to financial statements.	49

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Ohio (Cont.)
Perrysburg Exempted Village School District, Wood County, Ohio, School Facilities Construction and Improvement Bonds, Series 2015 (General Obligation - Unlimited Tax)	4.000%	12/01/2027	Aa3	$1,250,000	$1,326,338
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Bonds, Series 2014A	5.000%	11/01/2028	AA-	1,000,000	1,159,050
Bellbrook-Sugarcreek Local School District, Counties of Greene and Warren, Ohio, School Improvement Unlimited Tax General Obligation Refunding Bonds, Series 2016	4.000%	12/01/2028	Aa2	1,565,000	1,681,123
Board of Education of the Northwest Local School District, (Counties of Hamilton and Butler, Ohio), School Improvement, Unlimited Tax General Obligation Bonds, Series 2015, (Non-Bank Qualified)	5.000%	12/01/2028	Aa2	225,000	258,840
Fairfield City School District, County of Butler, Ohio, School Improvement Unlimited Tax, General Obligation Bonds, Series 2014	5.000%	11/01/2029	Aa3	800,000	916,824
Board of Education of the Northwest Local School District, (Counties of Hamilton and Butler, Ohio), School Improvement, Unlimited Tax General Obligation Bonds, Series 2015, (Non-Bank Qualified)	5.000%	12/01/2029	Aa2	200,000	229,530
Fairfield City School District, County of Butler, Ohio, School Improvement Unlimited Tax, General Obligation Bonds, Series 2014	5.000%	11/01/2030	Aa3	1,335,000	1,529,950
Board of Education of the Northwest Local School District, (Counties of Hamilton and Butler, Ohio), School Improvement, Unlimited Tax General Obligation Bonds, Series 2015, (Non-Bank Qualified)	4.000%	12/01/2030	Aa2	365,000	383,389
Lakewood City School District, Ohio, General Obligation (Unlimited Tax), School Facilities Improvement Bonds, Series 2014A	5.000%	11/01/2032	AA-	1,500,000	1,727,790

					22,208,643

Oklahoma (1.08%)
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2013	4.000%	03/01/2023	AA	2,500,000	2,652,750
City of Tulsa, Oklahoma, General Obligation Bonds, Series 2016	3.000%	04/01/2028	AA	3,000,000	2,896,020
Grand River Dam Authority, Revenue Bonds, Series 2014A	5.000%	06/01/2031	A1	1,835,000	2,069,018

					7,617,788

Oregon (2.09%)
City of Portland, Oregon, First Lien Water System Revenue and Refunding Bonds, 2010 Series A (Tax Exempt)	4.000%	05/01/2021	Aaa	1,000,000	1,075,090
City of Portland, Oregon, Second Lien Sewer System Revenue and Refunding Bonds, 2008 Series B (Prerefunded to 06-15-2018 @ 100) (b)	5.000%	06/15/2023	Aa3	1,500,000	1,583,205
Central Lincoln People’s Utility District, Oregon, Electric System Revenue Bonds, Series 2016	2.250%	12/01/2024	AA-	400,000	380,276
City of Portland, Oregon, First Lien Water System Revenue Bonds, 2011 Series A	4.000%	05/01/2025	Aaa	1,330,000	1,432,290
State of Oregon, General Obligation Bonds, 2016 Series J, (Veterans’ Welfare Bonds Series 97A) (Refunding) (c)	2.800%	06/01/2025	Aa1	655,000	641,880
State of Oregon, State Board of Higher Education, General Obligation Bonds 2009 Series A Serial Bonds (Prerefunded to 08-01-2018 @ 100) (b)	5.750%	08/01/2025	Aa1	745,000	799,877
Central Lincoln People’s Utility District, Oregon, Electric System Revenue Bonds, Series 2016	2.500%	12/01/2025	AA-	400,000	382,464
State of Oregon, General Obligation Bonds, 2016 Series J, (Veterans’ Welfare Bonds Series 97A), (Refunding) (c)	2.850%	12/01/2025	Aa1	385,000	376,911
State of Oregon, State Board of Higher Education, General Obligation Bonds 2009 Series A Serial Bonds (Prerefunded to 08-01-2018 @ 100) (b)	5.750%	08/01/2026	Aa1	670,000	719,352
State of Oregon, State Board of Higher Education, General Obligation Bonds 2009 Series A Serial Bonds (Prerefunded to 08-01-2018 @ 100) (b)	5.750%	08/01/2027	Aa1	750,000	805,245
Tualatin Hills Park & Recreation District, Washington County, Oregon, General Obligation Bonds, Series 2009 (Prerefunded to 06-01-2019 @ 100) (b)	4.625%	06/01/2028	AA	1,335,000	1,436,206
North Clackamas School District No. 12, Clackamas County, Oregon, General Obligation Refunding Bonds, Series 2014	5.000%	06/15/2028	A+	2,500,000	2,891,150
Portland Community College District, Multnomah, Washington, Yamhill, Clackamas and Columbia Counties, Oregon, General Obligation Bonds, Series 2009	5.000%	06/15/2029	AA	2,000,000	2,164,160

					14,688,106

50	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Pennsylvania (1.61%)
Township of Cranberry, Butler County, Pennsylvania, General Obligation Bonds, Series of 2011	4.500%	03/01/2025	Aa1	$1,605,000	$1,756,977
Township of Upper St. Clair, (Allegheny County, Pennsylvania), General Obligation Bonds, Series A of 2016 (c)	3.000%	06/01/2026	AA+	430,000	434,588
Township of Cranberry, Butler County, Pennsylvania, General Obligation Bonds, Series of 2011	4.500%	03/01/2027	Aa1	2,505,000	2,733,706
Township of Hampden, (Cumberland County, Pennsylvania), General Obligation Bonds, Series of 2012	5.000%	05/15/2027	AA	2,200,000	2,461,536
Township of Upper St. Clair, (Allegheny County, Pennsylvania), General Obligation Bonds, Series A of 2016 (c)	4.000%	06/01/2028	AA+	340,000	363,440
Township of Upper St. Clair, (Allegheny County, Pennsylvania), General Obligation Bonds, Series A of 2016 (c)	4.000%	06/01/2029	AA+	305,000	323,721
County of Northampton, Commonwealth of Pennsylvania, General Obligation Bonds, Series B of 2012 (Tax-Exempt)	5.000%	10/01/2030	AA	1,500,000	1,706,325
The Municipal Authority of the Borough of West View, (Allegheny County, Pennsylvania), Water Revenue Bonds, Series of 2014	5.000%	11/15/2031	AA	1,365,000	1,546,368

					11,326,661

Rhode Island (0.15%)
State of Rhode Island and Providence Plantations, General Obligation Bonds, Consolidated Capital Development Loan of 2007, Series A (Prerefunded to 08-01-2017 @ 100) (b)	4.750%	08/01/2023	Aa2	1,000,000	1,024,700

South Carolina (2.17%)
Lugoff-Elgin Water Authority (South Carolina) Waterworks System Revenue Bonds, Series 2007 (Prerefunded to 07-01-2017 @ 100) (b)	5.000%	07/01/2022	A1	1,000,000	1,023,050
Fort Mill School District No. 4 of York County, South Carolina, General Obligation Advanced Refunding Bonds, Series 2012A	4.000%	03/01/2023	Aa2	2,315,000	2,552,889
School District No. 1 of Richland County, South Carolina, General Obligation Refunding Bonds, Series 2011A	4.000%	03/01/2023	AA-	1,675,000	1,815,432
City of Columbia, South Carolina, Waterworks and Sewer System Revenue Bonds, Series 2010 (Prerefunded to 02-01-2020 @ 100) (b)	4.500%	02/01/2025	Aa1	1,035,000	1,119,001
School District No. 1 of Richland County, South Carolina, General Obligation Bonds, Series 2006B (Prerefunded to 03-01-2017 @ 100) (b)	4.450%	03/01/2025	Aa2	1,000,000	1,008,490
Berkeley County, South Carolina, Water and Sewer System Refunding Revenue Bonds, Series 2008A	4.750%	06/01/2025	Aa3	800,000	838,504
University of South Carolina, Higher Education Revenue Bonds, Series 2008A (Prerefunded to 06-01-2018 @ 100) (b)	4.750%	06/01/2025	Aa2	1,130,000	1,188,670
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	3.000%	12/01/2025	AA-	355,000	354,723
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	3.500%	12/01/2026	AA-	370,000	377,833
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	3.500%	12/01/2027	AA-	380,000	385,894
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	4.000%	12/01/2028	AA-	520,000	540,904
City of Columbia, South Carolina, Waterworks and Sewer System Refunding Revenue Bonds, Series 2016B (c)	4.000%	02/01/2029	Aa1	1,045,000	1,103,907
Spartanburg Sanitary Sewer District, South Carolina, Sewer System Refunding Convertible Bonds, Series 2013B	5.000%	03/01/2030	A1	2,160,000	2,432,830
Town of Fort Mill, South Carolina, Waterworks and Sewer System, Improvement Revenue Bonds, Series 2015	4.000%	12/01/2030	AA-	535,000	549,450

					15,291,577

South Dakota (0.04%)
Harrisburg School District 41-2, South Dakota, General Obligation Bonds, Series 2012	3.000%	07/15/2022	AA-	250,000	257,415

See accompanying notes to financial statements.	51

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Tennessee (2.50%)
City of Knoxville, Tennessee, Water System Revenue Bonds, Series U-2009 (Prerefunded to 03-01-2019 @ 100) (b)	4.000%	03/01/2021	Aa1	$1,050,000	$1,109,472
City of Knoxville, Tennessee, Water System Revenue Refunding Bonds, Series X-2012	3.000%	03/01/2022	Aa1	655,000	679,589
The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue Bonds, 2011 Series A	4.500%	05/15/2022	AA+	2,760,000	3,050,766
City of Knoxville, Tennessee, Water System Revenue Refunding Bonds, Series X-2012	3.000%	03/01/2023	Aa1	670,000	691,293
Tennessee State School Bond Authority, Higher Educational Facilities, Second Program Bonds, 2008 Series B (Prerefunded to 05-01-2018 @ 100) (b)	4.750%	05/01/2023	AA+	2,000,000	2,098,640
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Improvement and Refunding Bonds, Series 2010A (Prerefunded to 07-01-2020 @ 100) (b)	4.000%	07/01/2023	NR	1,105,000	1,184,759
The Metropolitan Government of Nashville and Davidson County (Tennessee), General Obligation Improvement and Refunding Bonds, Series 2010A	4.000%	07/01/2023	Aa2	895,000	957,364
City of Knoxville, Tennessee, Water System Revenue Refunding Bonds, Series BB-2015	3.000%	03/01/2025	Aa1	1,170,000	1,185,959
The Metropolitan Government of Nashville and Davidson County (Tennessee), Electric System Revenue Bonds, 2008 Series A (Prerefunded to 05-15-2018 @ 100) (b)	4.750%	05/15/2025	AA+	1,000,000	1,050,680
City of Chattanooga, Tennessee, General Obligation Refunding Bonds, Series 2007A	4.750%	03/01/2026	AAA	2,000,000	2,016,980
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2028	Aa2	725,000	768,355
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2029	Aa2	750,000	793,590
City of Knoxville, Tennessee, Wastewater System Revenue Bonds, Series 2014A	4.000%	04/01/2030	Aa2	775,000	818,090
Harpeth Valley Utilities District of Davidson and Williamson Counties, Tennessee, Utilities Revenue Bonds, Series 2014	5.000%	09/01/2031	AA	1,065,000	1,200,883

					17,606,420

Texas (3.98%)
City of Plano, Texas, (Collin and Denton Counties), General Obligation Refunding and Improvement Bonds, Series 2011	5.000%	09/01/2019	Aaa	1,000,000	1,092,140
Clear Creek Independent School District (Galveston and Harris Counties, Texas) Unlimited Tax School Building Bonds, Series 2007 (Prerefunded to 02-15-2017 @ 100) (b)	4.750%	02/15/2021	Aa2	490,000	493,729
Fort Worth Independent School District, (Tarrant County, Texas), Unlimited Tax School Building Bonds, Series 2010	4.000%	02/15/2021	AA	1,000,000	1,068,300
Clear Creek Independent School District (Galveston and Harris Counties, Texas) Unlimited Tax School Building Bonds, Series 2007 (Prerefunded to 02-15-2017 @ 100) (b)	4.750%	02/15/2022	Aa2	470,000	473,577
Coppell Independent School District (Dallas County, Texas) Unlimited Tax School Building Bonds, Series 2007 (Prerefunded to 08-15-2017 @ 100) (b)	5.000%	08/15/2022	AA+	375,000	385,455
Coppell Independent School District (Dallas County, Texas) Unlimited Tax School Building Bonds, Series 2007 (Prerefunded to 08-15-2017 @ 100) (b)	5.000%	08/15/2023	AA+	395,000	406,013
City of Austin, Texas (Travis, Williamson and Hays Counties), Water and Wastewater System Refunding Bonds, Series 2010A	5.000%	11/15/2025	Aa2	2,345,000	2,625,673
City of Austin, Texas, (Travis and Williamson Counties), Water and Wastewater System Revenue Refunding Bonds, Series 2009A	5.000%	11/15/2025	Aa2	2,000,000	2,194,800
Carrollton-Farmers Branch Independent School District (Dallas and Denton Counties, Texas), Unlimited Tax School Building and Refunding Bonds, Series 2008	4.625%	02/15/2026	Aa1	85,000	88,569
Carrollton-Farmers Branch Independent School District (Dallas and Denton Counties, Texas), Unlimited Tax School Building and Refunding Bonds, Series 2008 (Prerefunded to 02-15-2018 @ 100) (b)	4.625%	02/15/2026	Aa1	1,080,000	1,125,349
Hays County, Texas, Pass-Through Toll Revenue and Unlimited Tax Bonds, Series 2011	4.750%	02/15/2026	AA	1,620,000	1,760,308
Eanes Independent School District, (A political subdivision of the State of Texas located in Travis County, Texas), Unlimited Tax School Building Bonds, Series 2015A	3.500%	08/01/2026	AA+	1,670,000	1,731,322
State of Texas, General Obligation Bonds, Water Financial Assistance Bonds, Series 2016A (Economically Distressed Areas Program)	2.250%	08/01/2026	Aaa	2,285,000	2,103,914
City of Austin, Texas (Travis and Williamson Counties), Electric Utility System Revenue Refunding Bonds, Series 2008A (Prerefunded to 11-15-2018 @ 100) (b)	5.250%	11/15/2026	Aa3	3,000,000	3,221,970
City of Austin, Texas (Travis, Williamson and Hays Counties), Water and Wastewater System Refunding Bonds, Series 2010A	5.000%	11/15/2026	Aa2	2,465,000	2,759,025
Trinity River Authority of Texas, (Tarrant County Water Project) Improvement Revenue Bonds, Series 2008 (Prerefunded to 02-01-2018 @ 100) (b)	5.750%	02/01/2027	Aa3	1,000,000	1,052,520

52	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Texas (Cont.)
Parker County, Texas, Unlimited Tax Road Bonds, Series 2009 (Prerefunded to 02-15-2019 @ 100) (b)	5.000%	02/15/2027	AA	$1,000,000	$1,076,380
State of Texas, General Obligation Bonds, Water Financial Assistance Bonds, Series 2016A (Economically Distressed Areas Program)	3.000%	08/01/2027	Aaa	2,325,000	2,299,820
New Braunfels Independent School District (A political subdivision of the State of Texas located in Comal and Guadalupe Counties, Texas), Unlimited Tax School Building Bonds, Series 2008 (Prerefunded to 02-01-2017 @ 100) (b)	5.000%	02/01/2028	AA	1,000,000	1,006,390
Conroe Independent School District, (A political subdivision of the State of Texas located within Montgomery County, Texas) Unlimited Tax School Building Bonds, Series 2009A (Prerefunded to 02-15-2018 @ 100) (b)	5.250%	02/15/2028	Aa1	1,000,000	1,047,750

					28,013,004

Utah (0.97%)
Park City, Utah, Water Revenue Bonds, Series 2010, (Bank Qualified)	4.000%	12/15/2020	Aa2	410,000	439,598
Park City, Utah, Water Revenue Bonds, Series 2010, (Bank Qualified)	4.000%	12/15/2021	Aa2	600,000	642,024
Davis County School District Board of Education, Davis County, Utah, General Obligation School Building Bonds (Utah School Bond Guaranty Program), Series 2007 (Prerefunded to 06-01-2017 @ 100) (b)	4.750%	06/01/2022	Aa2	2,375,000	2,419,745
Snyderville Basin Special Recreation District, Summit County, Utah, General Obligation Bonds, Series 2015A	3.000%	12/15/2025	Aa1	1,260,000	1,277,993
Ogden City, Utah, Sewer and Water Revenue Bonds, Series 2008 (Prerefunded to 06-15-2018 @ 100) (b)	5.000%	06/15/2029	Aa3	1,970,000	2,079,276

					6,858,636

Virginia (2.18%)
County of Chesterfield, Virginia, Water and Sewer Revenue Bonds, Series 2007 (Prerefunded to 11-01-2017 @ 100) (b)	4.250%	11/01/2020	Aaa	2,540,000	2,615,159
Henrico County, Virginia, General Obligation Public Improvement Bonds, Series 2006 (Prerefunded to 12-01-2016 @ 100) (b)	4.125%	12/01/2020	Aaa	2,100,000	2,100,000
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Refunding Series 2009 C	4.000%	08/01/2021	Aa1	1,500,000	1,592,400
County of Spotsylvania, Virginia, Water and Sewer System Revenue Bonds, Series 2007 (Prerefunded to 06-01-2017 @ 100) (b)	5.000%	06/01/2023	Aa3	1,235,000	1,259,465
Loudon County, Virginia, General Obligation Public Improvement Bonds, Series 2011A	4.000%	12/01/2025	Aaa	1,070,000	1,157,633
Loudon County, Virginia, General Obligation Public Improvement Bonds, Series 2011A (Prerefunded to 12-01-2020 @ 100) (b)	4.000%	12/01/2025	NR	330,000	357,558
Virginia Public School Authority, Special Obligation School Financing Bonds, Fluvanna County, Series 2008 (Prerefunded to 12-01-2018 @ 100) (b)	6.250%	12/01/2026	Aa2	2,000,000	2,194,580
Loudoun County Sanitation Authority (Virginia), Water and Sewer System Revenue and Refunding Bonds, Series 2013	4.000%	01/01/2027	Aaa	650,000	701,181
County of Stafford, Virginia, General Obligation Public Improvement Bonds, Series 2013	4.000%	07/01/2030	Aa1	1,205,000	1,272,685
Virginia Public School Authority, School Financing Bonds (1997 Resolution), Series 2012 D	4.000%	08/01/2030	Aa1	2,000,000	2,112,860

					15,363,521

Washington (6.02%)
Public Utility District No. 1 of Franklin County, Washington, Electric Revenue and Refunding Bonds, Series 2007 (Prerefunded to 09-01-2017 @ 100) (b)	4.750%	09/01/2022	A	985,000	1,012,255
Public Utility District No. 1 of Franklin County, Washington, Electric Revenue and Refunding Bonds, Series 2007 (Prerefunded to 09-01-2017 @ 100) (b)	4.750%	09/01/2022	A1	15,000	15,415
Issaquah School District No. 411, King County, Washington, Unlimited Tax General Obligation and Refunding Bonds, 2012	2.500%	12/01/2022	AA+	680,000	698,326
Public Utility District No. 1 of Douglas County, Washington, Electric Distribution System Revenue and Refunding Bonds, Series 2012	3.000%	12/01/2022	Aa3	620,000	640,987
Public Utility District No. 1 of Douglas County, Washington, Electric Distribution System Revenue and Refunding Bonds, Series 2012	5.000%	12/01/2023	Aa3	505,000	580,265
Public Utility District No. 1 of Klickitat County, Washington, Electric System Revenue and Refunding Bonds, Series 2015A (Tax-Exempt)	5.000%	12/01/2023	A2	125,000	125,000

See accompanying notes to financial statements.	53

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
Washington (Cont.)
Public Utility District No. 1 of Klickitat County, Washington, Electric System Revenue and Refunding Bonds, Series 2015A (Tax-Exempt) (Prerefunded to 12-01-2016 @ 100) (b)	5.000%	12/01/2023	A2	$875,000	$875,000
College Place School District No. 250, Walla Walla County, Washington, Unlimited Tax General Obligation Bonds, Series 2012	4.000%	12/01/2024	A1	1,875,000	2,043,525
Yakima School District No. 7, Yakima County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2016	4.625%	12/01/2024	Aa3	235,000	255,092
Yakima School District No. 7, Yakima County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2016 (Prerefunded to 12-01-2019 @ 100) (b)	4.625%	12/01/2024	NR	3,765,000	4,093,797
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.000%	01/01/2025	Aa2	565,000	597,425
The City of Seattle, Washington, Municipal Light and Power Improvement and Refunding Revenue Bonds, 2008 (Prerefunded to 04-01-2019 @ 100) (b)	6.000%	04/01/2025	Aa2	1,325,000	1,461,184
Bellevue School District No. 405, King County, Washington, Unlimited Tax General Obligation Bonds, 2008 (Prerefunded to 06-01-2018 @ 100) (b)	4.750%	12/01/2025	AA+	1,000,000	1,052,690
City of Spokane, Washington, Unlimited Tax General Obligation Bonds, 2015	3.000%	12/01/2025	Aa2	1,295,000	1,309,711
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Bonds, 2008 (Prerefunded to 12-01-2018 @ 100) (b)	5.000%	12/01/2025	AA+	2,000,000	2,147,700
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation Refunding Bonds, 2015	3.500%	12/01/2025	AA+	2,000,000	2,146,780
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2008	5.000%	01/01/2026	Aa2	500,000	528,615
State of Washington, Various Purpose General Obligation Refunding Bonds, Series R-2013C	4.000%	07/01/2026	Aa1	2,500,000	2,702,300
City of Tacoma, Washington, Sewer Revenue Refunding Bonds, 2016A	3.000%	12/01/2026	Aa2	350,000	352,884
City of Tacoma, Washington, Sewer Revenue Refunding Bonds, 2016A	3.250%	12/01/2027	Aa2	400,000	407,208
Hockinson School District No. 98, Clark County, Washington, Unlimited Tax General Obligation Bonds, 2015	4.000%	12/01/2027	A+	1,090,000	1,153,536
City of Camas, Washington, Water and Sewer Revenue and Refunding Bonds, 2015	4.000%	12/01/2028	Aa3	1,050,000	1,108,443
City of Tacoma, Washington, Sewer Revenue Refunding Bonds, 2016A	3.250%	12/01/2028	Aa2	350,000	352,278
Lake Washington School District No. 414, King County, Washington, Unlimited Tax General Obligation and Refunding Bonds, 2016	4.000%	12/01/2028	AA+	1,000,000	1,084,630
Public Utility District No. 1 of Cowlitz County, Washington, Production System Revenue Refunding Bonds, 2014	5.000%	09/01/2029	A1	1,000,000	1,119,550
City of Everett, Washington, Water and Sewer Revenue Refunding Bonds, 2016	3.125%	12/01/2029	AA+	2,000,000	1,940,580
City of Tacoma, Washington, Solid Waste Revenue Refunding Bonds, 2016B	5.000%	12/01/2029	A1	1,525,000	1,758,904
Public Utility District No. 1 of Clark County, Washington, Water System Revenue Bonds, Series 2014	5.000%	01/01/2030	Aa2	985,000	1,095,744
Energy Northwest, Columbia Generating Station Electric Revenue and Refunding Bonds, Series 2015-A	5.000%	07/01/2030	AA-	5,000,000	5,767,150
Public Utility District No. 1 of Cowlitz County, Washington, Production System Revenue Refunding Bonds, 2014	5.000%	09/01/2030	A1	2,100,000	2,342,424
State of Washington, Various Purpose General Obligation Bonds, Series 2009A (Prerefunded to 07-01-2018 @ 100) (b)	5.000%	07/01/2031	Aa1	1,500,000	1,587,780

					42,357,178

West Virginia (1.57%)
West Virginia University Board of Governors, University Improvement Revenue Bonds (West Virginia University Projects), 2011 Series B	5.000%	10/01/2023	A	2,510,000	2,835,949
West Virginia University Board of Governors, University Improvement Revenue Bonds (West Virginia University Projects), 2011 Series B	5.000%	10/01/2024	A	3,200,000	3,612,416
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	4.000%	05/01/2025	AA-	1,105,000	1,180,217
The Board of Education of the County of Braxton (West Virginia), Public School Refunding Bonds, Series 2016	4.000%	05/01/2026	AA-	350,000	375,816
The Board of Education of the County of Braxton (West Virginia), Public School Refunding Bonds, Series 2016	2.250%	05/01/2026	AA-	125,000	113,494
The Board of Education of the County of Manongalia (West Virginia), Public School Refunding Bonds, Series 2012	4.000%	05/01/2026	AA-	2,180,000	2,315,967

54	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Long-term Municipal Bonds (Cont.)
West Virginia (Cont.)
The Board of Education of the County of Braxton (West Virginia), Public School Refunding Bonds, Series 2016	5.000%	05/01/2027	AA-	$515,000	$590,216

					11,024,075

Wisconsin (3.08%)
Village of Whitefish Bay, Wisconsin (Milwaukee County), General Obligation Corporate Purpose Bonds, Series 2013A	2.250%	04/01/2021	Aa1	250,000	251,538
School District of New Richmond, St. Croix County, Wisconsin, General Obligation Refunding Bonds (Prerefunded to 04-01-2017 @ 100) (b)	4.750%	04/01/2022	Aa2	1,000,000	1,012,350
Village of Whitefish Bay, Wisconsin (Milwaukee County), General Obligation Corporate Purpose Bonds, Series 2013A	2.500%	04/01/2022	Aa1	175,000	177,949
City of Sheboygan, Sheboygan County, Wisconsin, General Obligation Corporate Purpose Bonds, Series 2007B	4.750%	10/01/2022	AA-	800,000	881,792
Village of Whitefish Bay, Wisconsin (Milwaukee County), General Obligation Corporate Purpose Bonds, Series 2013A	2.500%	04/01/2023	Aa1	285,000	288,032
City of Sheboygan, Sheboygan County, Wisconsin, General Obligation Corporate Purpose Bonds, Series 2007B	4.750%	10/01/2023	AA-	300,000	330,438
Milwaukee Metropolitan Sewerage District, General Obligation Sewerage System Refunding Bonds, Series 2015C	2.500%	10/01/2024	Aa1	2,000,000	1,980,300
City of Fond Du Lac, Fond Du Lac County, Wisconsin, Waterworks System Revenue Bonds, Series 2010	5.000%	09/01/2025	A+	1,000,000	1,104,100
City of Oshkosh, Wisconsin, (Winnebago County), Water System Revenue Refunding Bonds, Series 2016G	2.000%	01/01/2026	Aa3	955,000	857,208
Muskego-Norway School District, Waukesha and Racine Counties, Wisconsin, General Obligation School Building and Improvement Bonds	3.000%	04/01/2026	AA	2,495,000	2,500,988
City of Oshkosh, Wisconsin, (Winnebago County), General Obligation Refunding Bonds, Series 2016H	2.000%	08/01/2026	Aa3	1,090,000	974,024
Ellsworth Community School District, Pierce County, Wisconsin, General Obligation Refunding Bonds	4.000%	04/01/2027	Aa3	340,000	362,882
Ellsworth Community School District, Pierce County, Wisconsin, General Obligation Refunding Bonds	4.000%	04/01/2028	Aa3	275,000	291,277
Ellsworth Community School District, Pierce County, Wisconsin, General Obligation Refunding Bonds	4.000%	04/01/2029	Aa3	400,000	419,660
Western Technical College District, Wisconsin, General Obligation Refunding Bonds, Series 2013C	5.000%	04/01/2029	AA+	3,000,000	3,293,910
State of Wisconsin, General Obligation Bonds of 2008, Series D (Prerefunded to 05-01-2018 @ 100) (b)	6.000%	05/01/2029	Aa2	1,000,000	1,066,690
Central Brown County Water Authority, Wisconsin, Water System Revenue Refunding Bonds, Series 2014A	5.000%	11/01/2029	A+	1,000,000	1,139,050
Central Brown County Water Authority, Wisconsin, Water System Revenue Refunding Bonds, Series 2014A	5.000%	11/01/2030	A+	2,000,000	2,272,080
Central Brown County Water Authority, Wisconsin, Water System Revenue Refunding Bonds, Series 2014A	5.000%	11/01/2031	A+	2,200,000	2,489,366

					21,693,634

Total Long-term Municipal Bonds
(cost $689,185,835)					699,153,422

Short-term Municipal Variable Rate Demand Notes (3.32%)
Kansas (0.71%)
State of Kansas, Department of Transportation, Adjustable Tender Highway Revenue Bonds, Series 2004C-1 (e)	0.580%	09/01/2021	Aa2	5,000,000	5,000,000

New York (1.09%)
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Adjustable Rate Fiscal 2010 Series CC (e)	0.570%	06/15/2041	Aa1	5,000,000	5,000,000
New York City Municipal Water Finance Authority, Water and Sewer System Second General Resolution Revenue Bonds, Adjustable Rate, Fiscal 2016 Series AA (e)	0.570%	06/15/2048	Aa1	2,700,000	2,700,000

					7,700,000

See accompanying notes to financial statements.	55

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

SCHEDULE OF INVESTMENTS (continued)

November 30, 2016

	Coupon rate	Maturity date	Rating (a)	Principal amount	Value
Short-term Municipal Variable Rate Demand Notes (Cont.)
North Carolina (1.18%)
City of Charlotte, North Carolina, Variable Rate Water and Sewer System Revenue Bonds, Series 2006B (e)	0.520%	07/01/2036	Aaa	$8,280,000	$8,280,000

Oklahoma (0.34%)
Oklahoma Turnpike Authority, Oklahoma Turnpike System, Refunding Second Senior Revenue Bonds, Series 2006F (e)	0.540%	01/01/2028	Aa3	2,400,000	2,400,000

Total Short-term Municipal Variable Rate Demand Notes
(cost $23,380,000)					23,380,000

				Shares	Value
Short-term Investments (0.02%)
JPMorgan U.S. Government Money Market Fund Capital Shares				125,595	$125,595

Total Short-term Investments
(cost $125,595)					125,595

TOTAL INVESTMENTS (102.64%)
(cost $712,691,430)					722,659,017
LIABILITIES, NET OF OTHER ASSETS (-2.64%)					(18,563,709)

NET ASSETS (100.00%)					$704,095,308

(a)	Ratings are not audited and represent the lower of Moody’s or S&P issuer specific ratings.

(b)	Advanced Refunded Bonds are backed by an escrow or trust containing U.S. Government, U.S. Government Agency or other securities to support the timely payment of principal and interest.

(c)	Security purchased on a “when-issued” basis.

(d)	Rate shown is fixed until mandatory tender date of July 1, 2026.

(e)	Rate shown is as of November 30, 2016.

NR - Not Rated

56	See accompanying notes to financial statements.

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STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF ASSETS AND LIABILITIES

November 30, 2016

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Assets
Investments in securities at identified cost	$1,608,394,694	1,090,843,445	396,442,564	712,691,430

Investments in securities at market value	$4,279,163,481	1,758,730,307	394,295,363	722,659,017
Receivable for:
Dividends and interest	15,510,131	8,153,043	1,539,699	8,081,707
Shares of the Fund sold	3,265,500	1,387,698	920,558	178,523
Securities sold	—	—	—	2,562,125
Prepaid expenses	18,608	7,703	1,633	3,101

Total assets	4,297,957,720	1,768,278,751	396,757,253	733,484,473

Liabilities and Net Assets
Distributions to shareholders	—	—	3,890	285,038
Payable for:
Shares of the Fund redeemed	917,202	178,912	416,530	1,636,886
Securities purchased	—	1,548,586	—	27,323,621
Trustees’ fees and expenses	8,210	3,593	723	1,311
Due to affiliates	379,444	165,342	40,979	73,408
Accrued liabilities	85,397	61,059	44,081	68,901

Total liabilities	1,390,253	1,957,492	506,203	29,389,165

Net assets applicable to shares outstanding of common stock	$4,296,567,467	1,766,321,259	396,251,050	704,095,308

Fund shares outstanding (no par value, unlimited number of shares authorized)	61,026,262	27,951,170	39,941,755	82,536,473
Net asset value, offering price and redemption price per share	$70.41	63.19	9.92	8.53

Analysis of Net Assets
Paid-in-capital	$1,541,842,296	1,074,519,735	398,780,927	694,455,705
Accumulated net realized gain (loss)	34,371,547	3,463,102	(382,676)	(327,984)
Net unrealized appreciation (depreciation)	2,670,760,595	667,882,619	(2,147,201)	9,967,587
Undistributed net investment income (loss)	49,593,029	20,455,803	—	—

Net assets applicable to shares outstanding	$4,296,567,467	1,766,321,259	396,251,050	704,095,308

58	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF OPERATIONS

Year ended November 30, 2016

	Growth Fund	Balanced Fund	Interim Fund	Municipal Bond Fund
Investment Income:
Dividends	$112,844,151	27,779,849	—	—
Interest	111,087	19,931,523	5,032,666	86,997
Tax-exempt interest	—	—	—	21,990,876

	112,955,238	47,711,372	5,032,666	22,077,873
Less: foreign withholding taxes	(1,072,021)	(385,868)	—	—

Total investment income	111,883,217	47,325,504	5,032,666	22,077,873
Expenses:
Investment advisory and management fees	4,285,449	1,863,647	457,978	785,301
Trustees’ fees and expenses	166,108	69,988	15,034	28,746
Reports to shareholders	102,721	50,972	19,627	17,919
Professional fees	61,137	25,494	7,620	11,617
Audit fees	56,549	58,634	68,240	69,440
Errors and omissions insurance	49,533	20,568	4,422	8,436
Custodian fees	93,616	30,245	611	8,846
ICI dues	38,137	15,677	3,658	6,696
Regulatory Fees	39,144	35,146	30,438	29,550
Fidelity bond expense	6,605	2,733	596	1,105
Securities valuation fees	1,091	43,352	4,604	139,535

Total expenses	4,900,090	2,216,456	612,828	1,107,191

Net investment income	106,983,127	45,109,048	4,419,838	20,970,682
Realized and unrealized gain (loss):
Net realized gain (loss) on sales of investments	34,371,547	3,463,102	—	(134,203)
Net realized gain (loss) on foreign currency transactions	(180,123)	(12,422)	—	—
Change in net unrealized appreciation (depreciation) on investments and foreign currency transactions	238,556,716	48,411,483	(2,995,683)	(22,791,808)

Net realized and unrealized gain (loss) on investments	272,748,140	51,862,163	(2,995,683)	(22,926,011)

Net change in net assets resulting from operations	$379,731,267	96,971,211	1,424,155	(1,955,329)

See accompanying notes to financial statements.	59

STATE FARM ASSOCIATES’ FUNDS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Growth Fund
Years ended November 30,	2016	2015
From operations:
Net investment income	$106,983,127	100,219,593
Net realized gain (loss)	34,191,424	459,300,353
Change in net unrealized appreciation or depreciation	238,556,716	(650,292,661)

Net change in net assets resulting from operations	379,731,267	(90,772,715)
Distributions to shareholders from and in excess of:
Net investment income	(102,728,629)	(95,389,124)
Net realized gain	(396,759,919)	—

Total distributions to shareholders	(499,488,548)	(95,389,124)
From Fund share transactions:
Proceeds from shares sold	201,493,028	212,231,524
Reinvestment of distributions	474,788,519	90,363,322

	676,281,547	302,594,846
Less payments for shares redeemed	(355,608,901)	(304,285,130)

Net increase (decrease) in net assets from Fund share transactions	320,672,646	(1,690,284)

Total increase (decrease) in net assets	200,915,365	(187,852,123)

Net assets:
Beginning of period	4,095,652,102	4,283,504,225

End of period*	$4,296,567,467	4,095,652,102

* Including undistributed net investment income (loss)	$49,593,029	45,518,654

Share Information
Sold	3,006,801	2,853,602
Issued in reinvestment of distributions	7,481,230	1,194,104
Redeemed	(5,279,572)	(4,091,406)

Net increase (decrease)	5,208,459	(43,700)

60	See accompanying notes to financial statements.

Balanced Fund		Interim Fund		Municipal Bond Fund
2016	2015	2016	2015	2016	2015

45,109,048	43,974,836	4,419,838	4,201,795	20,970,682	21,266,146
3,450,680	127,746,231	—	—	(134,203)	(162,103)
48,411,483	(175,433,198)	(2,995,683)	(1,689,623)	(22,791,808)	(3,615,324)

96,971,211	(3,712,131)	1,424,155	2,512,172	(1,955,329)	17,488,719

(44,690,964)	(43,675,110)	(4,419,838)	(4,201,795)	(20,970,682)	(21,266,146)
(124,229,261)	—	—	—	—	—

(168,920,225)	(43,675,110)	(4,419,838)	(4,201,795)	(20,970,682)	(21,266,146)

135,569,490	132,366,906	113,086,915	76,856,579	79,696,171	49,525,996
162,531,221	41,845,930	4,349,717	4,131,681	17,263,132	17,263,754

298,100,711	174,212,836	117,436,632	80,988,260	96,959,303	66,789,750
(148,832,564)	(147,016,476)	(82,051,001)	(81,910,958)	(47,228,993)	(44,453,975)

149,268,147	27,196,360	35,385,631	(922,698)	49,730,310	22,335,775

77,319,133	(20,190,881)	32,389,948	(2,612,321)	26,804,299	18,558,348

1,689,002,126	1,709,193,007	363,861,102	366,473,423	677,291,009	658,732,661

1,766,321,259	1,689,002,126	396,251,050	363,861,102	704,095,308	677,291,009

20,455,803	20,050,141	—	—	—	—

2,184,064	1,975,695	11,257,867	7,663,318	8,977,007	5,614,081
2,726,804	623,278	433,074	411,971	1,950,141	1,957,360
(2,405,665)	(2,205,273)	(8,178,252)	(8,171,798)	(5,354,425)	(5,044,505)

2,505,203	393,700	3,512,689	(96,509)	5,572,723	2,526,936

See accompanying notes to financial statements.	61

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS

1.	Investment Objective

The State Farm Associates’ Funds Trust (the “Trust”) has four separate investment portfolios (each a “Fund” and together, the “Funds”). The Trust is registered under the Investment Company Act of 1940 as an open-end, management investment company. Each Fund has its own investment objective, investment policies, restrictions, and attendant risks and is diversified as defined in the Investment Company Act of 1940. Each Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, “Financial Services-Investment Companies.” State Farm Investment Management Corp. (“SFIMC”) is the Trust’s investment adviser.

The State Farm Growth Fund (the “Growth Fund”) seeks long-term growth of capital which may be supplemented by income. The Growth Fund seeks to achieve this objective by investing under normal circumstances at least 80% of its assets in common stocks and other income producing equity securities.

The State Farm Balanced Fund (the “Balanced Fund”) seeks long-term growth of principal while providing some current income. The Balanced Fund seeks to achieve its objective by investing under normal market conditions approximately 60% of its total assets in common stocks, and ordinarily limits its common stock investments to no more than 75% of its total assets. The Balanced Fund ordinarily invests at least 25% of its total assets in fixed income securities. The Balanced Fund invests in bonds to provide relative stability of principal and income.

The State Farm Interim Fund (the “Interim Fund”) seeks the realization over a period of years of the highest yield consistent with relatively low price volatility. The Interim Fund seeks to achieve its investment objective through investment in high quality debt securities with short and intermediate-term maturities.

The State Farm Municipal Bond Fund (the “Municipal Bond Fund”) seeks as high a rate of income exempt from federal income taxes as is consistent with prudent investment management. The Municipal Bond Fund seeks to achieve its investment objective through investment primarily in a diversified selection of municipal bonds (for example, general obligation bonds of a state or bonds financing a specific project) with maturities of one to seventeen years, although from time to time SFIMC may purchase issues with longer maturities. The Municipal Bond Fund normally invests so that either (1) at least 80% of the Fund’s net investment income is exempt from regular federal income tax or (2) at least 80% of the Fund’s net assets are invested in securities that produce income exempt from regular federal income tax.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”).

Fund Share Valuation

Fund shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined daily on each day the New York Stock Exchange is open. The net asset value for each Fund is determined as of the close of regular session trading on the New York Stock Exchange (usually 3:00 p.m. Central Time). The net asset value per share is computed by dividing the total value of a Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

Securities Valuation

All investments in securities are recorded at their fair value. For more information see Note 3 Securities Valuation.

Securities Transactions and Investment Income

For financial reporting purposes, security transactions are accounted for on trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, and includes amortization of premiums and discounts on fixed income securities. Realized gains and losses from security transactions are reported on an identified cost basis.

Expenses

Expenses arising in connection with a specific Fund are allocated to that Fund. Common Trust expenses are allocated between the Funds in proportion to each Fund’s relative net assets.

Income Taxes and Distributions to Shareholders

Each Fund is a separate taxpayer for federal income tax purposes. It is the Funds’ policy to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of their taxable income, including any net realized gain on sales of investments, reportable for federal income tax purposes.

For more information refer to Note 4 Income Taxes and Distributions to Shareholders.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing foreign exchange rates at November 30, 2016. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars at the prevailing foreign exchange rates on the respective dates of transactions. That portion of realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with realized and unrealized gains and losses on investment securities.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Commitments and Contingencies

In the normal course of business, the Trust enters into contracts on behalf of the Funds that may contain provisions for general indemnifications. Each Fund’s maximum exposure under these indemnification provisions is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss from these indemnification provisions is remote.

Securities Purchased on a “When-Issued” Basis

The Municipal Bond Fund may purchase municipal bonds on a “when-issued” basis. Delivery and payment for these securities may be a month or more after the purchase date, during which time such securities are subject to market fluctuations. The Municipal Bond Fund identifies and holds specific liquid assets with a market value at least equal to the amount of the when-issued purchase commitments in order to ensure that it can meet those commitments. It is possible that the securities will never be issued and the commitment cancelled. At November 30, 2016, the Municipal Bond Fund had commitments of $27,323,621 (representing 3.88% of net assets) for when-issued securities.

New Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amendments to modernize reporting and disclosure of information by registered investment companies. Amendments to Regulation S-X include standardized, enhanced disclosure about derivatives in investment company financial statements and changes to rules governing the form and content of such financial statements. The amendments to Regulation S-X are effective August 1, 2017. At this time, management is evaluating the impact these Regulation S-X amendments may have on the Trust’s financial statements, if any.

3.	Securities Valuation

Investments are valued at fair value pursuant to valuation procedures approved by the Trust’s Board of Trustees (the “Board”). The valuation procedures assign to SFIMC the responsibility for determining fair value using the processes and factors as outlined in the valuation procedures. If SFIMC cannot determine fair value based on the valuation procedures, the Board or the Executive Committee of the Board will determine fair value.

Fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in three broad levels as follows:

•	Level 1 - Unadjusted quoted prices in active markets that are accessible to the Funds for identical assets or liabilities.

•	Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, quoted prices for similar instruments in active markets, interest rates, yield curves and credit spreads. For assets or liabilities with a specified (contractual) term, a Level 2 input must be observable for substantially the full term of the asset or liability.

•	Level 3 - Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available. These inputs, based on the best information available in the circumstances, would include reasonably available information about the assumptions that a market participant would use in valuing the asset or liability and might include SFIMC’s own data.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure the fair value of an asset or liability might be categorized within different levels of the fair value hierarchy. In those cases, the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement. Changes in valuation techniques may result in transfers into or out of an assigned level within the fair value hierarchy. The end of the reporting period method is used for determining when transfers between levels of the fair value hierarchy are deemed to have occurred.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

Stocks, closed-end registered investment companies and exchange-traded funds (“ETFs”) traded on securities exchanges, or in an over-the-counter (“OTC”) market in which transaction prices are reported, are valued at the last sales price on the day of valuation or, if there are no reported sales on that day, at the last reported bid price for the day. Stocks traded on NASDAQ are valued at the NASDAQ Official Closing Price. Long-term debt securities and U.S. Treasury bills are generally valued using quotations provided by an independent pricing service. Short-term debt securities with remaining maturities of 60 days or less (other than U.S. Treasury bills) are generally valued on an amortized cost basis, which approximates market value. Investments in open-end investment companies are valued each day based on the closing net asset value of the respective fund. Short sales, if any, are valued at market value.

Portfolio securities that are primarily traded on foreign securities exchanges (“foreign securities”) are valued at the closing values of such securities on the respective exchange where each security is primarily traded. SFIMC may determine that a market quotation for a foreign security held by a Fund is not reliable because of events or circumstances that have occurred between the time of the market quotation and the time the net asset value of the Fund is calculated (“subsequent event”). A subsequent event might include company-specific developments, a development that might affect an entire market or region, a potential global development or a significant change in one or more U.S. securities indexes. If SFIMC determines that the market quotation for a foreign security is not reliable, SFIMC may determine the foreign security’s value in SFIMC’s reasonable judgment.

For securities other than foreign securities, for which market prices are not readily available or are considered unreliable, SFIMC is required to obtain bid price quotations from brokers or dealers in the securities. If SFIMC cannot obtain a quotation for the security or if SFIMC believes the quotation does not represent the security’s fair value, then SFIMC will determine the security’s value in SFIMC’s reasonable judgment.

In determining a value based on reasonable judgment, SFIMC may use different methodologies, including multiple of earnings, multiple of book value, discount from market of a similar freely traded security or, for debt securities, yield to maturity. Other factors SFIMC may consider in determining value for a security include, but are not limited to, fundamental analytical data relating to the security, the nature and duration of any restrictions on disposition of the security, the last traded price of the security, significant global or regional events such as political unrest, natural disasters, and war, and significant movements in major market indices, ETFs, index futures or other financial instruments in the U.S. or other markets. All securities valued based on SFIMC’s reasonable judgment are subsequently reported to the Board on a quarterly basis.

SFIMC reviews the pricing methodologies of the Funds’ approved pricing vendors, including understanding a vendor’s key inputs and assumptions in valuing securities. SFIMC also engages in transaction back-testing with respect to portfolio securities sold by the Funds to compare unrealized gains and losses to realized gains and losses.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets and liabilities as of November 30, 2016:

	Investments in Securities

Fund	Level 1	Level 2	Level 3	Total
Growth Fund
Common Stocks (a)	$4,244,571,093	$—	$—	$4,244,571,093
Short-term Investments	34,592,388	—	—	34,592,388
Balanced Fund
Common Stocks (a)	1,075,291,507	—	—	1,075,291,507
Corporate Bonds (a)	—	408,474,112	—	408,474,112
Foreign Government Bonds	—	4,458,238	—	4,458,238
Agency Commercial Mortgage-Backed Securities	—	48,152,753	—	48,152,753
Agency Notes & Bonds	—	4,705,732	—	4,705,732
U.S. Treasury Obligations	—	195,871,380	—	195,871,380
Short-term Investments	21,776,585	—	—	21,776,585
Interim Fund
U.S. Treasury Obligations	—	391,423,041	—	391,423,041
Short-term Investments	2,872,322	—	—	2,872,322
Municipal Bond Fund
Long-term Municipal Bonds	—	699,153,422	—	699,153,422
Short-term Municipal Variable Rate Demand Notes	—	23,380,000	—	23,380,000
Short-term Investments	125,595	—	—	125,595

(a) Industry classification is disclosed in the Schedules of Investments.

The Funds did not hold any Level 3 securities or derivative instruments as of November 30, 2015 or for the year ended November 30, 2016. There were no transfers of securities between Level 1 and Level 2 as of November 30, 2016 as compared to November 30, 2015.

4.	Income Taxes and Distributions to Shareholders

As of November 30, 2016, the Trust’s management completed a review of uncertain tax positions taken by the Funds, if any, and determined that no tax liability was required for unrecognized tax benefits, and no additional disclosures were needed. Generally, the tax authorities can initiate examinations of tax returns within the three year period beginning on the date such returns are filed. As a result, some tax returns are still open and subject to examination. In addition, as of November 30, 2016, management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of November 30, 2016, each Fund’s aggregate securities holdings’ unrealized gains and losses based on cost for federal income tax purposes were as follows:

Fund	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Growth Fund	$1,608,394,694	$2,704,377,019	$(33,608,232)	$2,670,768,787
Balanced Fund	1,090,843,445	686,822,921	(18,936,059)	667,886,862
Interim Fund	396,442,564	981,046	(3,128,247)	(2,147,201)
Municipal Bond Fund	712,691,430	19,001,468	(9,033,881)	9,967,587

For each Fund, the cost of investments for federal income tax purposes was the same as the cost of investments reflected on the Statements of Assets and Liabilities and Schedules of Investments.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The Growth Fund and Balanced Fund declare and pay income dividends, if any, at least annually. The Interim Fund and Municipal Bond Fund declare dividends daily equal to each Fund’s respective net investment income, and distributions of such amounts are made on the last business day of each month.

Net realized gains on sales of investments, if any, are distributed annually after the close of the Fund’s fiscal year. Dividends and distributions payable to shareholders are recorded by the respective Fund on the ex-dividend date.

On December 19, 2016, the Growth Fund declared an ordinary income dividend of $0.88219 per share and a capital gain dividend of $0.56284 per share to shareholders of record on December 16, 2016 (reinvestment date December 19, 2016).

On December 19, 2016, the Balanced Fund declared an ordinary income dividend of $0.83458 per share and a capital gain dividend of $0.12415 per share to shareholders of record on December 16, 2016 (reinvestment date December 19, 2016).

After utilizing capital loss carryforwards to offset realized capital gains during the year ended November 30, 2016, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains realized after November 30, 2016, if any. Future capital loss carryforward utilization in any given year may be subject to Internal Revenue Code limitations. If not applied, the capital losses will carryforward indefinitely as follows:

		Unused Non Expiring Capital Loss Carryforwards
Fund	Loss Carryforwards Utilized in 2016	Short-term	Long-term	Total
Interim Fund	—	—	382,676	382,676
Municipal Bond Fund	—	204,358	123,626	327,984

As of November 30, 2016, in accordance with federal tax regulations, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Unrealized	Accumulated
Fund	Ordinary Income	Long-term Gain	Appreciation (Depreciation)	Capital and Other Losses	Total
Growth Fund	$49,593,030	$34,371,546	$2,670,760,595	$—	$2,754,725,171
Balanced Fund	20,455,803	3,463,102	667,882,619	—	691,801,524
Interim Fund	—	—	(2,147,201)	(382,676)	(2,529,877)
Municipal Bond Fund	—	—	9,967,587	(327,984)	9,639,603

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to the recognition of net realized losses, the timing of Fund distributions, expiring capital loss carryforwards, and foreign currency transactions. As a result, net investment income and net realized gain or loss on investment transactions for a reporting period may differ from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain capital accounts without impacting its net asset value.

As of November 30, 2016, these reclassifications were as follows:

Fund	Paid in Capital	Accumulated Net Realized Gain (Loss)	Accumulated Undistributed Net Investment Income (Loss)
Growth Fund	$—	$180,123	$(180,123)
Balanced Fund	—	12,422	(12,422)

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions was designated as follows for the years ended November 30, 2016 and November 30, 2015, respectively.

2016	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Municipal Bond Fund	$20,887,373	$83,309	$—	$20,970,682

2015	Tax-Exempt Income	Ordinary Income	Long-term Capital Gain	Total
Municipal Bond Fund	$21,110,514	$155,632	$—	$21,266,146

For the remaining Funds, the tax distributions of ordinary income and long-term capital gains were the same as the distributions from net investment income and capital gains reflected in the Statements of Changes in Net Assets for the years ended November 30, 2016 and November 30, 2015.

5.	Transactions with Affiliates

The Trust has entered into an investment advisory and management services agreement with SFIMC pursuant to which each Fund pays SFIMC an annual fee (computed on a daily basis and paid monthly) at the following annual rates:

Growth Fund	0.20% of the first $100 million of average net assets
0.15% of the next $100 million of average net assets
0.10% of the average net assets in excess of $200 million

Balanced Fund	0.20% of the first $100 million of average net assets
0.15% of the next $100 million of average net assets
0.10% of the average net assets in excess of $200 million

Interim Fund	0.20% of the first $50 million of average net assets
0.15% of the next $50 million of average net assets
0.10% of the average net assets in excess of $100 million

Municipal Bond Fund	0.20% of the first $50 million of average net assets
0.15% of the next $50 million of average net assets
0.10% of the average net assets in excess of $100 million

Other than the account fee imposed on certain shareholders of the Trust which is paid by redeeming shares from the shareholder’s account, the Funds do not pay any direct or indirect discount, commission or other compensation for transfer agent services provided by SFIMC or for distribution and underwriting services provided by State Farm VP Management Corp.

Certain officers and/or trustees of the Trust are also officers and/or directors of SFIMC. The Trust made no payments to its officers or trustees except for trustees’ fees paid to or accrued for the Trust’s independent trustees.

Expense Reduction Agreement

SFIMC has agreed to reimburse a Fund if, and to the extent, a Fund’s total annual operating expenses (excluding taxes, interest, extraordinary litigation expenses, brokerage commissions and other portfolio transaction costs) exceed 0.40% of the Fund’s average net assets. Prior-year reimbursements, if any, are not subject to recapture.

Line of Credit

State Farm Mutual Automobile Insurance Company (“Auto Company”), the parent company of SFIMC, has entered into a Line of Credit Agreement with the Trust. Under that agreement, a Fund may request and Auto Company, in its complete discretion, may lend money to a Fund for up to 30 days on an unsecured basis. Auto Company will not lend more than $50 million at any one time to the Funds and to the other mutual funds advised by SFIMC. Under the agreement, a Fund will pay interest to Auto Company on any outstanding loan at a benchmark interest rate that approximates the rate that creditworthy corporate issuers pay on short-term commercial paper. The Funds did not borrow under the Line of Credit Agreement during the year ended November 30, 2016.

STATE FARM ASSOCIATES’ FUNDS TRUST

NOTES TO FINANCIAL STATEMENTS (continued)

6.	Investment Transactions

For the year ended November 30, 2016, investment transactions (exclusive of short-term instruments) were as follows:

	Purchases (excluding U.S. Government Obligations)	Sales/Maturities (excluding U.S. Government Obligations)	Purchases of U.S. Government Obligations	Sales/Maturities of U.S. Government Obligations
Growth Fund	$—	$9,671,145	$—	$—
Balanced Fund	91,506,494	24,013,465	5,063,477	35,000,000
Interim Fund	—	—	102,172,109	48,000,000
Municipal Bond Fund	130,190,081	46,262,110	—	—

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each Fund for the past five years. Certain information reflects financial results for a single Fund share. The total returns within each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

STATE FARM ASSOCIATES’ FUNDS TRUST GROWTH FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$73.38	$76.68	67.42	55.71	52.10

Income from Investment Operations
Net investment income (a)	1.75	1.79	1.60	1.47	1.38
Net gain (loss) on investments (both realized and unrealized)	4.15	(3.38)	9.21	11.70	3.57

Total from investment operations	5.90	(1.59)	10.81	13.17	4.95

Less Distributions
Net investment income	(1.76)	(1.71)	(1.55)	(1.46)	(1.34)
Net realized gain	(7.11)	—	—	—	—

Total distributions	(8.87)	(1.71)	(1.55)	(1.46)	(1.34)

Net asset value, end of period	$70.41	$73.38	76.68	67.42	55.71

Total Return	9.54%	(2.13)%	16.26%	24.06%	9.69%

Ratios/Supplemental Data
Net assets, end of period (millions)	$4,296.6	$4,095.7	4,283.5	3,769.1	3,145.1

Average net asset ratios
Expenses	0.12%	0.12%	0.12%	0.12%	0.12%
Net investment income	2.59%	2.40%	2.25%	2.38%	2.53%

Portfolio turnover rate (b)	0%	11%	1%	1%	0%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

(b)	Portfolio turnover rate rounds to less than 1% for the year ended November 30, 2012.

See accompanying notes to financial statements.	69

STATE FARM ASSOCIATES’ FUNDS TRUST BALANCED FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$66.38	$68.23	62.01	56.65	54.43

Income from Investment Operations
Net investment income (a)	1.63	1.73	1.72	1.63	1.60
Net gain (loss) on investments (both realized and unrealized)	1.76	(1.85)	6.17	5.36	2.26

Total from investment operations	3.39	(0.12)	7.89	6.99	3.86

Less Distributions
Net investment income	(1.69)	(1.73)	(1.67)	(1.63)	(1.58)
Net realized gain	(4.89)	—	—	—	(0.06)

Total distributions	(6.58)	(1.73)	(1.67)	(1.63)	(1.64)

Net asset value, end of period	$63.19	$66.38	68.23	62.01	56.65

Total Return	5.83%	(0.18)%	12.95%	12.59%	7.26%

Ratios/Supplemental Data
Net assets, end of period (millions)	$1,766.3	$1,689.0	1,709.2	1,540.8	1,354.5

Average net asset ratios
Expenses	0.13%	0.13%	0.13%	0.13%	0.13%
Net investment income	2.63%	2.58%	2.66%	2.75%	2.86%

Portfolio turnover rate	4%	11%	4%	5%	5%

(a)	Average shares outstanding for the period were used to calculate net investment income per share.

70	See accompanying notes to financial statements.

STATE FARM ASSOCIATES’ FUNDS TRUST INTERIM FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.99	$10.03	10.06	10.26	10.28

Income from Investment Operations
Net investment income	0.12	0.12	0.13	0.15	0.19
Net gain (loss) on investments (both realized and unrealized)	(0.07)	(0.04)	(0.03)	(0.20)	(0.02)

Total from investment operations	0.05	0.08	0.10	(0.05)	0.17

Less Distributions
Net investment income	(0.12)	(0.12)	(0.13)	(0.15)	(0.19)
Net realized gain	—	—	—	—	—

Total distributions	(0.12)	(0.12)	(0.13)	(0.15)	(0.19)

Net asset value, end of period	$9.92	$9.99	10.03	10.06	10.26

Total Return	0.45%	0.77%	1.01%	(0.51)%	1.66%

Ratios/Supplemental Data
Net assets, end of period (millions)	$396.3	$363.9	366.5	384.5	432.1

Average net asset ratios
Expenses	0.16%	0.16%	0.16%	0.15%	0.15%
Net investment income	1.15%	1.17%	1.31%	1.46%	1.84%

Portfolio turnover rate	13%	12%	7%	17%	24%

See accompanying notes to financial statements.	71

STATE FARM ASSOCIATES’ FUNDS TRUST MUNICIPAL BOND FUND

(For a share outstanding throughout each period)

	Year ended November 30,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$8.80	$8.85	8.62	9.11	8.79

Income from Investment Operations
Net investment income	0.26	0.28	0.30	0.30	0.32
Net gain (loss) on investments (both realized and unrealized)	(0.27)	(0.05)	0.24	(0.49)	0.34

Total from investment operations	(0.01)	0.23	0.54	(0.19)	0.66

Less Distributions
Net investment income	(0.26)	(0.28)	(0.30)	(0.30)	(0.32)
Net realized gain (a)	—	—	(0.01)	—	(0.02)

Total distributions	(0.26)	(0.28)	(0.31)	(0.30)	(0.34)

Net asset value, end of period	$8.53	$8.80	8.85	8.62	9.11

Total Return	(0.16)%	2.65%	6.37%	(2.05)%	7.63%

Ratios/Supplemental Data
Net assets, end of period (millions)	$704.1	$677.3	658.7	639.9	683.5

Average net asset ratios
Expenses	0.16%	0.16%	0.15%	0.16%	0.15%
Net investment income	2.95%	3.19%	3.46%	3.46%	3.55%

Portfolio turnover rate	7%	10%	6%	11%	4%

(a)	Net realized gain distributions represent less than $0.01 per share for the year ended November 30, 2013.

72	See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the State Farm Associates’ Funds Trust:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Farm Growth Fund, State Farm Balanced Fund, State Farm Interim Fund and State Farm Municipal Bond Fund (four funds comprising the State Farm Associates’ Funds Trust, hereafter referred to as the “Funds”), as of November 30, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, Illinois

January 24, 2017

FEDERAL INCOME TAX INFORMATION (unaudited)

The following information is provided as required by the Internal Revenue Code for dividends paid by each Fund during the year ended November 30, 2016.

Fund	Total Capital Gain Distributed	Total Qualified Dividend Income Distributed	Total Distributions Qualifying for the Dividends-Received Deduction	Total Exempt Interest Distributed
Growth	$396,759,919	$102,728,629	$95,108,590	$—
Balanced	124,229,261	27,148,008	23,333,407	—
Interim	—	—	—	—
Municipal Bond	—	—	—	20,887,373

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Funds. Individual shareholders should refer to their Form 1099 to determine the amounts to be included on their federal income tax return.

Management Information – State Farm Associates’ Funds Trust, November 30, 2016 (unaudited)

I. Information about Non-Interested (Independent) Trustees of State Farm Associates’ Funds Trust

Name, Address, and Age	Position Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Thomas M. Mengler One State Farm Plaza Bloomington, Illinois 61710 Age 63	Trustee	Began service in 1998 to the predecessor of the Trust and serves until successor is elected or appointed.	PRESIDENT (since 6/2012) – St. Mary’s University; DEAN and PROFESSOR OF LAW (before 6/2012) – University of St. Thomas School of Law; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

Victor J. Boschini One State Farm Plaza Bloomington, Illinois 61710 Age 60	Trustee	Began service in 2001 and serves until successor is elected or appointed.	CHANCELLOR – Texas Christian University; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

David L. Vance One State Farm Plaza Bloomington, Illinois 61710 Age 64	Trustee	Began service in 2001 and serves until successor is elected or appointed.	EXECUTIVE DIRECTOR (since 8/2012) – Center for Talent Reporting, Inc. (nonprofit dedicated to improving the management of human capital); PRESIDENT/OWNER – Poudre River Press LLC (book publisher); CONSULTANT/PRESIDENT/OWNER – Manage Learning LLC (consults with organizations on learning strategy, governance, measurement and evaluation); ADJUNCT FACULTY – Bellevue University and University of Southern Miississippi; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

Alan R. Latshaw One State Farm Plaza Bloomington, Illinois 61710 Age 65	Trustee	Began service in 2005 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	TRUSTEE - MainStay Funds (83 portfolios)

Anita M. Nagler One State Farm Plaza Bloomington, Illinois 61710 Age 60	Trustee	Began service in 2006 and serves until successor is elected or appointed.	DIRECTOR – Baron Capital Group, Inc. (investment adviser and distributor of mutual funds); PRIVATE INVESTOR; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

Diane L. Wallace One State Farm Plaza Bloomington, Illinois 61710 Age 58	Trustee	Began service in 2013 and serves until successor is elected or appointed.	RETIRED; TRUSTEE – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	TRUSTEE - Henderson Global Funds (13 portfolios)

Management Information – State Farm Associates’ Funds Trust, November 30, 2016 (unaudited)

II. Information about Interested Trustees/Officers of State Farm Associates’ Funds Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Joe R. Monk,Jr.* One State Farm Plaza Bloomington, Illinois 61710 Age 53	Trustee, President and Chairperson of the Board	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service as President and Chairperson of the Board in 2015 and serves until removed.	SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER – State Farm Life Insurance Company; SENIOR VICE PRESIDENT – MUTUAL FUNDS and VICE PRESIDENT – HEALTH – State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE, PRESIDENT and CHAIRPERSON OF THE BOARD (since 6/2015) and SENIOR VICE PRESIDENT (3/2011 – 6/2015) – State Farm Mutual Fund Trust, State Farm Variable Product Trust.	28	None

Paul J. Smith* One State Farm Plaza Bloomington, Illinois 61710 Age 53	Trustee, Senior Vice President, and Treasurer	Began service as Trustee in 2015 and serves until successor is elected or appointed. Began service in June 2011 as Senior Vice President and in December 2012 as Treasurer and serves until removed.	CHIEF FINANCIAL OFFICER, TREASURER, SENIOR VICE PRESIDENT (3/2007-1/2013) and EXECUTIVE VICE PRESIDENT (since 1/2013) – State Farm Mutual Automobile Insurance Company; DIRECTOR and SENIOR VICE PRESIDENT – State Farm Investment Management Corp., State Farm VP Management Corp.; TRUSTEE (since 1/2015), SENIOR VICE PRESIDENT and TREASURER (since 12/2012) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.	28	None

*	Messrs. Monk and Smith are “interested” Trustees as defined by the Investment Company Act of 1940 because of their respective positions with State Farm Associates’ Funds Trust, State Farm VP Management Corp., State Farm Investment Management Corp., and with the affiliates of these companies.

Management Information – State Farm Associates’ Funds Trust, November 30, 2016 (unaudited)

III. Information about Officers of State Farm Associates’ Fund Trust

Name, Address, and Age	Position(s) Held with Fund	Length of Time Served and Term of Office	Principal Occupation(s) During the Past 5 years

Paul N. Eckley One State Farm Plaza Bloomington, Illinois 61710 Age 62	Senior Vice President	Began service in 1999 to the predecessor of the Trust and serves until removed.	SENIOR VICE PRESIDENT – INVESTMENTS – State Farm Mutual Automobile Insurance Company.

Joseph P. Young One State Farm Plaza Bloomington, Illinois 61710 Age 53	Vice President	Began service in December 2011 and serves until removed.	VICE PRESIDENT – FIXED INCOME (since 12/2011), ASSISTANT VICE PRESIDENT – FIXED INCOME (6/2011 – 12/2011) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 3/2012) – State Farm Investment Management Corp.; VICE PRESIDENT (since 12/2011) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.

David R. Grizzle Three State Farm Plaza Bloomington, Illinois 61791 Age 57	Chief Compliance Officer and Assistant Secretary- Treasurer	Began service as Assistant Secretary- Treasurer in 2001 and as Chief Compliance Officer in 2006 and serves until removed.	CHIEF COMPLIANCE OFFICER and ASSISTANT SECRETARY-TREASURER – State Farm Variable Product Trust, State Farm Mutual Fund Trust; CHIEF COMPLIANCE OFFICER, TREASURER (since 3/2016), and ASSISTANT SECRETARY-TREASURER (3/2001 – 3/2016) – State Farm Investment Management Corp.; TREASURER (since 3/2016) and ASSISTANT SECRETARY-TREASURER (3/2001 – 3/2016) – State Farm VP Management Corp.

Lisa Stewart One State Farm Plaza Bloomington, Illinois 61710 Age 47	Vice President	Began service in December 2015 and serves until removed.	VICE PRESIDENT – LIFE/HEALTH and MUTUAL FUNDS (since 10/2015), VICE PRESIDENT – AGENCY (1/2014 – 10/2015), VICE PRESIDENT AGENCY – CUSTOMER CARE CENTER (1/2013 – 1/2014) and VICE PRESIDENT OPERATIONS – ENTERPRISE SERVICES (9/2011 – 1/2013) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT (since 12/2015) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT (since 12/2015) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.

Mark D. Mikel Three State Farm Plaza Bloomington, Illinois 61791 Age 46	Vice President and Secretary	Began service in 2012 and serves until removed.	ASSISTANT VICE PRESIDENT – MUTUAL FUNDS (since 12/2012) and MUTUAL FUNDS DIRECTOR (before 12/2012) – State Farm Mutual Automobile Insurance Company; VICE PRESIDENT – FINANCIAL AND SECRETARY (since 3/2013) and ASSISTANT SECRETARY-TREASURER (12/2007 – 3/2013) – State Farm Investment Management Corp., State Farm VP Management Corp.; VICE PRESIDENT AND SECRETARY (since 12/2012) – State Farm Variable Product Trust, State Farm Mutual Fund Trust.

The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees of the Trust, and the SAI is available without charge upon request. Call toll-free 1-800-447-0740 to request a copy of the SAI.

P.O. Box 219548
Kansas City, MO 64121-9548

FORWARDING SERVICE REQUESTED

U.S. POSTAGE
PAID
LANCASTER, PA
PERMIT NO. 1275

PRESORTED STANDARD

Not FDIC Insured	• **May Lose Value** • **No Bank Guarantee**

There is no assurance that the Funds will achieve their investment objectives. Investment return and principal value will fluctuate and Fund shares, when redeemed, may be worth more or less than their original cost. State Farm Mutual Funds are not insurance products.

190-4049.18-CH

AP2017/01/9812

1-2017
Printed in U.S.A.

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (each a “covered person”). During the period covered by this Form N-CSR, registrant did not make any amendment to any provisions of such code of ethics that applies to a covered person and that relates to any element of such code set forth in paragraph (b) of Item 2 of Form N-CSR, and registrant did not grant any waiver from such code of ethics provisions. Registrant hereby undertakes to provide a copy of such code of ethics to any person upon request, without charge. To request a copy of the code of ethics, contact the registrant at 1-800-447-0740.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s board of trustees has determined that Alan Latshaw and Anita Nagler, members of the registrant’s Audit Committee, each have all of the attributes to be deemed an “audit committee financial expert,” as such term is defined in paragraph (b) to Item 3 of Form N-CSR. Mr. Latshaw and Ms. Nagler are “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

As indicated in paragraph (d) to Item 3 of Form N-CSR, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item 3 of Form N-CSR. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the Audit Committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not affect the duties, obligations, or liability of any other member of the Audit Committee or board of trustees.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

Billed to registrant for fiscal year ending November 30, 2016: $153,880

Billed to registrant for fiscal year ending November 30, 2015: $252,456

The audit fees for November 30, 2016 are based on estimated amounts expected to be billed to registrant by the registrant’s independent registered public accountant and include an estimated amount from the registrant’s independent registered public accountant for the out-of-pocket expenses it expects to bill to registrant for that time period.

For the fiscal year ending November 30, 2015, the fees also include $7,500 billed by the registrant’s principal accountant and paid by the registrant’s investment advisor, State Farm Investment Management Corp.

(b)	Audit-Related Fees

Billed to registrant for fiscal year ending November 30, 2016: $ 0

Billed to registrant for fiscal year ending November 30, 2015: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2016: $ 0

Billed for fiscal year ending November 30, 2015: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(c)	Tax Fees

Billed to registrant for fiscal year ending November 30, 2016: $ 20,920

Billed to registrant for fiscal year ending November 30, 2015: $ 23,190

The nature of the services comprising the fees disclosed under this category:

For each fiscal year, the nature of the services includes fees for reviewing the registrant’s compliance with tax qualification tests relating to asset diversification, gross income, and distribution requirements to maintain the registrant’s status as a Regulated Investment Company under current provisions of the Internal Revenue Code. For each fiscal year, the nature of the services also includes fees for reviewing the registrant’s tax returns (federal, state, and excise) and a review of income tax and excise tax positions, issues and tax accounting methods with respect to the registrant.

For the fiscal year ending November 30, 2015, the fees also include tax services to assist the registrant’s State Farm Municipal Bond Fund series change a tax accounting calculation. The amount billed by the registrant’s independent principal accountant for assisting with changing the State Farm Municipal Bond Fund’s tax accounting calculation was $2,875, which was paid by the registrant’s investment adviser, State Farm Investment Management Corp.

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2016: $ 0

Billed for fiscal year ending November 30, 2015: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(d)	All Other Fees

Billed to registrant for fiscal year ending November 30, 2016: $ 0

Billed to registrant for fiscal year ending November 30, 2015: $ 0

The nature of the services comprising the fees disclosed under this category include: not applicable

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Reg. S-X:

Billed for fiscal year ending November 30, 2016: $ 0

Billed for fiscal year ending November 30, 2015: $ 0

The nature of the services comprising the fees disclosed under this category: not applicable

(e)(1)	The Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X are as follows:

The Audit Committee (the “Committee”) will approve and recommend to the Board, the selection, retention or termination of the independent registered public accountants of the Trust, and review the independent registered public accountant’s fees to determine whether those fees appear to be appropriate for the services rendered.

a.	Any engagement shall be pursuant to a written engagement letter approved by the Committee, which shall provide, among other things, that:

-	the Committee shall be directly responsible for the appointment, compensation and oversight of the independent registered public accountants; and

-	the independent registered public accountants shall report directly to the Committee.

b.	Pre-approve any engagement of the independent registered public accountants to provide any services (other than the prohibited non-audit services specified in section c. below) to the Trust, or to SFIMC [State Farm Investment Management Corp.] and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust), including the fees and other compensation to be paid to the independent registered public accountants. The Chairman of the Committee may grant such pre-approval provided the amount in question does not exceed $10,000. Any such delegated pre-approval shall be presented to the Committee by the Chairman at the next meeting of the Committee.

(1)	Pre-approval of non-audit services for the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

(2)	Pre-approval of non-audit services for SFIMC or any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust is waived, if:

a.	the aggregate amount of all non-audit services provided is less than 5% of the total fees paid by the Trust, SFIMC and any entity controlling, controlled by, or under common control with SFIMC that provides ongoing services to the Trust to its independent registered public accountants during the fiscal year in which the non-audit services are provided that would have to be pre-approved;

b.	the services were not recognized by management at the time of the engagement as non-audit services; and

c.	such services are promptly brought to the attention of the Committee by management and the Committee approves them (which may be by delegation) prior to the completion of the audit.

c.	The independent registered public accountants shall not perform any of the following non-audit services for the Trust:

(1)	bookkeeping or other services related to the accounting records or financial statements of the Trust;

(2)	financial information systems design and implementation;

(3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	actuarial services;

(5)	internal audit outsourcing services;

(6)	management functions or human resources;

(7)	broker or dealer, investment adviser, or investment banking services;

(8)	legal services and expert services unrelated to the audit; and

(9)	any other services that the Public Company Accounting Oversight Board determines are impermissible.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were rendered to the registrant and approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2016:	not applicable	0%	not applicable
Fiscal year ending November 30, 2015:	not applicable	0%	not applicable

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X:

	Paragraph (b)	Paragraph (c)	Paragraph (d)
Fiscal year ending November 30, 2016:	not applicable	not applicable	not applicable
Fiscal year ending November 30, 2015:	not applicable	not applicable	not applicable

(f)	Not applicable.

(g)	Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant:

Fiscal year ending November 30, 2016:    $ 20,920

Fiscal year ending November 30, 2015:    $ 23,190

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser):

Fiscal year ending November 30, 2016:    $ 0

Fiscal year ending November 30, 2015:    $ 0

Aggregate non-audit fees billed by the registrant’s accountant for services rendered to any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Fiscal year ending November 30, 2016:    $ 0

Fiscal year ending November 30, 2015:    $ 0

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	INVESTMENTS.

(a) The information required by this Item 6 is included as part of the report to shareholders under Item 1 of this Form N-CSR.

(b) Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the State Farm Associates’ Funds Trust Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report (the “Evaluation Date”), and based on their evaluation as of the Evaluation Date of these controls and procedures as required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)) (as applicable), concluded that the registrant’s disclosure controls and procedures are effective.

(b) No change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b))(as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): Attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

State Farm Associates’ Funds Trust

By	/s/ Joe R. Monk Jr.
Joe R. Monk Jr.
President

Date	January 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Joe R. Monk Jr.
Joe R. Monk Jr.
President

Date	January 25, 2017

By	/s/ Paul J. Smith
Paul J. Smith
Senior Vice President and Treasurer

Date	January 25, 2017